UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 - December 31, 2020

Item 1. Reports to Shareholders.

roycelnvest.com

ROYCE Investment Partners

TheRoyceFunds

The Royce Funds 2020 Annual

Review and Report to Shareholders

December 31, 2020

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Premier Fund

Royce Micro-Cap Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Total Return Fund

This page is not part of the The Royce Funds 2020 Annual Report to Shareholders | 1

Letter to Our Shareholders

2020’S MARKET: DICKENSIAN DAYS

In a year that saw so much sorrow met by equal amounts of quiet heroism, it seems almost fitting that the market was subject to extremes of its own. For equity investors, particularly for those in small-cap stocks, the timing of these excesses was fortuitous, going from the worst of times through February and March to the best in 2020’s last three months. After beginning the year with the largest ever quarterly loss in its more than 40-year history (-30.6%), the small-cap Russell 2000 Index proceeded through two positive quarters before enjoying its best showing ever in the fourth quarter, when it gained 31.4%. While we have witnessed many extremes and oddities in our nearly five decades of small cap investing, we have never seen a year quite like 2020.

Prior to 2020, small cap had never experienced record-setting extremes in the same year during any decline and rebound period. The speed with which the market crashed and recovered was truly extraordinary. Moreover, from its 3/18/20 low through the end of December, the Russell 2000 rallied 101.3%, though deeper-than-average declines have always been followed by steeper than average recoveries. When all was said and done, the small-cap index rose a more than respectable 20.0% for the calendar year.

2020 also saw the striking contrast of the public health crisis with the buoyant stock market, which left many wondering if the market was detached from reality and therefore sure to fall.

However, it’s important to remember that the market is forward looking and often sees past difficulties, even formidable ones, that it deems temporary. And as we have often reminded investors, stocks are financial instruments. The level of support they receive from the Federal Reserve can often impact valuations as much as, if not more than, current economic conditions. During the pandemic, the Fed took several aggressively supportive steps to shore up the economy and financial system. These unprecedented efforts also led U.S. Treasury yields to all-time lows while pushing stock valuations close to all-time highs. This explains why, when viewed through the lens of 1% 10-year Treasury yields, small cap valuations in general look relatively reasonable to us—and thus may have farther to climb.

Having said that, we are also mindful that 2020 was a much better year for the markets than the economy or corporate profits, and that 2021 may well be its mirror image. The triple-digit advance for the Russell 2000 off the March trough has assuredly priced in much, though we think not all, of the improvement in profits many companies are likely to experience in 2021. To be sure, the U.S. economy appears to be decidedly in coiled spring mode. Numerous comparisons have already been made to the Roaring Twenties, when a wave of spending and other economic activity was spurred by the nearly coterminous ends of the flu epidemic and World War I. As vaccinations continue to roll out, 2021 may see more positive headlines for the economy than we do for the stock market.

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LETTER TO OUR SHAREHOLDERS

Russell 2000 Peak-to-Peak Returns for Market Cycles Following Drawdowns of 15% or More from 12/31/78-12/31/20

Past performance is no guarantee of future results.

THE OLD CURIOSITY SHOP: WHERE ARE WE IN THE SMALL-CAP CYCLE?

Long-time readers will recall that we like to compare the current small cap market cycle to the patterns of the past to provide some guidance about potential returns. A historical analysis of small-cap cycles also signals the likelihood of further small cap advances. Going back to the Russell 2000’s 1979 inception, we looked at the 12 previous small-cap market cycles to get a sense of where we may be in the current one. We looked at the returns from the peak of one cycle to the next. While we found considerable variance in these peak-to-peak performances, they did cluster within a fairly narrow return range. The chart above shows the peak-to-peak returns for all 12 full market cycles (as well as what the Russell 2000 gained in the current cycle through the end of 2020). The average return for the 12 peak-to-peak periods was 43.8%, with seven of those 12 periods enjoying returns in the range of 38-59%. Contrasting those performances with the current small cap cycle’s 17.3% return since the most recent index peak suggests to us that the current small cap cycle has room to run—especially in a period of economic expansion.

To contextualize our optimistic outlook, it is worth noting that we expect the pace of small-cap’s advance to slow markedly. Although the average first-year return for the 12 previous market troughs was 58.1%, the average return for the subsequent 12 months was 13.6% for the eight peak-to-peak periods that lasted two years or more—still a historically high result.

A TALE OF TWO ASSET CLASSES

Small caps pulled ahead of large caps in 2020’s bullish fourth quarter after lagging by a wide margin through the first three. We see this as a sustainable leadership shift. While small-cap valuations sit at the high end of their historical range, they are nonetheless lower than average when compared with interest rates and notably less expensive than large caps. The chart below uses one of our preferred valuation metrics—LTM EV/EBIT (the last 12 months earnings versus earnings before interest and taxes, excluding companies with no earnings). This chart shows one crucial result of small cap’s long-term underperformance versus large caps: at the end of 2020, small caps were trading versus large caps at one of the cheapest relative valuations we have seen in 20 years. You would need to go back to the 2000 Internet Bubble to find a wider valuation disparity between the two.

Russell 2000 vs. Russell 1000 Median LTM EV/EBIT[1] (ex. Negative EBIT Companies) from 12/31/00 to 12/31/20

1 Earnings before interest and taxes.

Past performance is no guarantee of future results.

Source: FactSet

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LETTER TO OUR SHAREHOLDERS

In addition, the long-running demand for stocks in the NASDAQ-100 Index, in particular the well-known FAAMG (Facebook, Apple, Amazon, Microsoft, and Google) group, has led to an unprecedented level of market capitalization concentration. If investors reallocated even a relatively small percentage of their assets out of these current favorites and into small cap, it would bring significant buying power to the asset class. Along with the prospect of a rebounding global economy, these factors underpin our optimism.

Finally, in addition to the relative valuation discount and the potential benefit from a rebalancing of investor interest, there is data to support the case for small-cap superiority during periods of robust economic growth. Small caps are more sensitive to economic cycles than large caps and thus often outperform their larger siblings in strengthening economies. We compared performance for the Russell 2000 and Russell 1000 when nominal GDP growth was 5% or higher over the last 20 years and found that small caps beat large caps 63% of the time in these periods—and did so by an average return margin of 4.4%. The current consensus for 2021 forecasts that nominal GDP growth will exceed 6%, which should be a supportive environment for small caps.

GREAT EXPECTATIONS FOR SMALL-CAP LEADERSHIP

If small-caps do lead large caps, which areas look likely to lead within the small-cap universe? For some time, many market observers have been expecting value stocks to take the leadership reins of small cap. Yet even as the Russell 2000 Value Index enjoyed a highly impressive fourth quarter in 2020, edging past the Russell 2000 Growth Index (+33.4% versus +29.6%), it also trailed its growth counterpart in calendar 2020 by one of the largest margins on record, up 4.6% versus 34.6%. 2020 marked the tenth of the last 12 calendar years of growth’s superiority.

However, we do see some signs that a change may be coming. The same robust economic conditions that tend to favor small caps also have historically rewarded value. Specifically, when nominal GDP growth has exceeded 5% (the current consensus expectation for 2021 and 2022), small-cap value outperformed small-cap growth 68% of the time by an average of more than 4%. We would welcome such a leadership shift. At the same time, however, we are more confident in the likelihood of ongoing leadership for cyclicals (a status they assumed within small cap in May 2020) than we are in a sustained leadership stint for small-cap value.

Rolling 12 Month Returns of Russell 2000 Pure Value vs Russell 2000 Pure Growth Indexes From 12/31/00 to 12/31/20

Past performance is no guarantee of future results.

When we talk to companies, they tell us about growing order books, scarcity of inventory, and strong, low-debt balance sheets, all of which support the idea that a cyclical rebound is under way. In addition to these supportive cyclical conditions, value will also need market leadership from Financials, Materials, and perhaps Energy to pull ahead of growth. These three, often referred to as the “reflationary” sectors, would benefit from sustained inflation and/or commodity price strength, both of which might occur if the dollar continues to weaken. While all of that seems plausible to us, this sort of macro projection lies beyond our core competencies. So while it’s true that there is substantial overlap between value and cyclicals, we feel more secure about the prospects for the latter. More important for our investors, the small-cap value index is not the best proxy for how our own value-oriented strategies invest, and we think these portfolios should be able to do well regardless of how the value index performs.

With all of this in mind, we have been actively investing in a variety of diverse cyclical companies. For example, we have been focusing on those businesses that look poised to benefit from those changes in consumer behaviors that have been precipitated or accelerated by the coronavirus. We also continue to invest in companies that help to manage the increased complexity of logistics for other businesses. The increased popularity of outdoor leisure activities, specifically for recreational vehicles and boating, has led us to manufacturers that should benefit from the sustainably higher demand for products and aftermarket services. Ongoing strength in the housing market is seeding opportunities across several of our strategies as more and more people can live farther from their employers, particularly in the absence of a daily commute. Workers requiring additional or reworked space for home offices is creating demand for new homes and home remodeling as well as consistently reliable connectivity. We therefore hold homebuilding, building

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LETTER TO OUR SHAREHOLDERS

Taking the long view, 88% of all rolling three-year return periods since 1945 have produced positive returns for small caps. The current probability might be even higher, due to below average valuations for small caps in the context of 1% Treasury bond yields, an accommodative Federal Reserve, and a recovering economy in the U.S . and for most of the globe.

products, and manufactured housing companies. We also own a number of companies in the semiconductor capital equipment space across several of our strategies as the secular shift toward work from home is intersecting fortuitously with both the longstanding trend toward more widespread use of semis and current highly favorable supply/demand dynamics.

HARD TIMES OR GOOD TIMES AHEAD?

Our outlook hinges on two percentages, 84% and 88%. Each can help to answer two of the most relevant investor questions for 2021. The first is, do we think that small caps will see a correction during the year? This seems probable. Taking the long view (as is our wont), in 84% of the past 25 calendar years, small caps have experienced a decline of at least 10%. It’s important to keep this in perspective by recalling two aspects of volatility: it is a regularly recurring feature of the small-cap landscape, one that investors should expect, and its sudden movements can benefit a disciplined active manager. The current environment somewhat increases our expectations for volatility. Needless to say, the market endured above-average volatility in 2020, and stocks do not typically transition seamlessly from high volatility periods to more placid ones. The three years that followed the wildly tumultuous 2008, for example, each experienced volatility spikes of their own. In addition, as we write this letter in late January, we note that the small-cap market is seeing elements of frothiness, including a surge in SPAC (Special Purpose Acquisition Corporations) issuance and considerable intra-day volatility in certain stocks favored by day traders. While not a reason for any long-term concern, these developments echo past excesses.

The second question is, do we think that small caps can advance over the next several years? That seems likely to us. Again, taking the long view, 88% of all rolling three-year return periods since 1945 have produced positive returns for small caps, according to data from Center for Research into Security Prices, where the CRSP 6-10 serves as the small-cap proxy. The current probability might be even higher, due to the aforementioned below average valuations for small caps in the context of 1% Treasury bond yields, an accommodative Federal Reserve, and a recovering economy in the U.S. and for most of the globe. Even against this constructive backdrop, we expect selectivity to be key. The economy is likely to continue rebounding in an uneven fashion as growth revs up and ultimately stabilizes. Regardless, however, of the shape our collective “new normal” takes, we think 2021 will not only be different enough from pre-2020 to create potential advantages for disciplined active management but should also be a rewarding one for select cyclicals in the small-cap universe.

Sincerely,

Charles M. Royce Chairman, Royce Investment Partners	Christopher D. Clark Chief Executive Officer, and Co-Chief Investment Officer, Royce Investment Partners	Francis D. Gannon Co-Chief Investment Officer, Royce Investment Partners

February 1, 2021

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Performance and Expenses

Performance and Expenses
As of December 31, 2020									ANNUAL OPERATING EXPENSES (%)
	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	45-YR/SINCE INCEPTION	INCEPTION DATE	GROSS	NET
Royce Dividend Value Fund	4.47	4.33	9.96	8.03	8.03	N/A	8.45	5/3/04	1.52	1.34
Royce Global Financial Services Fund	15.25	7.41	11.37	9.89	7.81	N/A	8.48	12/31/03	1.84	1.52
Royce International Premier Fund	15.74	10.67	13.40	9.29	N/A	N/A	9.29	12/31/10	1.58	1.44
Royce Micro-Cap Fund	24.50	11.16	11.64	5.20	6.57	8.86	10.86	12/31/91	1.34	1.24
Royce Opportunity Fund	26.52	9.09	15.49	10.47	9.13	10.73	12.26	11/19/96	1.22	1.22
Royce Pennsylvania Mutual Fund	14.08	9.26	13.90	9.61	8.18	9.92	13.68[1]	N/A	0.94	0.94
Royce Premier Fund	11.50	10.25	15.33	9.91	9.33	10.74	11.76	12/31/91	1.19	1.19
Royce Small-Cap Value Fund	-6.47	0.87	5.51	4.14	5.27	N/A	8.20	6/14/01	1.55	1.49
Royce Smaller-Companies Growth Fund	49.26	18.34	16.38	11.59	9.07	N/A	12.47	6/14/01	1.54	1.49
Royce Special Equity Fund	7.43	2.93	9.24	7.49	7.68	9.88	8.57	5/1/98	1.21	1.21
Royce Total Return Fund	3.82	3.91	9.92	8.47	7.20	8.69	10.23	12/15/93	1.23	1.23
INDEX
Russell 2000	19.96	10.25	13.26	11.20	8.91	8.74	N/A	N/A	N/A	N/A
Russell Microcap	20.96	8.78	11.89	10.55	7.34	8.95	N/A	N/A	N/A	N/A
Russell 2000 Value	4.63	3.72	9.65	8.66	6.92	8.54	N/A	N/A	N/A	N/A
Russell 2500	19.99	11.33	13.64	11.97	9.55	9.44	N/A	N/A	N/A	N/A
MSCI ACWI ex USA Small Cap	14.24	4.59	9.37	5.95	6.42	8.50	N/A	N/A	N/A	N/A

1For Royce Pennsylvania Mutual Fund, the average annual total return shown is for the 45-year period ended 12/31/20.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Premier Fund). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.24% for Royce Micro-Cap Fund; 1.34% for Royce Dividend Value Fund; 1.44% for Royce International Premier Fund; 1.49% for Royce Global Financial Services, Small-Cap Value, and Smaller-Companies Growth Funds through April 30, 2021. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Each series of The Royce Fund is subject to market risk–the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Certain Funds generally invest a significant portion of their assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any of these stocks would cause their overall value to decline to a greater degree. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Value Index consists of the respective value stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

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The Royce Funds and Relative Risk-Adjusted Rolling Returns

We have always believed that a long-term perspective is crucial for determining the success of an investment approach.

We prefer to examine results that include up and down market phases—primarily by looking at rolling return periods. Our rationale for doing so is based on the fact that investors buy and sell at many times throughout any given year. In our view, examining performance over a larger series of dates using rolling returns provides a more comprehensive picture of performance, providing a more in-depth measure than calendar-based annualized periods. This allows an investor to evaluate the consistency of performance over time—including the ups and downs of market cycles.

We believe the success of an investment approach is best evaluated by the return it generates compared with the amount of risk taken.

We aim to achieve strong, long-term absolute and relative returns on both a traditional and risk-adjusted basis. We use Sharpe ratios, a widely used measure of return per unit of risk that measures the volatility of returns to gauge how our major domestic strategies with more than 20 years of history have fared versus their respective benchmarks. We calculate the Sharpe Ratio for each relevant Fund and the appropriate index for each rolling five- and 10-year period over the past 20 years and then show both the average Sharpe ratio for these periods as well as each Fund’s batting average—that is, the number and percentage of times the Fund beat the index over the total number of periods—as a measure of that Fund’s success.

Royce Funds Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

5- and 10-Year Monthly Rolling Sharpe Ratios–20 Years through 12/31/20

Included are all Royce Funds with at least 20 years of history.

Royce Micro-Cap Fund’s primary benchmark is the Russell Microcap Index. Royce Opportunity and Special Equity Funds’ primary benchmark is the Russell 2000 Value. Royce Pennsylvania Mutual, Premier, and Total Return Funds’ primary benchmark is the Russell 2000.

The Sharpe Ratio is calculated for a specified period by dividing the fund or index’s average excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund or index’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund or index’s total returns have varied over time. The greater the standard deviation, the greater a fund or index’s volatility. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Past performance is no guarantee of future results. For more information on performance please see page 6.

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MANAGERS’ DISCUSSION (UNAUDITED)

Royce Dividend Value Fund (RDV)

Chuck Royce

Miles Lewis, CFA

FUND PERFORMANCE

Royce Dividend Value Fund gained 4.5% for 2020, an underwhelming result that lagged each of its benchmarks as the Russell 2000 and Russell 2500 Indexes both advanced 20.0% for the calendar year. For context, we note that dividend payers as a group underperformed for the full year within each of these indexes. Nonetheless, we were disappointed by the Fund’s results for 2020.

WHAT WORKED… AND WHAT DIDN’T

Four of the Fund’s 10 equity sectors finished 2020 in the black, with Materials and Industrials making the biggest positive impacts by a wide margin. Conversely, Energy and Consumer Discretionary detracted most. At the industry level, capital markets (Financials) and metals & mining (Materials) were the biggest contributors while energy equipment & services (Energy) and airlines (Industrials) were the biggest detractors.

The portfolio’s top contributor was KKR& Co., a leading alternative asset manager offering investment strategies such as private equity, energy, credit, infrastructure, real estate, and hedge funds. Its shares began to rebound in March before receiving a lift from the August announcement of strong earnings and increased fee-paying assets under management. Franco-Nevada is a Canada-based royalty company that focuses mainly on gold, as well as platinum, oil and gas, and other assets. As a gold streaming and royalty company, it does not mine or extract. Instead, Franco-Nevada funds mining companies upfront in exchange for buying gold and other precious metals from them at pre-set prices and percentages—usually at a much lower prices than the spot price. With ample reserves and rising commodity prices, the company is well positioned for a sustained rally in precious metals prices, a view buttressed by its strong second-quarter earnings and optimistic guidance from management for 2021. Quaker Chemical, a global leader in industrial process fluids, followed in third place. Its business benefited from the global industrial recovery toward the end of 2020, when all of its business segments returned to growth, driven primarily by the global rebound in automotive production.

After positioning the portfolio for accelerating growth at the beginning of 2020, we had to quickly shift gears when the coronavirus outbreak and resulting lockdowns and other constraints plunged the U.S. and much of the globe rapidly into recession—and the equity markets into bear territory. Each of the Fund’s five top-detracting positions comes from an industry that sustained especially negative and prolonged impacts from the pandemic. Norway’s TGS-NOPEC Geophysical, which provides geophysical seismic data to oil exploration companies, was the largest detractor for 2020. We like its business model but also believe that structural changes in oil & gas exploration, as well as secular shifts toward cleaner energy, may ultimately crimp its long-term growth, so we reduced our stake in 2020. Our decision to exit oil and gas contract driller Helmerich & Payne was largely rooted in the company’s downbeat outlook for the energy industry and the likely negative effect the downturn would have on its business through the next several quarters. Plummeting sales led us to sell our positions in footwear manufacturer Caleres and women’s dress shoe retailer Designer Brands, as neither looked capable of a complete recovery to us given the challenges afflicting brick-and-mortar retailers. We also sold our position in low-cost carrier Allegiant Travel for similar reasons as few industries were harder hit than airlines in 2020—and a rebound could take a considerable amount of time.

Relative underperformance for 2020 was due to stock selection and sector allocation, with the former having a slightly larger impact. Because of our lower exposure and, to a lesser degree, stock selection, Health Care detracted most while our lower exposure and stock selection negatively impacted Information Technology. Dividend-payers are scarce in both sectors. Ineffective stock picks and lower exposure also hurt relative results in Consumer Discretionary. Conversely, our lower exposure to Real Estate helped versus the small-cap benchmark, as did our lower weighting and savvy stock selection in Utilities and our larger weighting in Materials.

Top Contributors to Performance		Top Detractors from Performance
For 2020 (%)[1]		For 2020 (%)[2]

KKR & Co.	1.89	TGS-NOPEC Geophysical	-1.50
Franco-Nevada	1.82	Caleres	-1.26
Quaker Chemical	1.79	Helmerich & Payne	-1.19
Evercore Cl. A	1.68	Designer Brands Cl. A	-1.07
Graco	1.16	Allegiant Travel	-1.03
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

Despite a strong run by small caps, we remain optimistic about the asset class and believe that dividend-paying small- and smid-cap stocks represent attractive relative value. Our optimism is also rooted in what we anticipate will be a stronger economic recovery than many think due to pent up services demand, limited excess capacity, a healthy U.S. consumer, and strong corporate balance sheets. Stronger-than-expected operating leverage should also aid this recovery as many companies have permanently reduced their cost structures. Our overall outlook for cyclicals is therefore bright. The vaccine roll-out should spur economic growth, though we suspect it will initially be unevenly distributed—and that is where we think active managers can offer an edge. The ability to recognize patterns, understand industry dynamics, and evaluate management teams should all prove crucial in such a climate. We continue to look for what we see as strong divided-paying businesses trading at attractive valuations due to what appear to be temporary issues.

8 | The Royce Funds 2020 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/20

	JUL-DEC 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/3/04)
RDV	23.76	4.47	4.33	9.96	8.03	8.03	8.45
Annual Gross Operating Expenses: 1.52% Annual Net Operating Expenses: 1.34%

1Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

Since Inception Through 12/31/20

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 75% of all 10-year periods and 48% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG[1]	INDEX AVG[1]
10-year	60/80	75%	0.54	0.52
5-year	67/140	48%	0.54	0.52

1Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 12/31/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 5/3/04 as of 12/31/20 ($)

Top 10 Positions

% of Net Assets

KBR	4.2
HEICO Corporation Cl. A	4.0
FLIR Systems	3.8
AptarGroup	3.7
Carlyle Group	3.3
Applied Industrial Technologies	3.3
Quaker Chemical	3.2
Franco-Nevada	3.1
Worthington Industries	3.0
Lindsay Corporation	3.0

Portfolio Sector Breakdown

% of Net Assets

Financials	29.0
Industrials	28.6
Materials	16.4
Information Technology	10.0
Consumer Discretionary	8.0
Health Care	3.5
Energy	1.7
Real Estate	0.6
Consumer Staples	0.1
Cash and Cash Equivalents	2.1

Calendar Year Total Returns (%)

YEAR	RDV
2020	4.5
2019	29.8
2018	-16.2
2017	21.7
2016	16.4
2015	-5.7
2014	-2.1
2013	30.7
2012	16.9
2011	-4.5
2010	30.1
2009	37.7
2008	-31.5
2007	-0.0
2006	19.9

Upside/Downside Capture Ratios

Periods Ended 12/31/20 (%)

	UPSIDE	DOWNSIDE
10-Year	81	91
From 6/30/04 (Start of Fund’s First Full Quarter)	86	82

Portfolio Diagnostics

Fund Net Assets	$75 million
Number of Holdings	67
Turnover Rate	4%
Average Market Capitalization[1]	$5,150 million
Weighted Average P/E Ratio[2,3]	21.8x
Weighted Average P/B Ratio[2]	2.8x
Active Share[4]	98%
U.S. Investments (% of Net Assets)	67.8%
Non-U.S. Investments (% of Net Assets)	30.1%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 12/31/20).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.34% through April 30, 2021. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Annual Report to Shareholders | 9

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Global Financial Services Fund (RFS)

Chuck Royce
Chris Flynn

FUND PERFORMANCE

Royce Global Financial Services Fund gained 15.3% in 2020, a fine absolute return that nonetheless lagged the 20.0% advance for its primary benchmark, the Russell 2000 Index, and the 16.3% increase for its global small-cap benchmark, the MSCI ACWI Small Cap Index, for the same period. The Fund ceded the relative advantage it had over both indexes during the more bullish second half of 2020 after losing less than each benchmark for the year-to-date period ended 6/30/20 (down 7.0% compared to a loss of 13.0% for the Russell 2000 and a decline of 12.8% for the MSCI ACWI Small Cap). In the second half of 2020, the Fund advanced 23.9%—again, a strong absolute return—versus respective gains of 37.9% and 33.5% for the domestic and global small-cap indexes.

WHAT WORKED… AND WHAT DIDN’T

The portfolio’s top-contributing position in 2020 was U.S. Global Investors, an asset manager that primarily runs international and domestic equities, fixed income, and precious metals focused portfolios. Like most asset managers, US Global’s business rebounded strongly through the dynamic upswing for most of the globe’s equity markets following the March lows. This rebound featured a risk-on mentality that helped to lift the company’s stock as its unrealized losses have narrowed materially through 9/30/20 to a nearly negligible amount. The second top contributor was MarketAxess Holdings, which operates an electronic, multi-dealer trading platform for investment grade and high-yield corporate and emerging market bonds. Its business benefited from robust year-over-year increases in the average daily volume of high-yield and investment grade bond trading as well as from strong network benefits, especially in open trading. We also think the firm can continue to reap the rewards of credit market dislocation, which seems to have driven market share gains for the company.

The top detractor on a position basis was Air Lease. As a lessor of aircraft, Air Lease’s business suffered greatly as flights ground to a halt, an unprecedented event, even for the firm’s highly experienced management team. The drying up of the asset-backed securities market further hindered Air Lease’s ability to sell its aging aircraft to its joint ventures, making it more difficult for the firm to manage the age of its fleet and to strategically retain clients from its competitors. Concerned about the likelihood of a prolonged road to recovery for the airline industry, we opted to exit our position in June.

Also detracting was Capital City Bank Group, which operates Capital City Bank, a regional player with branches in Florida, Georgia, and Alabama. Its net interest margin declined steadily throughout 2020, and its ratio of reserves to loans held for investment was much lower than its industry peers, both of which appeared to keep investors selling its stock. Although we reduced our stake in March, we held shares in the hope of a recovery rooted in our confidence that regional banks should bounce back in 2021. We maintained our position in BOK Financial for similar reasons. This leading Oklahoma-based bank saw its business suffer from exposure to the oil & gas, retail commercial real estate, and healthcare industries.

Top Contributors to Performance		Top Detractors from Performance
For 2020 (%)[1]		For 2020 (%)[2]

U.S. Global Investors Cl. A	2.83	Air Lease Cl. A	-1.27
MarketAxess Holdings	2.69	Capital City Bank Group	-0.94
Sprott	2.65	BOK Financial	-0.76
Tel Aviv Stock Exchange	2.55	Eagle Point Income	-0.74
Canaccord Genuity Group	2.45	Garrison Capital	-0.72
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We continued to prune the number of positions in the portfolio throughout 2020, moving from 68 to 61 holdings as we focused on the business models in which we had the highest conviction. The portfolio has always leaned more toward capital markets businesses, including traditional and alternative asset managers, as well as having exposure to insurance and companies that specialize in financial technology. While these industries have faced challenges of their own over the last several years, near-zero interest rates have created even more significant difficulties for banks, as have increased loan loss provisions caused by the pandemic. However, we are cautiously optimistic about our bank holdings. Regional banks in particular have held up very well during the pandemic, consistent with our thesis that the industry’s risk profile was reduced dramatically following the Financial Crisis and that robust capital levels would prove a source of strength. We expect earnings to be strong in 2021 as provisions for credit losses drop sharply, loan growth resumes, and stronger economic growth steepens the yield curve.

More generally, we are optimistic about the prospects for global small caps, including those in financial services. Three factors underpin our optimism: First, we expect a stronger recovery than many think due to pent up services demand, limited excess capacity, a healthy U.S. consumer, and strong corporate balance sheets; second, stronger-than-expected operating leverage should accentuate the recovery as many companies have permanently reduced their cost structures; and finally, we see reasonable, and in some cases quite attractive, valuations for many of our holdings. The vaccine roll-out should spur economic growth, though we suspect it will initially be unevenly distributed—and that is where we think active managers can offer an edge. The ability to recognize patterns, understand industry dynamics, and evaluate management teams should all prove crucial in such a climate.

10 | The Royce Funds 2020 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/20

	JUL-DEC 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/31/03)
RFS	23.88	15.25	7.41	11.37	9.89	7.81	8.48
Annual Gross Operating Expenses: 1.84%		Annual Net Operating Expenses: 1.52%

1Not annualized

Morningstar Style Map™ As of 12/31/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 12/31/03 as of 12/31/20 ($)

Top 10 Positions

% of Net Assets

Tel Aviv Stock Exchange	4.1
Sprott	3.9
Popular	3.7
Franco-Nevada	3.5
FirstService Corporation	3.4
Canaccord Genuity Group	3.3
First Citizens BancShares Cl. A	3.1
Altus Group	3.0
U.S. Global Investors Cl. A	3.0
E-L Financial	2.9

Portfolio Industry Breakdown

% of Net Assets

Capital Markets	53.2
Banks	14.4
Real Estate Management & Development	8.7
Insurance	4.6
Metals & Mining	3.6
Software	3.5
IT Services	3.1
Professional Services	2.4
Diversified Financial Services	2.3
Health Care Providers & Services	0.9
Thrifts & Mortgage Finance	0.9
Closed-End Funds	0.8
Investment Companies	0.0
Cash and Cash Equivalents	1.6

Upside/Downside Capture Ratios

Periods Ended 12/31/20 (%)

	UPSIDE	DOWNSIDE
10-Year	85	83
Fund’s First Full Quarter (12/31/03)	85	81

Calendar Year Total Returns (%)

YEAR	RFS
2020	15.3
2019	24.2
2018	-13.4
2017	22.5
2016	12.9
2015	-4.7
2014	3.5
2013	42.0
2012	20.7
2011	-11.3
2010	18.5
2009	32.1
2008	-35.4
2007	-4.7
2006	24.8

Portfolio Country Breakdown1,2

% of Net Assets

United States	47.4
Canada	23.8
United Kingdom	6.7
Israel	4.1
New Zealand	2.4
Brazil	2.2
Bermuda	1.7
South Africa	1.7
India	1.5
[1]	Represents countries that are 1.5% or more of net assets.

[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$34 million
Number of Holdings	61
Turnover Rate	4%
Average Market Capitalization[1]	$2,592 million
Weighted Average P/E Ratio[2,3]	20.2x
Weighted Average P/B Ratio[2]	1.9x
Active Share[4]	99%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 12/31/20).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2021. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Annual Report to Shareholders | 11

MANAGER’S DISCUSSION (UNAUDITED)

Royce International Premier Fund (RIP)

Mark Rayner, CA

FUND PERFORMANCE

Royce International Premier Fund advanced 15.7% for 2020, beating its benchmark, the MSCI ACWI ex-US Small Cap Index, which gained 14.2% for the same period. The Fund also outpaced the benchmark for the three-, five-, and matching 10-year/since inception (12/31/10) periods ended 12/31/20. We are happy to celebrate the Fund’s 10-year anniversary during another year of strong absolute and relative performance.

WHAT WORKED… AND WHAT DIDN’T

Seven of the Fund’s nine equity sectors made positive impacts on 2020’s performance, with Information Technology and Industrials leading by wide margins. Energy and Communication Services were the only detractors, and each was a low weighting throughout the year.

The top contributor for 2020 was Japan’s Daifuku, which makes material handling equipment, such as automated storage systems, conveyors, and automatic sorters. It has six main segments whose aggregate revenues have made Daifuku the global number one in material handling. During 2020, investors seemed to selectively focus on certain end market exposures, most notably e-commerce in its intralogistics segment, one of the few areas to benefit from the global economic lockdown. More recently, its semiconductor warehousing segment attracted attention as semis saw renewed demand. Yet other areas of the business were weak in 2020, such as its airport segment. So while the company posted a 14% increase in operating profits on 10% higher revenues at mid-year, we did not think this was enough to justify the performance of its stock, which led us to trim our position.

Japan’s TKC Corporation provides tax-related software and services to smaller companies and their tax accountants. The company’s solutions convert customers’ financial data into financial statements, accounting records, and tax return data to ensure that their returns are fully compliant and filed on time. TKC’s solutions free its customers from tedious bookkeeping, allowing them to spend more time growing their business, and its clients are 50% more likely to be profitable than other companies. TKC delivered robust results for the fiscal year ended 9/30/20, with operating profits up 22% year-over-year. The company also benefited from digitalization, where intensifying requirements to file taxes electronically and the creation of ‘smart municipalities’ in Japan provide growing demand for its services. Yet we believe the market has not fully caught on to TKC’s quality and long-term potential—it remains virtually uncovered by the sell-side, for example—as evidenced by its low valuation.

The top detracting position was the U.K.’s Hyve Group, an event organizing company that we exited in March. Given our preference for what we think are quality companies with strong balance sheets, we typically choose to remain invested when temporary negative events unfold. However, we had begun to exit our position in Hyve during February 2020. With revenues set to fall dramatically, Hyve’s negative working capital requirement—a key asset when the business is growing—would work against it. We also feared that its trade conference business would suffer longstanding negative effects from a business world less keen to travel and more used to developing virtual relationships.

TGS-NOPEC Geophysical is the world’s largest geoscience data company, producing, developing, and procuring primarily offshore seismic data that it sells to oil and gas companies. A well-managed, asset light business, TGS was nevertheless adversely affected by the dramatically reduced demand for energy in 2020. Yet the company will end its fiscal year with a substantial cash balance and continued to pay dividends in 2020, factors that drove us to add shares.

Looking at attribution for the calendar year, sector selection had the most significant impact on outperformance. In particular, the Fund’s low relative exposure and strong stock selection in Real Estate, as well as in Financials (though to a lesser extent), had the largest positive impact on relative results. Conversely, Materials and Communication Services detracted from relative performance due to the Fund’s lower relative exposures and stock performance.

Top Contributors to Performance		Top Detractors from Performance
For 2020 (%)[1]		For 2020 (%)[2]

Daifuku	1.95	Hyve Group	-1.31
TKC Corporation	1.82	TGS-NOPEC Geophysical	-1.26
IMCD	1.64	Loomis	-1.13
As One	1.44	OdontoPrev	-0.95
Benefit One	1.33	Restore	-0.94
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

During 2020, most investors gravitated toward companies offering either ‘thematic growth’ or ‘cyclical value’ as the effects of the pandemic unfolded. Our modest outperformance against the benchmark was achieved even though our quality-oriented businesses typically do not fit this bill. We stuck to our core belief that long-run investment strategies should focus on companies with high and consistent returns on capital that enable investors to benefit from the long-term effects of compounding. We therefore sought to use pandemic-driven volatility to build existing positions and, equally important, to add new high-quality companies to the portfolio. We also believe that certain pandemic-driven changes will be structural, such as the increased digitalization of corporate work flows, and we will continue investing in companies poised to benefit from these changes. More important, we will continue using the same bottom-up discipline, rooted in our belief that high-quality companies that compound shareholder value are the most powerful and reliable long-term drivers of strong performance.

12  |  The Royce Funds 2020 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYIPX RIPNX RINPX RIPIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/20

	JUL-DEC 2020[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/10)
RIP	25.00	15.74	10.67	13.40	9.29	9.29
Annual Gross Operating Expenses: 1.58%		Annual Net Operating Expenses: 1.44%

1Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

Since Inception Through 12/31/20

On a monthly rolling basis, The Fund outperformed the MSCI ACWI x USA SC in 100% of all 10-year periods; 100% of all 5-year periods; and 74% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	1/1	100%	9.3	5.9
5-year	61/61	100%	9.1	5.6
1-year	81/109	74%	8.9	5.2

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 12/31/10 as of 12/31/20 ($)

Top 10 Positions

% of Net Assets

TKC Corporation	3.1
IPH	2.9
IMCD	2.5
Meitec Corporation	2.5
Croda International	2.5
Victrex	2.5
Bravura Solutions	2.5
Intertrust	2.4
Hansen Technologies	2.2
Restore	2.2

Portfolio Sector Breakdown

% of Net Assets

Industrials	42.0
Information Technology	22.0
Health Care	10.1
Materials	7.6
Financials	4.9
Communication Services	2.5
Energy	1.5
Consumer Discretionary	1.3
Real Estate	1.2
Preferred Stock	1.8
Cash and Cash Equivalents	5.1

Upside/Downside Capture Ratios

Periods Ended 12/31/20 (%)

	UPSIDE	DOWNSIDE
10-Year	104	80
Fund’s First Full Quarter
(12/31/10)	104	80

Calendar Year Total Returns (%)

YEAR	RIP
2020	15.7
2019	34.2
2018	-12.8
2017	39.8
2016	-1.1
2015	16.2
2014	-8.2
2013	18.3
2012	23.4
2011	-16.8

Portfolio Country Breakdown1,2

% of Net Assets

Japan	18.6
United Kingdom	15.3
Australia	11.6
Switzerland	10.0
Sweden	9.4
Germany	6.7
Netherlands	4.9

[1]	Represents countries that are 3% or more of net assets.

[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$1,133 million
Number of Holdings	61
Turnover Rate	21%
Average Market Capitalization[1]	$2,387 million
Weighted Average P/E Ratio[2,3]	34.7x
Weighted Average P/B Ratio[2]	3.9x
Active Share[4]	98%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/20).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 12/31/19 and 12/31/20 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2021. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (MSCI ACWI x USA SC). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Annual Report to Shareholders | 13

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Fund (RMC)

Jim Stoeffel
Brendan Hartman

FUND PERFORMANCE

Royce Micro-Cap Fund delivered a strong absolute and relative return of 24.5% for 2020, outpacing both of its benchmarks, the Russell Microcap and the Russell 2000 Indexes, which returned 21.0% and 20.0%, respectively, for the same period. This year’s strong performance also allowed the Fund to beat both indexes for the three-year period ended 12/31/20.

WHAT WORKED… AND WHAT DIDN’T

Five of the 10 equity sectors in which the Fund held investments finished 2020 in the black. Information Technology, the Fund’s largest weighting, generated the largest positive impact by far, followed by Health Care and Consumer Discretionary. Conversely, Energy, Financials, and Consumer Staples detracted most. At the industry level, two of the top contributors were in Information Technology—semiconductors & semiconductor equipment and electronic equipment, instruments & components—while construction & engineering (Industrials) followed. On the other hand, banks and thrifts & mortgage (both in Financials) detracted, with energy equipment & services (Energy) sandwiched in the middle.

The top contributing security was Ameresco. The company provides services for energy efficiency, asset sustainability, infrastructure upgrades, and renewable energy. Its strong performance was driven by the maturation of a number of early-stage projects, the addition of a new CFO, exceeding earnings expectations, and widespread support for sustainability projects. Ameresco is considered the premier company that provides green energy, efficiency, and sustainability solutions. Also contributing to results was online advertising technology firm Magnite. The company was created this year following a merger between digital online advertising exchange platform Rubicon and Telaria. Magnite benefited from increased advertising spending in online channels, particularly in the growing connected television sector. Diagnostic blood testing company Chembio Diagnostics was also additive. The company’s performance was driven by its receipt of FDA Emergency Use Authorization for its rapid COVID-19 antibody finger prick blood test. However, we reduced our position meaningfully after its shares appreciated sharply due to uncertainty regarding the effectiveness and accuracy of COVID-19 tests.

The position that detracted most for the year was Newpark Resources, which provides drilling fluid systems and composite matting systems used in oilfield and other commercial markets. The company was negatively impacted by collapsing oil prices as economic activity declined due to the pandemic. We exited the position earlier this year as the company had financial leverage at the top end of our comfort level. Astronics Corporation also hampered results for the calendar year. Astronics is a New York based aerospace electronics corporation known for its lighting and electronics integrations on military, commercial, and business aircraft and semiconductor test systems. The company’s shares underperformed in 2020 due to the prospects for aerospace suppliers being severely impacted by both the COVID-19 travel shutdown and the grounding of the Boeing 737 MAX airplane. Investar Holding, which provides commercial banking products to individuals and small- to medium-sized south Louisiana businesses, negatively impacted performance. The company was hurt by a combination of the public health crisis and its exposure to the energy industry, which suffered through most of 2020.

Sector allocation decisions contributed to relative outperformance versus the Russell Microcap Index for 2020—stock selection was marginally negative. Our lower exposure and savvy stock selection in Financials gave the Fund a sizable relative advantage, as did our higher exposure and, to a lesser degree, stock selection in Information Technology. In addition, our lower weighting and stock picks aided in Real Estate. Conversely, our lower exposure to Health Care and, to a lesser degree, our ineffective stock selection hurt in the sector. Stock picking also hampered relative results for Industrials and Materials.

Top Contributors to Performance		Top Detractors from Performance
For 2020 (%)[1]		For 2020 (%)[2]

Ameresco Cl. A	1.90	Newpark Resources	-1.08
Magnite	1.85	Astronics Corporation	-0.85
Chembio Diagnostics	1.80	Investar Holding	-0.79
LightPath Technologies Cl. A	1.66	TriState Capital Holdings	-0.77
American Superconductor	1.64	Ardmore Shipping	-0.73
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The country has made its way through a contentious election, and, despite the tumultuous transition, we expect policy priorities to rapidly become clear. We are hopeful that the most arduous tax proposals on profits and capital will be difficult to implement. However, we do expect that priorities will shift to infrastructure, with an emphasis on environmental concerns, as regulatory burdens and spending increase. Although our investment decisions remain company specific, we will continue to take into account the rapidly changing political environment as an important investment consideration. We are pleased that the news on effective treatments for COVID-19 remains increasingly positive as numerous vaccines have been approved. Despite the fits and starts in distribution, we believe the effect will be highly positive. The bottom line: Our value orientation tends to make our portfolio pro cyclical. We believe the combination of the gradual reopening of the world’s economies and an increase in fiscal stimulus will provide a cyclical tailwind to the positive attributes in our portfolio investments.

14 | The Royce Funds 2020 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/20

	JUL-DEC 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)
RMC	40.86	24.50	11.16	11.64	5.20	6.57	8.86	9.68	10.86
Annual Gross Operating Expenses: 1.34% Annual Net Operating Expenses: 1.24%

1Not annualized

Morningstar Style Map™ As of 12/31/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 6/30/00 (Russell Microcap Index Inception) as of 12/31/20 ($)

Top 10 Positions
% of Net Assets

Magnite	1.9
Citi Trends	1.7
B. Riley Financial	1.7
American Superconductor	1.6
Ameresco Cl. A	1.4
PAR Technology	1.4
AXT	1.3
CIRCOR International	1.3
Agilysys	1.3
Cohu	1.3

Portfolio Sector Breakdown
% of Net Assets

Information Technology	26.6
Industrials	23.3
Consumer Discretionary	13.5
Financials	13.2
Health Care	13.1
Communication Services	3.1
Materials	2.9
Energy	1.7
Real Estate	1.4
Consumer Staples	0.1
Cash and Cash Equivalents	1.1

Calendar Year Total Returns (%)

YEAR	RMC
2020	24.5
2019	21.2
2018	-8.9
2017	5.4
2016	19.7
2015	-13.3
2014	-4.1
2013	21.3
2012	8.0
2011	-12.1
2010	30.1
2009	55.7
2008	-40.9
2007	7.1
2006	22.3

Upside/Downside Capture Ratios
Periods Ended 12/31/20 (%)

	UPSIDE	DOWNSIDE

10-Year	77	98

From 6/30/00 (Russell Microcap Index Inception)	92	83

Portfolio Diagnostics

Fund Net Assets	$357 million
Number of Holdings	130
Turnover Rate	25%
Average Market Capitalization[1]	$605 million
Weighted Average P/B Ratio[2]	2.4x
Active Share[3]	90%
U.S. Investments (% of Net Assets)	86.1%
Non-U.S. Investments (% of Net Assets)	12.8%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Investment Class and include management fee and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.24% through April 30, 2021. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Annual Report to Shareholders   |  15

MANAGERS’ DISCUSSION (UNAUDITED)
Royce Opportunity Fund (ROF)

Bill Hench Suzanne Franks Rob Kosowsky, CFA

FUND PERFORMANCE

Royce Opportunity Fund advanced 26.5% in 2020 outpacing its primary benchmarks, the Russell 2000 Value (+4.6%) and the Russell 2000 (+20.0%) Indexes for the calendar year. The Fund’s performance edge in 2020 also helped it to maintain impressive long-term relative advantages. Opportunity outperformed the Russell 2000 Value for the three-, five-, 10-, 15-, 20-year, and since inception (11/19/96) periods ended 12/31/20 while also outperforming the Russell 2000 for each of these spans except the three- and 10-year periods.

WHAT WORKED... AND WHAT DIDN’T

Eight of the portfolio’s 11 equity sectors were positive contributors to 2020’s performance, with Information Technology, Consumer Discretionary, and Health Care making especially outsized impacts. Energy, Financials, and Utilities each detracted from performance. Semiconductors & semiconductor equipment, a perennially large weighting in Information Technology, led the portfolio’s industry groups, followed by health care providers & services (Health Care), household durables (Consumer Discretionary), and electronic equipment, instruments & components, another industry in Information Technology. Conversely, two groups a piece in Energy and Financials were the top detractors at the industry level: oil, gas & consumable fuels, banks, energy equipment & services, and thrifts & mortgage finance.

Owens & Minor was the top-contributing position for 2020. The company distributes medical and surgical supplies throughout the U.S. It also provides supply chain management, logistics, technology services, and testing and monitoring supplies for diabetics. The company saw high demand in 2020, particularly for its PPE products, while executing effectively. Each of these factors helped Owens & Minor to post significant gains in adjusted net income and revenues. Magnite, the world’s largest independent sell-side advertising platform, provides technology for businesses to monetize their content across all screens and formats, including desktop, mobile, and audio. The market was highly enthusiastic about the company’s success in the growth of OTT, or ‘over the top,’ media, which bypasses the cable, broadcast, and satellite TV platforms that traditionally control or distribute this kind of content. Optoelectronics specialist II-VI was another success in 2020. The company makes lasers and optical components chiefly for telecommunication and data center applications. II-VI reported a positive quarter in May 2020, driven both by new products, such as facial recognition lasers, and higher demand for data communications equipment spurred by the dramatic increase in people working from home. Its shares rose further in November after profits exceeded expectations.

Car and truck rental specialist Hertz Global Holdings was the biggest detractor at the position level for the year. Our initial analysis showed strong turnaround potential, an evaluation that changed significantly with the outbreak of the coronavirus. The pandemic’s negative impact further exposed the risks of Hertz’s cash-poor balance sheet and its heavy reliance on business at airports. We began to exit our position in the spring before the firm filed for Chapter 11. Astronics Corporation manufactures specialized lighting, control systems, and electronics for aircraft. While we are confident in the long-term prospects for the aerospace industry—increasing our exposure in 2020—we reduced our position in Astronics as its price declined. We also exited our position in retail store operator Stage Stores in January 2020 following poor holiday season sales for most of its outlets in 2019.

For the calendar year, both sector allocation decisions and stock selection contributed to relative outperformance, with the former making the larger positive impact versus the Russell 2000 Value. Both our overweight and effective stock picking in Information Technology gave the Fund a sizable relative advantage, as did our lower exposure and, to a lesser degree, stock selection in Financials. Our larger weighting in Health Care, along with savvy stock picks, also helped. On the other hand, the portfolio’s exposure to Energy, its lower weighting in Consumer Staples, and its cash holdings all hurt relative results in 2020.

Top Contributors to Performance		Top Detractors from Performance
For 2020 (%)[1]		For 2020 (%)[2]

Owens & Minor	3.14	Hertz Global Holdings	-1.22
Magnite	1.82	Astronics Corporation	-0.86
II-VI	1.62	Stage Stores	-0.70
Lumber Liquidators Holdings	1.39	Independent Bank Group	-0.68
CareDx	1.32	Cross Country Healthcare	-0.66
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

As we head into 2021, many are crediting liquidity, solely or mostly, for higher prices in stocks, commodities, and a host of other assets. Yet when we closely analyze individual companies and the overall environment, we also see tight inventories, significant pent-up demand in certain end markets, and the possible continuation of better employment numbers, the combination of which paints a brighter picture for small-cap prospects. At the same time, we face a number of less attractive challenges: contentious politics, indiscriminate money printing, and thorny trade issues top the list of risks. As always, we look for stocks that will improve over the life of our investment from the not-so-rosy condition in which we first find them to a better state (and higher price), typically via earnings improvement or recovery. A backdrop that includes better GDP growth, low rates, and ample liquidity should prove helpful in this task.

16 | The Royce Funds 2020 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/20

	JUL-DEC 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/19/96)
ROF	54.39	26.52	9.09	15.49	10.47	9.13	10.73	12.26

Annual Operating Expenses: 1.22%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

20 Years Through 12/31/20

On a monthly rolling basis, The Fund outperformed the Russell 2000 Value in 99% of all 10-year periods; 74% of all 5-year periods; and 53% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	120/121	99%	9.5	8.0
5-year	134/181	74%	9.5	8.3
1-year	121/229	53%	11.9	9.1

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 11/19/96 as of 12/31/20 ($)

Top 10 Positions
% of Net Assets

Magnite	1.2
Alpha & Omega Semiconductor	1.0
B. Riley Financial	1.0
Air Lease Cl. A	1.0
Herc Holdings	0.9
Avid Technology	0.9
Walker & Dunlop	0.9
Livent Corporation	0.9
Olin Corporation	0.8
Owens & Minor	0.8

Portfolio Sector Breakdown
% of Net Assets

Industrials	21.9
Information Technology	20.1
Consumer Discretionary	14.0
Health Care	11.8
Materials	9.3
Financials	8.7
Real Estate	3.2
Energy	2.4
Consumer Staples	1.7
Communication Services	1.5
Utilities	0.4
Cash and Cash Equivalents	5.0

Calendar Year Total Returns (%)

YEAR	ROF
2020	26.5
2019	28.2
2018	-20.0
2017	21.9
2016	29.9
2015	-13.6
2014	-0.5
2013	43.5
2012	22.6
2011	-13.0
2010	33.8
2009	62.1
2008	-45.7
2007	-2.0
2006	18.8

Upside/Downside Capture Ratios

Periods Ended 12/31/20 (%)

	UPSIDE	DOWNSIDE
10-Year	119	116
From 12/31/96 (Start of Fund’s First Full Quarter)	126	117

Portfolio Diagnostics

Fund Net Assets	$1,309 million
Number of Holdings	268
Turnover Rate	53%
Average Market Capitalization[1]	$1,215 million
Weighted Average P/B Ratio [2]	2.0x
Weighted Average P/S Ratio [3]	1.0x
Active Share [4]	87%
U.S. Investments (% of Net Assets)	91.8%
Non-U.S. Investments (% of Net Assets)	3.2%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Annual Report to Shareholders | 17

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Pennsylvania Mutual Fund® (PMF)

Chuck Royce

Jay Kaplan, CFA

Lauren Romeo, CFA

Steven McBoyle

Miles Lewis, CFA

FUND PERFORMANCE

After beating its small-cap benchmark in each of the four previous calendar years, our flagship portfolio Royce Pennsylvania Mutual Fund fell behind the Russell 2000 in 2020, advancing 14.1% versus 20.0% for its small-cap benchmark. The Fund held on to certain long-term relative advantages, beating the Russell 2000 for the five-, 20-, 25-, 30-, 35-, and 40-year periods ended 12/31/20. Penn’s average annual total return for the 45-year period ended 12/31/20 was 13.7%, all under the portfolio management of Chuck Royce.

WHAT WORKED… AND WHAT DIDN’T

Seven of the portfolio’s 10 equity sectors finished 2020 in the black. Information Technology led by a large margin, followed by notably positive contributions for Health Care and Materials. Energy led the three sectors that detracted, followed by Financials and Real Estate. At the industry level, the top three contributors came from Information Technology: semiconductors & semiconductor equipment, software, and electronic equipment, instruments & components. Conversely, energy equipment & services (Energy) detracted most for the year, followed by banks and the thrifts & mortgage finance group, which are both in Financials.

The portfolio’s top-contributing position for 2020 was e-commerce retailer Etsy, which focuses on handmade or vintage items and craft supplies. Its business was growing at a steady pace prior to 2020, but revenues reached triple-digit rates in 2020’s fiscal second quarter and stayed enviably high in the third quarter. While much of its sales were attributable to face masks, the company also had success with several other major categories in 2020, including apparel, personal care, and homewares. Next came Alamos Gold, a Canadian gold mining company with operations at the development stage in Canada, Mexico, Turkey, and the U.S. Its stock began to recover in March and was later supported by improved fiscal third-quarter revenues and earnings as the company held the line on costs and enjoyed a sizable increase in its realized sales price of gold. We also like that Alamos paid off all of its debt in 2020 and increased its dividend, though we trimmed our stake as its price rose.

Offshore transport solutions specialist SEACOR Marine Holdings detracted most at the position level. In May, the company reported that it was anticipating a significant negative impact on revenues through the rest of 2020 as a result of the pandemic, which, along with plummeting oil and gas prices, greatly reduced demand for its services. We opted to sell our position in May. Another significant detractor, G-III Apparel Group sells outerwear and sportswear, has licensing agreements with several sports leagues and universities, and operates retail stores. Faced with rapidly declining sales in this last segment, the company has been restructuring operations, permanently closing Wilsons Leather and G.H. Bass stores. Uncertain about its ability to rebound, we sold our shares between April and August.

Relative to the Russell 2000, the Fund’s disadvantage in 2020 came solely from stock selection—sector allocation decisions were additive. However, our lower weighting in Health Care, along with a lower impact from poor stock picks, hurt relative results most on a sector basis. The portfolio’s very low weighting in biotechnology, a stalwart performer within the index, was a major source of underperformance in Health Care. Ineffective stock selection hindered relative performance in Industrials—where our higher weighting was a positive—as well as in Consumer Discretionary, where our lower exposure hurt.

Conversely, stock picking in Financials had an appreciably positive effect, bolstered by our lower weighting in this lagging sector—especially in the underperforming banks group. The Fund’s low weighting in Real Estate, another lagging sector within the Russell 2000, helped as well, as did our stock selection in the sector (albeit to a lesser degree). The portfolio’s lack of exposure to Utilities provided another advantage versus the benchmark.

Top Contributors to Performance		Top Detractors from Performance
For 2020 (%)[1]		For 2020 (%)[2]

Etsy	1.03	SEACOR Marine Holdings	-0.74
Alamos Gold Cl. A	0.95	G-III Apparel Group	-0.59
PAR Technology	0.79	Genworth MI Canada	-0.59
Bandwidth Cl. A	0.78	Webster Financial	-0.56
Trupanion	0.66	TGS-NOPEC Geophysical	-0.54
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The positive news on vaccines was the critical element in the recent small-cap surge. The reality of vaccines has allowed investors to see past the current economic uncertainty to a tangible return to something like normal. These very encouraging developments seem to have led them to take a fresh look at those companies, particularly in more cyclical areas, that had been relatively neglected for the last few years. Many of these companies should receive an additional boost from ongoing monetary and fiscal stimulus, in particular from the anticipated increase in the latter. These measures will only add to the strength of the global economy, which was beginning to accelerate before the pandemic. Our outlook for cyclicals in 2021 and 2022 is therefore brighter than it was at the beginning of last year. Following the vaccine roll-out, all of these developments should support higher growth rates than we were looking for a year ago. However, growth is likely to be unevenly distributed—and that is where we think active managers can offer an edge. The ability to recognize patterns, understand industry dynamics, and evaluate management teams should all prove crucial in such a climate.

18 | The Royce Funds 2020 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/20

	JUL-DEC 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	45-YR
PMF	31.97	14.08	9.26	13.90	9.61	8.18	9.92	10.53	11.26	10.74	13.68

Annual Operating Expenses: 0.94%

1 Not annualized

Morningstar Style Map™ As of 12/31/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 12/29/78 (Russell 2000 Inception) as of 12/31/20 ($)

Top 10 Positions

% of Net Assets

First Citizens BancShares Cl. A	1.2
Quaker Chemical	1.2
MKS Instruments	1.1
Morningstar	1.0
Stella-Jones	1.0
HEICO	1.0
FLIR Systems	0.9
PAR Technology	0.9
KBR	0.9
Colfax Corporation	0.9

Portfolio Sector Breakdown

% of Net Assets

Industrials	25.4
Information Technology	24.7
Financials	14.9
Health Care	9.7
Consumer Discretionary	9.1
Materials	8.3
Real Estate	2.4
Consumer Staples	1.6
Communication Services	1.5
Energy	1.0
Cash and Cash Equivalents	1.4

Calendar Year Total Returns (%)

YEAR	PMF
2020	14.1
2019	26.6
2018	-9.7
2017	16.2
2016	26.5
2015	-11.4
2014	-0.7
2013	35.3
2012	14.6
2011	-4.2
2010	23.9
2009	36.3
2008	-34.8
2007	2.8
2006	14.8

Upside/Downside Capture Ratios

Periods Ended 12/31/20 (%)

	UPSIDE	DOWNSIDE
10-Year	90	94
From 12/31/78 (Russell 2000 Inception)	89	73

Portfolio Diagnostics

Fund Net Assets	$1,916 million
Number of Holdings	278
Turnover Rate	32%
Average Market Capitalization[1]	$2,724 million
Weighted Average P/E Ratio [2,3]	24.9x
Weighted Average P/B Ratio [2]	2.7x
Active Share [4]	87%
U.S. Investments (% of Net Assets)	89.1%
Non-U.S. Investments (% of Net Assets)	9.5%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (20% of portfolio holdings as of 12/31/20).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Pennsylvania Mutual Fund at 6/30/19 for financial reporting purposes, and as a result the net asset values shareholder transactions on that date and the calendar year total returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Annual Report to Shareholders | 19

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Premier Fund (RPR)

Chuck Royce

Lauren Romeo, CFA

Steven McBoyle

FUND PERFORMANCE

Royce Premier Fund did well on an absolute basis in 2020, though it lagged its benchmark for the year, advancing 11.5% compared to 20.0% for the Russell 2000 Index, snapping a streak of four consecutive years of beating its benchmark. Relative results over longer-term periods were better as Premier tied its benchmark for the three-year period, while beating the small-cap index for the five-, 15-, 20-, 25-year, and since inception (12/31/91) periods ended 12/31/20. The leadership of low-quality stocks since the market’s mid-March bottom, including those with low returns on equity and/or no earnings, created a difficult environment for the Fund’s high-quality strategy.

WHAT WORKED… AND WHAT DIDN’T

For the full year, the largest sector contributor by far was Information Technology, followed by Health Care, a duo that led seven equity sectors with positive performance. Energy and Real Estate were the only two of the nine sectors where the Fund held investments that posted losses for the year.

Investment information specialist Morningstar was the top individual contributor for the year, though much of its advance came in the fourth quarter when its shares climbed more than 50% after the company reported solid quarterly operating results with expanding operating margins and notable revenue growth from recent acquisitions. We believe Morningstar’s leadership position in providing data, software, and other tools designed to improve investment decision making and serve advisors and financial institutions should only increase with a growing global investment class.

Quaker Chemical, a global leader in industrial process fluids, followed in second place. Its business was a direct beneficiary of the global industrial recovery toward the end of 2020, when all of its business segments returned to growth, driven primarily by the global rebound in automotive production. We believe the company is still in the early stages of a multi-year opportunity, especially because Quaker serves diverse industrial end markets on a global scale and is thus poised to benefit from a worldwide economic recovery as well as from its ongoing efforts to pay down debt and a possible return to the M&A market.

In a very difficult year for energy-related stocks, Canada’s Pason Systems was the portfolio’s largest individual detractor. The company, which provides oil field instrumentation largely for onshore rigs, suffered as U.S. rig counts plummeted along with the price of oil in the second quarter before managing a modest recovery in the fourth quarter. The company has a solid balance sheet, a pipeline of new products in the early stages of roll-out, and an excellent competitive position, which lead us to believe it can gain market share in the next energy rebound. We had less confidence in the long-term prospects for Norway’s TGS-NOPEC Geophysical, which we exited in October. The company provides geophysical marine seismic data to oil exploration companies and was the second-largest detractor on a position basis. While we like TGS-NOPEC’s business model, we believe that structural changes in oil & gas exploration, as well as secular shifts toward cleaner energy, will ultimately reduce its long-term growth and consequently the rate at which it can compound value.

The Fund’s relative disadvantage in 2020 was due entirely to lagging stock selection as sector allocation decisions were additive. Health Care led the detractors, mostly due to our underweight in this leading sector, though stock selection also hurt. The bulk of our underperformance came from having no exposure to the biotechnology industry, one of the best performing areas within small cap. Industrials was the second largest source of underperformance, owing to lackluster stock selection—sector allocation was positive. Conversely, Financials helped performance versus the Russell 2000 in 2020, largely due to superior stock selection, though underweighting this lagging sector also helped. The top relative industry contribution came from having no exposure to banks, which posted negative results for the year. Real Estate also contributed to relative results as we also were underweighted in that trailing sector.

Top Contributors to Performance		Top Detractors from Performance
For 2020 (%)[1]		For 2020 (%)[2]

Morningstar	1.70	Pason Systems	-1.77
Quaker Chemical	1.45	TGS-NOPEC Geophysical	-1.66
Cognex Corporation	1.42	CIRCOR International	-1.48
MKS Instruments	1.36	Kirby Corporation	-1.46
Ritchie Bros. Auctioneers	1.30	Genworth MI Canada	-1.22
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We are guardedly optimistic about small caps enjoying a positive year in 2021. Based on history, it is rare for the asset class to see major declines in the absence of a recession or aggressive Fed actions, and neither looks likely in 2021. At the same time, highly positive expectations have driven the recent rally. While we suspect that this small-cap cycle has further to go, we also know that history suggests a 10-15% correction is more probable than not at some point in 2021. We are equally aware that the Fund lagged its benchmark in 2020, though that too follows a typical historical pattern. In the first year of market rebounds, the lowest profitability companies often outshine those with higher profitability. However, as market cycles progress, leadership often rotates to the type of higher profitability companies that Premier favors. We look forward to taking advantage of whatever volatility the market provides and are ready to invest in what we regard as superior businesses at temporarily depressed prices.

20 | The Royce Funds 2020 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS	RYPRX RPFFX RPFIX RPRCX RPRRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/20

	JUL-DEC 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)
RPR	28.57	11.50	10.25	15.33	9.91	9.33	10.74	11.44	11.76
Annual Operating Expenses: 1.19%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

20 Years Through 12/31/20

On a monthly rolling basis, The Fund outperformed the Russell 2000 in 71% of all 10-year periods; 59% of all 5-year periods; and 62% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	86/121	71%	10.1	8.8
5-year	106/181	59%	10.3	8.8
1-year	143/229	62%	11.4	9.5

1 Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 12/31/91 as of 12/31/20 ($)

Top 10 Positions
% of Net Assets
Morningstar	3.1
MKS Instruments	3.0
Quaker Chemical	2.8
Lincoln Electric Holdings	2.8
Manhattan Associates	2.7
John Bean Technologies	2.7
Colfax Corporation	2.6
Stella-Jones	2.5
Cognex Corporation	2.4
Haemonetics	2.3

Portfolio Sector Breakdown
% of Net Assets
Industrials	34.7
Information Technology	24.4
Financials	13.2
Materials	9.4
Health Care	6.5
Consumer Discretionary	6.1
Real Estate	1.9
Consumer Staples	1.4
Cash and Cash Equivalents	2.4

Calendar Year Total Returns (%)

YEAR	RPR
2020	11.5
2019	34.1
2018	-10.4
2017	23.8
2016	23.0
2015	-9.9
2014	-0.9
2013	27.7
2012	11.4
2011	-0.9
2010	26.5
2009	33.3
2008	-28.3
2007	12.7
2006	8.8

Upside/Downside Capture Ratios

Periods Ended 12/31/20 (%)

	UPSIDE	DOWNSIDE
10-Year	87	86
From 12/31/91 (Start of
Fund’s First Full Quarter)	92	73

Portfolio Diagnostics

Fund Net Assets	$1,736 million
Number of Holdings	54
Turnover Rate	23%
Average Market Capitalization[1]	$4,247 million
Weighted Average P/E Ratio [2,3]	34.6x
Weighted Average P/B Ratio [2]	3.4x
Active Share [4]	98%
U.S. Investments (% of Net Assets)	89.5%
Non-U.S. Investments (% of Net Assets)	8.1%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 12/31/20).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Premier Fund at 6/30/19 for financial reporting purposes, and as a result the net asset values shareholder transactions on that date and the calendar year total returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Annual Report to Shareholders |	21

MANAGER’S DISCUSSION (UNAUDITED)

Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA

FUND PERFORMANCE

Royce Small-Cap Value Fund was down 6.5% in 2020, lagging both of its small-cap benchmarks, the Russell 2000 Value Index (+4.6%) and the Russell 2000 Index (+20.0%) for the same period.

WHAT WORKED… AND WHAT DIDN’T

Three of the Fund’s nine equity sectors detracted from performance in 2020, with Financials having the largest negative impact. Energy and Consumer Discretionary also hampered results. The largest positive contribution came from Information Technology, which led by a wide margin. Health Care and Industrials, the Fund’s largest weighting, were also additive. At the industry level, airlines (Industrials) detracted most, followed by banks and thrifts & mortgage finance (both in Financials). Conversely, two of the Fund’s top three contributing industries were from Industrials: construction & engineering and road & rail. Rounding out the top three was electronic equipment, instruments & components in Information Technology.

At the beginning of 2020, we positioned the portfolio for the possibility of accelerating growth. However, the coronavirus soon unraveled this thesis, with lockdowns and other constraints plunging the U.S. and much of the globe rapidly into recession. Each of the Fund’s five top-detracting positions was in an industry that was hit especially hard by the effects of the pandemic (and each was also a holdover from the top five detractors for the six-month period ended 6/30/20). Low-cost carrier Spirit Airlines detracted most at the security level as few industries were hurt more by the substantial travel restrictions caused by the coronavirus. These same reasons also caused major problems for discount carrier Allegiant Travel. As a result, we excited both positions during 2020’s first half.

Another area hit particularly hard by the contracting economic activity was retailers. Plummeting sales, coupled with challenges afflicting brick-and-mortar retailers, caused us to sell our positions in footwear manufacturer Caleres and women’s dress shoe retailer Designer Brands, as we thought that neither looked capable of a complete recovery. Dramatic declines in sales also prompted us to exit G-III Apparel Group, which sells outerwear and sportswear, has licensing agreements with several sports leagues and universities, and operates retail stores. By selling these holdings we were able to purchase companies in areas such as health care services & providers, biotech, and pharmaceuticals, where we believe we found businesses with solid revenues and profits, ample cash, and promising progress in their respective pipelines. We also added or built positions in insurance, banking, and engineering & construction.

On the contribution side, BMC Stock Holdings made the largest positive impact in 2020. BMC Stock Holdings is a building products company that merged with Builders FirstSource in the summer, creating more scale and a bigger footprint in its industry. We were also pleased with results in MYR Group, a national electrical contractor specializing in transmission and distribution, substation, and commercial and industrial construction. We were initially attracted to its very low valuation and were happy to see its shares rise as the effects of COVID-19 only slightly impacted its business. Rounding out the top three was Evercore, a global independent investment banking advisory firm that’s seen as a leader in large-scale M&A transactions. The business ground to a halt in the spring before experiencing a strong rebound, lifting Evercore’s stock.

Relative to the Russell 2000 Value in 2020, the Fund’s disadvantage was caused by stock selection—sector allocation was additive, but not enough to outweigh the effects of stock selection. Consumer Discretionary was the largest source of underperformance due to ineffective stock picks. Stock selection hurt in Health Care and Industrials, with the former also being hurt by our lower exposure, though to a lesser degree. Conversely, our savvy stock selection in Financials gave the sector an edge, as did our lower weighting. Our lower exposure and stock picks benefited Real Estate, while our lack of exposure to Utilities was additive.

Top Contributors to Performance		Top Detractors from Performance
For 2020 (%)[1]		For 2020 (%)[2]

BMC Stock Holdings	1.73	Spirit Airlines	-3.40
MYR Group	1.64	Designer Brands Cl. A	-2.59
Evercore Cl. A	1.57	Caleres	-2.23
Rent-A-Center	1.52	G-III Apparel Group	-2.06
Ensign Group (The)	1.51	Allegiant Travel	-2.02
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

While it’s impossible to predict what 2021 has in store, we remain hopeful that the economy will recover. The question is, how much of this optimism is priced into current valuations? We are already seeing the market reflect considerable confidence in the form of share prices for many companies that are ahead—in some cases significantly so—of what even a robustly rebounding economy may provide. The result is a tension between what looks like unsustainably high stock prices on the one hand and the likelihood of a fast-growing U.S. economy on the other—with record low interest rates being an additional factor, one that will probably encourage investors to continue looking toward equities in the absence of viable alternatives. Wide distribution of the vaccine should, in our view, spur a global rally that should benefit cyclical U.S. small caps, which are very economically sensitive. We have positioned the portfolio towards industrial, financial, and technology stocks as we believe they should fare well in a vibrant economy. As is typical with the strategy, we also continue to seek contrarian investments, some of which we currently see in small regional banks.

22 | The Royce Funds 2020 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVFX RVVHX RVFCX RVVRX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/20
	JUL-DEC 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)
RVV	30.07	-6.47	0.87	5.51	4.14	5.27	8.20
Annual Gross Operating Expenses: 1.55% Annual Net Operating Expenses: 1.49%

1 Not annualized

Morningstar Style Map™ As of 12/31/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 6/14/01 as of 12/31/20 ($)

Top 10 Positions
% of Net Assets

Insight Enterprises	2.5
Miller Industries	2.5
Rent-A-Center	2.4
Primoris Services	2.3
Great Lakes Dredge & Dock	2.2
Shoe Carnival	2.2
ArcBest	2.2
PulteGroup	2.1
Molina Healthcare	2.1
Evercore Cl. A	2.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	30.0
Financials	22.2
Information Technology	20.2
Consumer Discretionary	15.5
Health Care	7.0
Communication Services	1.7
Real Estate	0.7
Energy	0.4
Consumer Staples	0.3
Cash and Cash Equivalents	2.0

Calendar Year Total Returns (%)

YEAR	RVV
2020	-6.5
2019	18.2
2018	-7.2
2017	5.3
2016	21.1
2015	-11.5
2014	-0.0
2013	27.8
2012	9.6
2011	-7.4
2010	25.0
2009	44.7
2008	-34.2
2007	3.8
2006	16.8

Upside/Downside Capture Ratios
Periods Ended 12/31/20 (%)
	UPSIDE	DOWNSIDE
10-Year	81	105
From 6/30/01 (Start of Fund’s First Full Quarter)	94	92

Portfolio Diagnostics

Fund Net Assets	$121 million
Number of Holdings	87
Turnover Rate	61%
Average Market Capitalization[1]	$1,447 million
Weighted Average P/E Ratio[2,3]	15.6x
Weighted Average P/B Ratio[2]	1.8x
Active Share[4]	95%
U.S. Investments (% of Net Assets)	94.4%
Non-U.S. Investments (% of Net Assets)	3.6%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/20).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Small-Cap Value Fund at 6/30/16 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2021. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Annual Report to Shareholders | 23

MANAGER’S DISCUSSION (UNAUDITED)

Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA

FUND PERFORMANCE

A very impressive 2020 gave Royce Smaller-Companies Growth Fund an advantage over its benchmark, the Russell 2000 Index, for the one-, three-, five, 10-, 15-year, and since inception (6/14/01) periods ended 12/31/20. The Fund advanced 49.3% for 2020, more than doubling the 20.0% gain for the Russell 2000. We were particularly pleased that the Fund outpaced the small-cap index in all four quarters of 2020, including the very bearish first quarter (-23.8% versus -30.6%)—the worst in the index’s history—and the very bullish fourth quarter (+33.4% versus +31.4%)—which saw the highest quarterly return in its history.

WHAT WORKED... AND WHAT DIDN’T

Seven of the 10 equity sectors in which the Fund held investments finished 2020 in the black. Information Technology and Health Care—its two largest weightings—made by far the biggest positive contributions, followed by Communication Services, where our comparatively low weighting was no bar to a terrific year. Financials, Energy, and Real Estate detracted, and each had relatively low weightings.

Cryoport is a biologic/live cell transportation company that provides specialized temperature-controlled containers known as dewars for drug discovery companies during FDA trials—and at higher volumes after drug approval. This is a “picks and shovels” type of company, in this case supplying a burgeoning, early-stage segment of biotherapeutics, including gene therapies, where the visibility is high given the large number of drug candidates currently under development and in trials. We reduced our position in the latter half of 2020 given the run-up in its shares and the potential business/integration risk from two large acquisitions that were recently announced as part of a horizontal integration effort.

Headquartered in Singapore, Sea has two established businesses—mobile game platform Garena and e-commerce site Shopee—and an emerging online payments platform/electronic wallet. The company has a leading market share in Southeast Asia, including Indonesia, Malaysia, and the Philippines. With approximately $4 billion in annual revenues, the high margin cash flow from the gaming platform is helping to fund the loss-making e-commerce business. Despite an already strong revenue base for a small company, Sea is still growing about 100% year over year, and its e-commerce business has drawn favorable comparisons to Amazon. It remains a top holding based on what we see as a long potential runway for growth.

The top detractor in the portfolio was GP Strategies, an enterprise training services provider for both classrooms and online instruction. Its business has been in turnaround mode since our original purchase. Built on acquisitions, GPX had to pause M&A growth in order to focus on stabilizing its existing segments and expanding margins—both before the onset of COVID-19. In mid-2020, the company handed over the CEO mantle to a dynamic young executive. While we have seen some signs of improvement, investors have so far not been convinced. Despite what we see as an extreme under-valuation, we chose to reduce our once sizable position as our own confidence in a recovery for the classroom training market has waned. Paylocity Holdings is a human resources/payroll services software-as-a-service company that we have owned since its IPO. Its shares underperformed in 2020 given its focus on small businesses as well as workforce contraction in the U.S.—Paylocity’s revenues are based on a per-member per month formula. While we continue to think very highly of many aspects of Paylocity’s business, its high multiple and decelerating revenue growth led us to reduce our weighting.

The Fund’s advantage versus the Russell 2000 in 2020 came mostly from stock selection, though sector allocation was also additive. Both savvy stock picking and our larger weight helped in Information Technology while stock selection drove our advantage in Communication Services. Conversely, our cash position hurt relative results, as did stock picks and a very low weighting in Materials.

Top Contributors to Performance		Top Detractors from Performance
For 2020 (%)[1]		For 2020 (%)[2]

CryoPort	4.13	GP Strategies	-2.01
Sea Cl. A ADR	3.75	Paylocity Holding Corporation	-1.27
Lovesac Company (The)	3.08	Apyx Medical	-1.21
Unisys Corporation	2.62	TriState Capital Holdings	-1.01
Celsius Holdings	2.40	uniQure	-0.89
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We exited or reduced what we thought were expensive holdings in the second half of 2020, including certain cloud software and other technology companies. We added shares of semiconductors & semiconductor equipment companies, including MagnaChip Semiconductor, Advanced Energy Industries, and Onto Innovation. We also built positions in a new theme of online consumer entertainment, specifically those involved in e-gaming and sports betting. We based these decisions on the growing number of states that are expected to approve gaming and gambling legislation for tax revenue reasons, and so we see this as a multi-year theme. Expecting an industrial recovery in 2021, we also added exposure to companies that specialize in industrial automation and robotics. Many small-cap growth companies look very pricey to us, and valuation compression looks likely for certain segments in 2021. While not wishing for an extreme pullback, a correction would be a positive for our search for growth companies selling at reasonable prices. Having said that, we also believe that the high rates of innovation in multiple areas of the economy continue to provide a favorable backdrop for our theme-based style of investing.

24 | The Royce Funds 2020 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/20

	JUL DEC 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)
RVP	46.15	49.26	18.34	16.38	11.59	9.07	12.47
Annual Gross Operating Expenses: 1.54% Annual Net Operating Expenses: 1.49%

1 Not annualized

Morningstar Style Map™ As of 12/31/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 6/14/01 as of 12/31/20 ($)

Top 10 Positions
% of Net Assets
Unisys Corporation	5.3
NEOGAMES	2.8
Lawson Products	2.6
Iteris	2.5
MagnaChip Semiconductor	1.8
Enthusiast Gaming Holdings	1.6
American Superconductor	1.6
Ambarella	1.5
Sea Cl. A ADR	1.5
USA Technologies	1.5

Portfolio Sector Breakdown
% of Net Assets
Information Technology	32.9
Health Care	29.2
Industrials	11.5
Consumer Discretionary	8.9
Communication Services	5.3
Financials	3.9
Consumer Staples	1.5
Real Estate	1.4
Diversified Investment Companies	0.9
Materials	0.1
Cash and Cash Equivalents	4.4

Calendar Year Total Returns (%)
YEAR	RVP
2020	49.3
2019	23.7
2018	-10.2
2017	17.8
2016	9.4
2015	-1.8
2014	3.9
2013	32.5
2012	15.3
2011	-10.0
2010	19.7
2009	41.4
2008	-41.1
2007	3.2
2006	19.3

Upside/Downside Capture Ratios
Periods Ended 12/31/20 (%)

	UPSIDE	DOWNSIDE
10-Year	104	104
From 6/30/01 (Start of Fund’s First Full Quarter)	115	99

Portfolio Diagnostics
Fund Net Assets	$308 million
Number of Holdings	113
Turnover Rate	61%
Average Market Capitalization[1]	$1,324 million
Weighted Average P/B Ratio [2]	4.4x
3-5 Year EPS Growth (est.)[3]	20.8%
Active Share [4]	94%
U.S. Investments (% of Net Assets)	76.8%
Non-U.S. Investments (% of Net Assets)	18.8%

1 Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

2 Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

3 The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset

4 Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2021. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Annual Report to Shareholders |	25

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Special Equity Fund (RSE)

Charlie Dreifus, CFA
Steven McBoyle

FUND PERFORMANCE

Royce Special Equity Fund gained 7.4% in 2020, outperforming its primary benchmark, the Russell 2000 Value Index, which was up 4.6%, while lagging the Russell 2000 Index, which advanced 20.0% for the same period.

WHAT WORKED… AND WHAT DIDN’T

Six of the nine equity sectors in which the Fund held investments in 2020 contributed positively to performance, with Consumer Discretionary and Information Technology—two of its three largest sectors—leading by a wide margin while Communication Services detracted the most by far, followed by Real Estate and Materials. Household durables (Consumer Discretionary) and IT services (Information Technology) contributed most at the industry level while the top detractors were media (Communication Services), which led by a substantial margin, and specialty retail (Consumer Discretionary).

The top-contributing positions in 2020 were recreational product manufacturer Johnson Outdoors and Computer Services. The latter provides banking, payment processing, and related services and was a strong performer through much of the year. Also contributing notably to 2020’s performance was Cooper Tire & Rubber, which manufactures replacement tires for automobiles and trucks, with subsidiaries that specialize in medium truck, motorcycle, and racing tires. Furniture makers Flexsteel Industries and Hooker Furniture rounded out the portfolio’s top five contributors.

Conversely, the two biggest detractors at the position level were media conglomerate Meredith Corporation and children’s publishing, education, and media company Scholastic Corporation. They were followed by apparel retailer Children’s Place; Standard Motor Products, which manufactures and distributes automotive parts in the automotive aftermarket industry; and Mercer International, which owns and operates three pulp mills that produce bleached softwood kraft pulp for use in tissues, hygiene products, and high-end printing and writing paper.

For the calendar year, the Fund’s outperformance came from sector allocation decisions—stock selection was a negative. At the sector level, lower exposure to Financials (along with a modest contribution from stock selection), no exposure to Energy, and a combination of our underweight and savvy stock picks in Real Estate all helped versus the benchmark. By contrast, ineffective stock picks and our overweight in Communication Services hampered relative performance. The positive effect of our higher weight in Materials was undone by poor stock selection while our lower exposure to Health Care overwhelmed the success of our stock picks in the sector.

Top Contributors to Performance		Top Detractors from Performance
For 2020 (%)[1]		For 2020 (%)[2]

Johnson Outdoors Cl. A	2.34	Meredith Corporation	-4.50
Computer Services	2.14	Scholastic Corporation	-2.38
Cooper Tire & Rubber	1.97	Children’s Place	-1.65
Flexsteel Industries	1.52	Standard Motor Products	-1.24
Hooker Furniture	1.27	Mercer International	-0.86
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We are very mindful that we could be in for tougher times over the next several months due to the spike in coronavirus cases. However, once we are past this, with more of the population vaccinated and barring a new black swan event, economic improvement should arrive, coinciding with easy earnings comparisons in the second quarter versus 2020’s. In our view, however, this has already been amply discounted into most earnings estimates and thus into valuations. In markets that are fully or highly priced, pro risk-taking behavior resulting from low risk-free returns leaves every market vulnerable to any form of shock. Assets with high valuations that resulted from being discounted at near zero interest rates will therefore not be immune to the laws of gravity.

The rolling 10-year Russell 2000 return spread between value and growth is still historically elevated at over two standard deviations. While there have been several false starts in favor of value over recent years, the steepening yield curve, rising commodity prices, and anti-‘big-tech’ rhetoric all suggest that the fourth-quarter rotation toward small-cap value may prove to be the real thing. In fact, we feel confident that the rotation towards value and cyclicals that materialized later in 2020 has further to run. It seems reasonable to expect that a growing economy, especially if accompanied by the possible fiscal stimulus such as infrastructure improvements, broadband buildout, etc. all have large multiplier effects and allow investors to buy earnings growth via value and/or cyclical names at more reasonable valuations than the growth names they initially sought out. The removal, or even reduction, of policy uncertainty should help.

At the same time, the primary force supporting high equity valuations at the end of 2020 was low interest rates, including negative real 10-year Treasury yields and $18 billion in negative-yielding sovereign debt around the globe, which has made equities and other assets appear inexpensive. Ultimately, the durability of high valuations will be determined in large part by the speed and direction of interest rates. And for as long as the pandemic remains a threat—and probably for a good while after—rate increases seem unlikely. Using the same consistent methodology for picking stocks in the portfolio, our tried-and-true indicators are predicting lower market returns, as they have accurately done in the past (though admittedly not always in a timely manner). This simple yet logical comparison of cap rate to cost of capital has proven hard to beat. Simplicity has its virtues. We are therefore advising caution and raising cash.

26 | The Royce Funds 2020 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/20

	JUL-DEC 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (5/1/98)
RSE	19.37	7.43	2.93	9.24	7.49	7.68	9.88	8.57

Annual Operating Expenses: 1.21%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

20 Years Through 12/31/20

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 Value in 89% of all 10-year periods and 61% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG[1]	INDEX AVG[1]
10-year	108/121	89%	0.57	0.44
5-year	111/181	61%	0.56	0.51

1Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 12/31/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 5/1/98 as of 12/31/20 ($)

Top 10 Positions
% of Net Assets
Computer Services	6.3
Johnson Outdoors Cl. A	5.0
Huntsman Corporation	4.3
John B Sanfilippo & Son	4.1
Hooker Furniture	3.8
Cooper Tire & Rubber	3.7
National Presto Industries	3.6
Standard Motor Products	3.5
Kulicke & Soffa Industries	3.3
Hubbell Incorporated	3.3

Portfolio Sector Breakdown
% of Net Assets
Consumer Discretionary	24.8
Industrials	21.8
Information Technology	17.1
Materials	6.9
Consumer Staples	4.1
Real Estate	2.9
Financials	1.9
Health Care	1.5
Communication Services	0.2
Cash and Cash Equivalents	18.8

Calendar Year Total Returns (%)
YEAR	RSE
2020	7.4
2019	12.6
2018	-9.9
2017	7.9
2016	32.2
2015	-12.4
2014	1.1
2013	29.4
2012	15.4
2011	0.1
2010	19.6
2009	28.4
2008	-19.6
2007	4.7
2006	14.0

Upside/Downside Capture Ratios

Periods Ended 12/31/20 (%)

	UPSIDE	DOWNSIDE
10-Year	79	76
From 6/30/98 (Start of Fund’s First Full Quarter)	80	66

Portfolio Diagnostics
Fund Net Assets	$963 million
Number of Holdings	37
Turnover Rate	39%
Average Market Capitalization[1]	$1,230 million
Weighted Average P/E Ratio [2,3]	19.0x
Weighted Average P/B Ratio [2]	2.0x
Active Share [4]	99%
U.S. Investments (% of Net Assets)	77.9%
Non-U.S. Investments (% of Net Assets)	3.3%

1 Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

2 Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

3 The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 12/31/20).

4 Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Annual Report to Shareholders | 27

Royce Total Return Fund (RTR)

Chuck Royce

Miles Lewis, CFA

FUND PERFORMANCE

Royce Total Return Fund gained 3.8% for 2020, trailing each of its benchmarks as the Russell 2000 Index advanced 20.0% and the Russell 2000 Value Index rose 4.6% for the same period. For context, we note that dividend payers as a group underperformed for the full year within the Russell 2000. The Fund nonetheless maintained certain long-term relative advantages, beating the Russell 2000 Value for the three-, five-, 15-, 20-, 25-year, and since inception (12/15/93) periods ended 12/31/20, while it outpaced the Russell 2000 for the 25-year and since inception periods.

WHAT WORKED… AND WHAT DIDN’T

Seven of the Fund’s 11 equity sectors finished 2020 in the black, with Materials making the largest positive impact, with Information Technology and Consumer Discretionary following. Of the four sectors that detracted, Energy hampered performance most, followed by Utilities and Real Estate. At the industry level, capital markets (Financials) and chemicals (Materials) were the biggest contributors while energy equipment & services (Energy) and thrifts & mortgage finance (Financials) hurt performance most.

The Fund’s top-contributing position was Texas-based regional bank Independent Bank Group, which reaped the benefits of joining the S&P SmallCap 600 stock index in June before lower loan deferral rates appeared to help its shares rise in September. Investment management firm Artisan Partners Asset Management reported higher assets under management and a consequent boost in performance fees rooted in the recovery for global equity markets and outperformance for many of its equity funds.

Bank and financial holding company CIT Group was the top detractor on a position basis. Pandemic-driven challenges hurt its fiscal first- and second-quarter results, and we sold our shares in October just before the announcement of its merger with First Citizens BancShares, which we also hold. Norway’s TGS-NOPEC Geophysical, which provides geophysical seismic data to oil exploration companies, was the second-largest detractor. Although we like its business model, we believe that structural changes in oil & gas exploration, as well as secular shifts toward cleaner energy, may ultimately reduce its long-term growth and consequently the rate at which it can compound value, an analysis that led us to reduce our stake in 2020. We also exited our position in Bank of Hawaii as the bank reported increased provision expenses related to the pandemic and its negative impact on the state’s tourism-driven economy.

Relative underperformance for 2020 was due to sector allocation and stock selection, with the former having a much larger impact. Health Care was the largest source of relative underperformance because of our lower exposure and, to a lesser degree, stock selection. Dividend-payers are scarce in this sector. Ineffective stock picks in Industrials also hindered relative results, while our lower exposure and stock selection negatively impacted Information Technology. Conversely, our lower exposure to Real Estate made it the top relative contributor while a lower weighting and savvy stock selection were beneficial in both Utilities and Consumer Staples.

Top Contributors to Performance		Top Detractors from Performance
For 2020 (%)[1]		For 2020 (%)[2]

Independent Bank Group	1.08	CIT Group	-0.86
Artisan Partners Asset		TGS-NOPEC Geophysical	-0.72
Management Cl. A	0.88	Bank of Hawaii	-0.71
BankUnited	0.84	Kimball International Cl. B	-0.69
Watsco	0.79	Alleghany Corporation	-0.64
Ares Management Cl. A	0.78	[2] Net of dividends
[1] Includes dividends

CURRENT POSITIONING AND OUTLOOK

Despite a strong run by small caps, we remain optimistic about the asset class for three reasons: First, we expect a strong recovery due to pent up services demand, limited excess capacity, a healthy U.S. consumer, and strong corporate balance sheets; second, stronger-than-expected operating leverage should accentuate the recovery as many companies have permanently reduced their cost structures; and finally, we see reasonable, and in some cases quite attractive, valuations for many of our holdings. The vaccine roll-out should spur economic growth, though we suspect it will initially be unevenly distributed—and that is where we think active managers can offer an edge. The ability to recognize patterns, understand industry dynamics, and evaluate management teams should all prove crucial in such a climate.

We continue to look for what we see as strong divided-paying businesses trading at attractive valuations. We are particularly optimistic about two areas within Financials that lagged in 2020: regional banks and property & casualty (P&C) insurance. Regional banks have held up well during the pandemic, consistent with our thesis that the industry’s risk profile was reduced dramatically following the Financial Crisis and that robust capital levels would prove a source of strength. We expect earnings to be strong in 2021 as provisions for credit losses drop sharply, loan growth resumes, and stronger economic growth steepens the yield curve. The P&C insurance industry has experienced an unwillingness to commit capital due to higher than normal levels of uncertainty. However, demand for insurance is relatively consistent and when capital becomes scarce, the incumbent insurers see pricing power shift in their favor, and prices begin to rise, which has historically portended a multi-year period of strong fundamentals. The P&C insurance industry had seen rising prices for several quarters prior to the pandemic, which has further accelerated these increases to the point where they look sustainable through at least the end of 2021.

28 | The Royce Funds 2020 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/20

	JUL-DEC 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/15/93)
RTR	25.58	3.82	3.91	9.92	8.47	7.20	8.69	9.84	10.23
Annual Operating Expenses: 1.23%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

20 Years Through 12/31/20

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 83% of all 10-year periods and 72% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG[1]	INDEX AVG[1]
10-year	101/121	83%	0.52	0.48
5-year	131/181	72%	0.58	0.52

1Average of monthly rolling Sharpe Ratios over the specified periods.

 Morningstar Style Map™ As of 12/31/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 12/15/93 as of 12/31/20 ($)

Top 10 Positions

% of Net Assets

Signature Bank	1.9
Ralph Lauren Cl. A	1.9
Independent Bank Group	1.9
Home BancShares	1.9
Healthcare Services Group	1.9
Axis Capital Holdings	1.7
First Citizens BancShares Cl. A	1.7
Triumph Bancorp	1.7
First Hawaiian	1.6
James River Group Holdings	1.5

Portfolio Sector Breakdown

% of Net Assets

Financials	38.7
Industrials	21.0
Materials	12.0
Information Technology	8.9
Consumer Discretionary	7.8
Consumer Staples	2.2
Communication Services	2.0
Real Estate	1.9
Health Care	1.5
Utilities	1.1
Energy	1.0
Diversified Investment Companies	0.1
Preferred Stock	0.1
Cash and Cash Equivalents	1.7

Calendar Year Total Returns (%)

YEAR	RTR
2020	3.8
2019	23.5
2018	-12.5
2017	13.7
2016	25.9
2015	-7.2
2014	1.3
2013	32.8
2012	14.4
2011	-1.7
2010	23.5
2009	26.2
2008	-31.2
2007	2.4
2006	14.5

Upside/Downside Capture Ratios

Periods Ended 12/31/20 (%)

	UPSIDE	DOWNSIDE
10-Year	78	81
From 12/31/93 (Start of Fund’s First Full Quarter)	80	62

Portfolio Diagnostics

Fund Net Assets	$1,312 million
Number of Holdings	118
Turnover Rate	61%
Average Market Capitalization[1]	$3,230 million
Weighted Average P/E Ratio [2,3]	20.5x
Weighted Average P/B Ratio [2]	2.0x
Active Share [4]	96%
U.S. Investments (% of Net Assets)	85.6%
Non-U.S. Investments (% of Net Assets)	12.7%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 12/31/20).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Total Return Fund at 6/30/17 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Annual Report to Shareholders | 29

Schedules of Investments

Royce Dividend Value Fund
Common Stocks – 97.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 8.0%
AUTO COMPONENTS - 1.2%
Gentex Corporation	8,101	$274,867
Nokian Renkaat [2]	18,000	629,036
		903,903
HOUSEHOLD DURABLES - 2.6%
Hunter Douglas [1,2]	18,000	1,409,167
La-Z-Boy	1,915	76,293
†PulteGroup	10,900	470,008
		1,955,468
SPECIALTY RETAIL - 4.2%
American Eagle Outfitters	30,445	611,031
Rent-A-Center	36,466	1,396,283
USS [2]	56,000	1,132,838
		3,140,152
Total (Cost $3,301,230)		5,999,523

CONSUMER STAPLES – 0.1%
HOUSEHOLD PRODUCTS - 0.1%
Spectrum Brands Holdings	1,496	118,154
Total (Cost $74,800)		118,154

ENERGY – 1.7%
ENERGY EQUIPMENT & SERVICES - 0.7%
TGS-NOPEC Geophysical [2]	32,400	494,653
OIL, GAS & CONSUMABLE FUELS - 1.0%
Gaztransport Et Technigaz [2]	7,800	754,797
Total (Cost $1,196,477)		1,249,450

FINANCIALS – 29.0%
BANKS - 3.6%
Bank of Georgia Group [1,2]	39,500	659,410
BOK Financial	15,414	1,055,550
City Holding Company	4,089	284,390
†Triumph Bancorp [1]	15,000	728,250
		2,727,600
CAPITAL MARKETS - 23.2%
Ashmore Group [2]	244,300	1,441,933
AURELIUS Equity Opportunities [1,2]	7,200	153,068
B3-Brasil, Bolsa, Balcao [2]	112,200	1,345,832
Bolsa Mexicana de Valores	444,000	1,058,264
Carlyle Group	79,420	2,496,965
Coronation Fund Managers [2]	153,700	448,765
Evercore Cl. A	13,500	1,480,140
Federated Hermes Cl. B	21,200	612,468
Houlihan Lokey Cl. A	2,846	191,337
Jupiter Fund Management [2]	225,700	866,520
KKR & Co.	32,676	1,323,051
Moelis & Company Cl. A	19,359	905,227
SEI Investments	37,900	2,178,113
Sprott	58,860	1,709,063
State Street	16,800	1,222,704
		17,433,450
INSURANCE - 1.1%
Reinsurance Group of America	7,205	835,060
THRIFTS & MORTGAGE FINANCE - 1.1%
Genworth MI Canada	23,648	806,473
Total (Cost $13,410,628)		21,802,583

HEALTH CARE – 3.5%
HEALTH CARE PROVIDERS & SERVICES - 0.6%
Ensign Group (The)	5,951	433,947
PHARMACEUTICALS - 2.9%
Recordati Industria Chimica e Farmaceutica [2]	26,910	1,487,328
Santen Pharmaceutical [2]	41,600	675,772
		2,163,100
Total (Cost $645,254)		2,597,047
INDUSTRIALS – 28.6%
AEROSPACE & DEFENSE - 4.0%
HEICO Corporation Cl. A	25,859	3,027,054
BUILDING PRODUCTS - 1.0%
Geberit [2]	800	500,540
†UFP Industries	4,200	233,310
		733,850
COMMERCIAL SERVICES & SUPPLIES - 0.8%
†Healthcare Services Group	15,700	441,170
Herman Miller	3,976	134,389
		575,559
CONSTRUCTION & ENGINEERING - 0.6%
Comfort Systems USA	8,959	471,781
ELECTRICAL EQUIPMENT - 2.4%
Hubbell Incorporated	11,462	1,797,127
MACHINERY - 10.2%
Alamo Group	588	81,115
Federal Signal	4,729	156,861
Graco	26,552	1,921,037
Lincoln Electric Holdings	10,022	1,165,057
Lindsay Corporation	17,400	2,235,204
Spirax-Sarco Engineering [2]	13,478	2,083,109
		7,642,383
MARINE - 2.2%
Clarkson [2]	43,740	1,615,797
PROFESSIONAL SERVICES - 3.5%
Korn Ferry	10,023	436,001
ManpowerGroup	20,300	1,830,654
Robert Half International	5,994	374,505
		2,641,160
ROAD & RAIL - 0.7%
Old Dominion Freight Line	1,050	204,939
Werner Enterprises	8,643	338,978
		543,917
TRADING COMPANIES & DISTRIBUTORS - 3.2%
Applied Industrial Technologies	31,294	2,440,619
Total (Cost $7,637,730)		21,489,247

INFORMATION TECHNOLOGY – 10.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.0%
FLIR Systems	65,800	2,884,014
Vishay Intertechnology	42,497	880,113
		3,764,127
IT SERVICES - 4.2%
†CSG Systems International	400	18,028
KBR	100,890	3,120,528
		3,138,556
SOFTWARE - 0.8%
SimCorp [2]	4,200	623,838
Total (Cost $4,038,610)		7,526,521

30 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Royce Dividend Value Fund (continued)

	SHARES	VALUE

MATERIALS – 16.4%
CHEMICALS - 3.2%
Quaker Chemical	9,618	$2,437,105
CONTAINERS & PACKAGING - 3.7%
AptarGroup	20,396	2,792,008
METALS & MINING - 9.5%
Franco-Nevada	18,335	2,297,926
Reliance Steel & Aluminum	10,830	1,296,893
Royal Gold	11,600	1,233,776
Worthington Industries	44,460	2,282,576
		7,111,171
Total (Cost $3,803,277)		12,340,284

REAL ESTATE – 0.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
Relo Group [2]	18,400	446,276
Total (Cost $85,795)		446,276

TOTAL COMMON STOCKS
(Cost $34,193,801)		73,569,085

REPURCHASE AGREEMENT– 1.8%
Fixed Income Clearing Corporation, 0.00% dated 12/31/20, due 1/4/21, maturity value $1,314,454 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 12/31/22, valued at $1,340,761)
(Cost $1,314,454)		1,314,454

TOTAL INVESTMENTS – 99.7%
(Cost $35,508,255)		74,883,539

CASH AND OTHER ASSETS LESS LIABILITIES – 0.3%		228,279

NET ASSETS – 100.0%		$75,111,818

Royce Global Financial Services Fund
Common Stocks – 98.4%
	SHARES	VALUE

BANKS - 14.4%
BOK Financial	10,450	$715,616
Bryn Mawr Bank	10,000	305,950
Cadence Bancorporation Cl. A	15,887	260,865
Capital City Bank Group	16,988	417,565
First Citizens BancShares Cl. A	1,828	1,049,766
First Republic Bank	2,599	381,871
Popular	22,292	1,255,485
TriState Capital Holdings [1]	11,600	201,840
Umpqua Holdings	17,400	263,436
Total (Cost $3,239,540)		4,852,394

CAPITAL MARKETS - 53.2%
Ares Management Cl. A	16,651	783,430
Ashmore Group [2]	157,000	926,662
Associated Capital Group Cl. A	7,000	245,840
B3-Brasil, Bolsa, Balcao [2]	61,000	731,691
Bolsa Mexicana de Valores	174,000	414,725
Canaccord Genuity Group	126,350	1,107,759
Carlyle Group	22,300	701,112
Charles Schwab	14,671	778,150
Coronation Fund Managers [2]	61,200	178,689
CRISIL [2]	14,000	368,014
Egyptian Financial Group-Hermes Holding Company [1,2]	153,993	140,975
Hellenic Exchanges - Athens Stock Exchange [2]	50,000	238,666
Intermediate Capital Group [2]	39,111	924,209
IOOF Holdings [2]	55,000	149,451
JSE [2]	51,000	388,783
Jupiter Fund Management [2]	106,900	410,417
KKR & Co.	19,120	774,169
MarketAxess Holdings	1,581	902,055
NZX [2]	580,000	818,741
RF Capital Group	108,000	147,631
Rothschild & Co [1,2]	13,900	437,737
SEI Investments	7,950	456,886
Silvercrest Asset Management Group Cl. A	20,800	288,912
Sprott	45,000	1,306,623
StoneX Group [1]	9,846	570,083
Tel Aviv Stock Exchange [2]	273,000	1,391,451
U.S. Global Investors Cl. A	183,900	1,002,255
Value Partners Group [2]	772,000	409,888
Virtu Financial Cl. A	23,700	596,529
Warsaw Stock Exchange [2]	9,500	116,191
Westaim Corporation [1]	105,000	205,397
Total (Cost $10,352,004)		17,913,121

CLOSED-END FUNDS - 0.8%
Eagle Point Income	19,341	278,704
Total (Cost $384,692)		278,704

DIVERSIFIED FINANCIAL SERVICES - 2.3%
†Banco Latinoamericano de Comercio
Exterior Cl. E	25,700	406,831
ECN Capital	75,000	381,216
Total (Cost $557,932)		788,047

HEALTH CARE PROVIDERS & SERVICES - 0.9%
†Great Elm Group [1]	115,545	316,593
Total (Cost $419,653)		316,593

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders| 31

Schedules of Investments

Royce Global Financial Services Fund (continued)

	SHARES	VALUE

INSURANCE - 4.6%
†Axis Capital Holdings	11,554	$582,206
E-L Financial	1,638	981,205
Total (Cost $1,367,523)		1,563,411

INVESTMENT COMPANIES - 0.0%
†Morgan Group Holding Company [1],[2]	156	1,092
Total (Cost $1,160)		1,092

IT SERVICES - 3.1%
Cass Information Systems	4,013	156,146
PayPal Holdings [1]	3,851	901,904
Total (Cost $306,529)		1,058,050

METALS & MINING - 3.6%
Franco-Nevada	9,523	1,193,518
Total (Cost $430,881)		1,193,518

PROFESSIONAL SERVICES - 2.4%
†Dun & Bradstreet Holdings [1]	5,000	124,500
People Corporation [1]	45,300	535,600
Quess Corp [1,2]	17,756	132,615
Total (Cost $459,177)		792,715

REAL ESTATE MANAGEMENT & DEVELOPMENT - 8.7%
Altus Group	26,400	1,019,166
FirstService Corporation	8,379	1,145,912
FRP Holdings [1]	7,957	362,441
RMR Group (The) Cl. A	10,000	386,200
Total (Cost $1,531,399)		2,913,719

SOFTWARE - 3.5%
Benefitfocus [1]	10,600	153,488
Bottomline Technologies [1]	9,800	516,852
Envestnet [1]	6,000	493,740
Total (Cost $836,700)		1,164,080

THRIFTS & MORTGAGE FINANCE - 0.9% Provident Bancorp	25,000	300,000
Total (Cost $313,394)		300,000

TOTAL COMMON STOCKS
(Cost $20,200,584)		33,135,444

REPURCHASE AGREEMENT– 1.7%
Fixed Income Clearing Corporation, 0.00% dated 12/31/20, due 1/4/21, maturity value $561,698 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 12/31/22, valued at $573,022)
(Cost $561,698)		561,698

TOTAL INVESTMENTS – 100.1%
(Cost $20,762,282)		33,697,142

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(32,023)

NET ASSETS – 100.0%		$33,665,119

Royce International Premier Fund
Common Stocks – 93.1%
	SHARES	VALUE

AUSTRALIA – 11.6%
Bravura Solutions [2]	11,180,629	$27,783,984
Cochlear [2]	99,000	14,436,338
Hansen Technologies [2]	8,660,555	24,889,398
IPH [2]	6,600,801	32,738,655
†IRESS [2]	2,049,183	16,778,962
Technology One [2]	2,298,300	14,518,225
Total (Cost $116,827,908)		131,145,562

BRAZIL – 2.2%
OdontoPrev [2]	5,581,200	15,691,599
TOTVS [2]	1,711,200	9,473,138
Total (Cost $24,768,831)		25,164,737

CANADA – 2.9%
Altus Group	364,700	14,079,156
Morneau Shepell	780,600	19,029,003
Total (Cost $23,821,135)		33,108,159

DENMARK – 2.5%
†Chr. Hansen Holding [1],[2]	120,500	12,398,088
SimCorp [2]	104,000	15,447,429
Total (Cost $17,415,391)		27,845,517

GERMANY – 4.9%
Amadeus Fire [1,2]	113,698	16,701,017
Carl Zeiss Meditec [2]	92,700	12,335,073
†New Work [2]	14,651	5,013,515
Norma Group [2]	418,700	21,426,302
Total (Cost $38,973,700)		55,475,907

ICELAND – 2.9%
†Marel	2,828,670	17,443,982
†Ossur [2]	1,976,500	15,713,792
Total (Cost $25,048,088)		33,157,774

INDIA – 1.3%
AIA Engineering [2]	542,411	14,815,732
Total (Cost $12,812,039)		14,815,732

ITALY – 2.1%
†Carel Industries [2]	433,653	10,169,769
DiaSorin [2]	46,900	9,764,512
†GVS [1],[2]	200,000	3,725,571
Total (Cost $13,939,244)		23,659,852

JAPAN – 18.6%
As One [2]	100,900	17,252,154
Benefit One [2]	564,600	16,720,977
Cosel [2]	813,300	9,920,372
Daifuku [2]	120,700	14,939,765
Fukui Computer Holdings [2]	619,600	24,071,140
Medikit [2]	345,000	11,473,137
Meitec Corporation [2]	547,100	28,446,541
NSD [2]	714,000	15,406,186
†OBIC Business Consultants [2]	50,500	3,491,614
TechnoPro Holdings [2]	220,500	18,302,660
TKC Corporation [2]	474,000	35,571,250
USS [2]	741,200	14,993,913
Total (Cost $138,231,446)		210,589,709

32 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Royce International Premier Fund (continued)
	SHARES	VALUE
NETHERLANDS – 4.9%
IMCD [2]	225,800	$28,690,010
Intertrust [1,2]	1,615,591	27,416,496
Total (Cost $45,164,905)		56,106,506

NEW ZEALAND – 1.3%
Fisher & Paykel Healthcare [2]	605,000	14,367,058
Total (Cost $4,868,369)		14,367,058

NORWAY – 1.5%
TGS-NOPEC Geophysical [2]	1,103,600	16,848,751
Total (Cost $22,995,640)		16,848,751

SINGAPORE – 1.7%
XP Power [2]	293,116	18,856,544
Total (Cost $7,894,565)		18,856,544

SWEDEN – 9.4%
Alimak Group [2]	1,377,600	21,926,759
Bravida Holding [2]	1,262,128	16,820,467
Hexpol [2]	1,589,900	16,991,433
Karnov Group [2]	3,167,757	22,847,007
Lagercrantz Group [2]	888,800	8,208,096
Loomis [2]	726,400	19,956,911
Total (Cost $83,140,329)		106,750,673

SWITZERLAND – 10.0%
Bossard Holding [2]	76,540	15,454,360
dormakaba Holding [2]	42,100	23,888,753
Kardex Holding [2]	83,300	18,203,610
LEM Holding [2]	8,000	15,615,077
Partners Group Holding [2]	17,000	19,857,558
VZ Holding [2]	224,385	20,489,843
Total (Cost $79,785,590)		113,509,201

UNITED KINGDOM – 15.3%
Ashmore Group [2]	2,465,850	14,554,201
AVEVA Group [2]	221,095	9,652,243
Croda International [2]	312,000	28,187,960
Diploma [2]	229,080	6,873,825
FDM Group Holdings [2]	1,181,638	18,195,051
Marlowe [1,2]	2,056,206	18,360,970
Restore [1,2]	4,396,239	24,724,551
Spirax-Sarco Engineering [2]	157,400	24,327,148
Victrex [2]	869,445	27,918,821
Total (Cost $128,373,280)		172,794,770

TOTAL COMMON STOCKS
(Cost $784,060,460)		1,054,196,452

PREFERRED STOCK – 1.8%
GERMANY – 1.8%
FUCHS PETROLUB [2]	371,100	21,065,692
(Cost $15,902,659)		21,065,692

REPURCHASE AGREEMENT– 5.1%

Fixed Income Clearing Corporation, 0.00% dated 12/31/20, due 1/4/21, maturity value $57,608,157 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 12/31/22, valued at $58,760,389)

(Cost $57,608,157)	$57,608,157
TOTAL INVESTMENTS – 100.0%
(Cost $857,571,276)	1,132,870,301

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%	(279,287)

NET ASSETS – 100.0%	$1,132,591,014

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 33

Schedules of Investments

Royce Micro-Cap Fund
Common Stocks – 98.9%

	SHARES	VALUE

COMMUNICATION SERVICES – 3.1%
ENTERTAINMENT - 1.8%
†Chicken Soup For The Soul Entertainment Cl. A [1]	101,900	$2,036,981
Gaia Cl. A [1]	233,100	2,303,028
†IMAX Corporation [1]	48,700	877,574
†Score Media and Gaming Cl. A [1]	1,092,000	1,286,826
		6,504,409
INTERACTIVE MEDIA & SERVICES - 1.3%
QuinStreet [1]	206,846	4,434,778
Total (Cost $6,253,275)		10,939,187

CONSUMER DISCRETIONARY – 13.5%
AUTO COMPONENTS - 2.1%
Modine Manufacturing [1]	133,600	1,678,016
Stoneridge [1]	134,100	4,053,843
Unique Fabricating [1]	347,251	1,909,638
		7,641,497
DIVERSIFIED CONSUMER SERVICES - 0.7%
Collectors Universe	32,200	2,427,880
HOTELS, RESTAURANTS & LEISURE - 2.2%
Century Casinos [1]	412,100	2,633,319
†GAN [1,3]	93,600	1,898,208
Lindblad Expeditions Holdings [1,3]	186,600	3,194,592
		7,726,119
HOUSEHOLD DURABLES - 0.3%
†Legacy Housing [1]	70,900	1,071,299
INTERNET & DIRECT MARKETING RETAIL - 1.9%
Magnite [1,3]	216,000	6,633,360
LEISURE PRODUCTS - 1.1%
MasterCraft Boat Holdings [1]	156,400	3,884,976
SPECIALTY RETAIL - 4.4%
Citi Trends	121,924	6,057,184
†OneWater Marine Cl. A [1]	106,500	3,098,085
Shoe Carnival	99,011	3,879,251
Zumiez [1]	77,500	2,850,450
		15,884,970
TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Vera Bradley [1,3]	340,500	2,710,380
Total (Cost $26,535,970)		47,980,481

CONSUMER STAPLES – 0.1%
BEVERAGES - 0.1%
Eastside Distilling [1]	256,800	328,704
Total (Cost $868,971)		328,704

ENERGY – 1.7%
ENERGY EQUIPMENT & SERVICES - 1.7%
†Aspen Aerogels [1]	120,200	2,006,138
Natural Gas Services Group [1]	314,187	2,978,492
Profire Energy [1]	1,389,432	1,184,491
Total (Cost $6,749,930)		6,169,121

FINANCIALS – 13.2%
BANKS - 4.8%
Allegiance Bancshares	82,800	2,825,964
BayCom Corporation [1]	118,800	1,802,196
Caribbean Investment Holdings [2]	1,858,138	1,010,075
County Bancorp	92,400	2,040,192
HarborOne Bancorp	261,253	2,837,208
†HBT Financial	91,600	1,387,740
Investar Holding	128,400	2,123,736
Midway Investments [1,4]	1,858,170	0
TriState Capital Holdings [1]	182,757	3,179,972
		17,207,083
CAPITAL MARKETS - 5.3%
B. Riley Financial	133,700	5,912,214
Canaccord Genuity Group	469,900	4,119,792
Silvercrest Asset Management Group Cl. A	204,000	2,833,560
Sprott	108,480	3,149,832
StoneX Group [1,3]	50,200	2,906,580
		18,921,978
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Waterloo Investment Holdings [1,4]	2,760,000	690,000
THRIFTS & MORTGAGE FINANCE - 2.9%
Meridian Bancorp	197,500	2,944,725
PCSB Financial	174,400	2,779,936
Territorial Bancorp	98,000	2,354,940
Western New England Bancorp	334,100	2,301,949
		10,381,550
Total (Cost $41,873,680)		47,200,611

HEALTH CARE – 13.1%
BIOTECHNOLOGY - 2.6%
†CareDx [1]	46,800	3,390,660
Dynavax Technologies [1]	261,300	1,162,785
†MeiraGTx Holdings [1]	117,100	1,772,894
Zealand Pharma [1],[2]	83,000	3,015,079
		9,341,418
HEALTH CARE EQUIPMENT & SUPPLIES - 6.3%
Apyx Medical [1,3]	348,300	2,507,760
AtriCure [1]	52,400	2,917,108
Chembio Diagnostics [1]	240,253	1,141,202
CryoLife [1]	167,455	3,953,613
Cutera [1]	55,600	1,340,516
Mesa Laboratories	4,700	1,347,208
†Misonix [1]	115,000	1,437,500
OrthoPediatrics Corporation [1]	57,400	2,367,750
Profound Medical [1]	117,700	2,421,685
Surmodics [1]	65,822	2,864,573
		22,298,915
HEALTH CARE PROVIDERS & SERVICES - 0.6%
†Sharps Compliance [1,3]	232,600	2,198,070
LIFE SCIENCES TOOLS & SERVICES - 3.2%
Harvard Bioscience [1]	850,779	3,649,842
NeoGenomics [1]	75,700	4,075,688
Quanterix Corporation [1]	82,700	3,845,550
		11,571,080
PHARMACEUTICALS - 0.4%
Axsome Therapeutics [1,3]	17,400	1,417,578
Total (Cost $24,153,330)		46,827,061

INDUSTRIALS – 23.3%
AEROSPACE & DEFENSE - 1.0%
CPI Aerostructures [1]	398,684	1,527,359
Kratos Defense & Security Solutions [1]	75,100	2,059,993
		3,587,352
BUILDING PRODUCTS - 0.5%
Quanex Building Products	78,200	1,733,694
COMMERCIAL SERVICES & SUPPLIES - 1.2%
Acme United	49,800	1,500,474

34 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES (continued)
Heritage-Crystal Clean [1]	124,474	$2,622,667
		4,123,141
CONSTRUCTION & ENGINEERING - 5.4%
Ameresco Cl. A [1]	96,900	5,062,056
Construction Partners Cl. A [1]	138,100	4,020,091
IES Holdings [1]	84,900	3,908,796
Northwest Pipe [1]	124,200	3,514,860
†NV5 Global [1]	36,200	2,851,836
		19,357,639
ELECTRICAL EQUIPMENT - 1.7%
American Superconductor [1]	243,600	5,705,112
Power Solutions International [1,2]	99,900	309,690
		6,014,802
MACHINERY - 6.4%
Alimak Group [2]	182,300	2,901,603
CIRCOR International [1]	121,400	4,666,616
Graham Corporation	168,588	2,559,166
Porvair [2]	313,000	2,266,124
Shyft Group	142,100	4,032,798
Wabash National	211,900	3,651,037
Westport Fuel Systems [1]	535,200	2,852,616
		22,929,960
MARINE - 0.9%
Clarkson [2]	89,831	3,318,442
PROFESSIONAL SERVICES - 4.2%
CRA International	52,483	2,672,959
Forrester Research [1]	43,300	1,814,270
GP Strategies [1]	239,418	2,839,497
Heidrick & Struggles International	99,540	2,924,485
Kforce	55,932	2,354,178
Resources Connection	200,252	2,517,168
		15,122,557
TRADING COMPANIES & DISTRIBUTORS - 2.0%
Lawson Products [1]	76,900	3,914,979
Transcat [1]	87,500	3,034,500
		6,949,479
Total (Cost $49,445,487)		83,137,066

INFORMATION TECHNOLOGY – 26.6%
COMMUNICATIONS EQUIPMENT - 2.4%
Digi International [1]	194,600	3,677,940
EMCORE Corporation [1]	481,100	2,621,995
Harmonic [1]	306,600	2,265,774
		8,565,709
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.9%
Fabrinet [1]	21,349	1,656,469
FARO Technologies [1]	46,300	3,270,169
LightPath Technologies Cl. A [1]	789,784	3,095,953
Luna Innovations [1]	447,600	4,422,288
nLIGHT [1]	106,600	3,480,490
PAR Technology [1]	78,700	4,941,573
PC Connection [1]	52,300	2,473,267
†PowerFleet [1]	186,900	1,388,667
Vishay Precision Group [1]	112,100	3,528,908
		28,257,784
IT SERVICES - 0.6%
Cass Information Systems	36,016	1,401,383
Computer Task Group [1]	137,600	842,112
		2,243,495

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.6%
Aehr Test Systems [1]	699,800	1,770,494
Axcelis Technologies [1]	95,400	2,778,048
AXT [1]	490,200	4,691,214
Camtek [1]	201,900	4,423,629
Cirrus Logic [1]	31,600	2,597,520
Cohu	116,900	4,463,242
CyberOptics Corporation [1]	86,700	1,967,223
Everspin Technologies [1],[3]	33,500	154,100
FormFactor [1]	97,200	4,181,544
Ichor Holdings [1]	89,800	2,707,021
Nova Measuring Instruments [1]	54,100	3,819,460
NVE Corporation	19,400	1,089,892
PDF Solutions [1]	142,600	3,080,160
Photronics [1]	284,800	3,178,368
Ultra Clean Holdings [1]	125,800	3,918,670
		44,820,585
SOFTWARE - 2.5%
Agilysys [1]	116,900	4,486,622
QAD Cl. A	66,413	4,195,973
		8,682,595
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%
AstroNova	194,100	2,067,165
Total (Cost $50,000,504)		94,637,333

MATERIALS – 2.9%
METALS & MINING - 2.9%
Altius Minerals	165,400	1,778,872
Ferroglobe (Warranty Insurance Trust) [1],[4]	205,763	0
Haynes International	100,130	2,387,099
Major Drilling Group International [1]	687,900	4,155,826
Universal Stainless & Alloy Products [1]	286,200	2,140,776
Total (Cost $11,103,212)		10,462,573

REAL ESTATE – 1.4%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.6%
Postal Realty Trust Cl. A	120,100	2,027,288
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.8%
FRP Holdings [1]	38,975	1,775,311
Marcus & Millichap [1]	33,800	1,258,374
		3,033,685
Total (Cost $3,874,102)		5,060,973

TOTAL COMMON STOCKS
(Cost $220,858,461)		352,743,110

REPURCHASE AGREEMENT– 1.2%
Fixed Income Clearing Corporation, 0.00% dated 12/31/20, due 1/4/21, maturity value $4,230,876 (collateralized by obligations of various U.S. Government Agencies, 0.125% due 12/31/22, valued at $4,315,500)
(Cost $4,230,876)		4,230,876

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.4%
Money Market Funds
Federated Government Obligations Fund – Institutional Shares (7 day yield-0.01%)
(Cost $1,299,188)		1,299,188

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 35

Schedules of Investments

Royce Micro-Cap Fund (continued)

VALUE

TOTAL INVESTMENTS – 100.5%
(Cost $226,388,525)	$358,273,174

LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%	(1,624,508)

NET ASSETS – 100.0%	$356,648,666

Royce Opportunity Fund
Common Stocks – 95.0%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Iridium Communications [1,3]	60,493	$2,378,888
Ooma [1]	261,378	3,763,843
		6,142,731
INTERACTIVE MEDIA & SERVICES - 0.8%
†Cars.com [1,3]	204,900	2,315,370
Eventbrite Cl. A [1,3]	173,400	3,138,540
QuinStreet [1]	268,100	5,748,064
		11,201,974
MEDIA - 0.2%
comScore [1,3]	924,582	2,302,209
Total (Cost $13,762,613)		19,646,914

CONSUMER DISCRETIONARY – 14.0%
AUTO COMPONENTS - 2.2%
Dana	230,037	4,490,322
Horizon Global [1]	1,040,880	8,941,159
Modine Manufacturing [1]	609,668	7,657,430
†Patrick Industries	25,300	1,729,255
†Stoneridge [1]	186,117	5,626,317
†Unique Fabricating [1]	36,200	199,075
		28,643,558
AUTOMOBILES - 0.3%
Winnebago Industries	57,200	3,428,568
DIVERSIFIED CONSUMER SERVICES - 0.8%
frontdoor [1]	131,399	6,597,544
†Regis Corporation 1	501,400	4,607,866
		11,205,410
HOTELS, RESTAURANTS & LEISURE - 3.9%
†BJ's Restaurants [1]	205,901	7,925,129
Carrols Restaurant Group [1]	979,392	6,150,582
†Cedar Fair LP	147,900	5,818,386
Century Casinos [1]	226,140	1,445,035
†Chuy's Holdings [1,3]	292,093	7,737,543
†J Alexander's Holdings [1]	56,540	412,177
Kura Sushi USA Cl. A [1,3]	89,997	1,754,941
Noodles & Company Cl. A [1]	700,554	5,534,377
Red Robin Gourmet Burgers [1,3]	112,700	2,167,221
†Ruth's Hospitality Group	333,700	5,916,501
Six Flags Entertainment	180,900	6,168,690
		51,030,582
HOUSEHOLD DURABLES - 2.7%
Beazer Homes USA [1]	320,106	4,849,606
†Cavco Industries [1]	23,200	4,070,440
Century Communities [1]	51,100	2,237,158
Dixie Group (The) [1]	150,100	382,755
Ethan Allen Interiors	141,900	2,867,799
Installed Building Products [1,3]	19,100	1,946,863
LGI Homes [1,3]	50,470	5,342,250
M.D.C. Holdings	7,034	341,852
New Home [1]	411,659	1,930,681
Skyline Champion [1]	110,200	3,409,588
†Taylor Morrison Home [1,3]	113,554	2,912,660
Toll Brothers	37,186	1,616,475
TRI Pointe Group [1]	176,106	3,037,829
		34,945,956
INTERNET & DIRECT MARKETING RETAIL - 1.3%
Lands' End [1,3]	45,100	972,807
Leaf Group [1]	53,426	248,431

36 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Royce Opportunity Fund (continued)

	SHARES	VALUE

CONSUMER DISCRETIONARY (continued)
INTERNET & DIRECT MARKETING RETAIL (continued)
Magnite [1],[3]	523,722	$16,083,502
		17,304,740
SPECIALTY RETAIL - 1.9%
†America's Car-Mart [1]	68,600	7,535,024
Lithia Motors Cl. A	17,400	5,092,458
Lumber Liquidators Holdings [1,3]	249,756	7,677,499
Sonic Automotive Cl. A	116,200	4,481,834
		24,786,815
TEXTILES, APPAREL & LUXURY GOODS - 0.9%
Jerash Holdings (US)	55,769	333,499
†Tapestry	112,400	3,493,392
†Under Armour Cl. A [1]	249,200	4,278,764
Unifi [1]	215,054	3,815,058
		11,920,713
Total (Cost $113,668,659)		183,266,342

CONSUMER STAPLES – 1.7%
BEVERAGES - 0.5%
Eastside Distilling [1]	13,000	16,640
MGP Ingredients	110,703	5,209,683
Reed's [1]	1,928,894	1,139,977
		6,366,300
FOOD & STAPLES RETAILING - 0.7%
†Chefs Warehouse [1]	232,700	5,978,063
Natural Grocers by Vitamin Cottage	285,857	3,927,675
		9,905,738
FOOD PRODUCTS - 0.4%
SunOpta [1]	411,127	4,797,852
HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet Cl. A [1]	32,300	1,173,459
Total (Cost $16,306,671)		22,243,349

ENERGY – 2.4%
ENERGY EQUIPMENT & SERVICES - 0.7%
Archrock	490,800	4,250,328
Aspen Aerogels [1]	201,570	3,364,203
Newpark Resources [1]	86,526	166,130
Ranger Energy Services Cl. A [1,3]	123,489	449,500
TETRA Technologies [1]	57,930	49,907
U.S. Silica Holdings	158,302	1,111,280
		9,391,348
OIL, GAS & CONSUMABLE FUELS - 1.7%
Baytex Energy [1,2]	1,354,100	721,735
Dorian LPG [1]	496,693	6,054,688
Earthstone Energy Cl. A [1]	230,804	1,230,185
Matador Resources [1]	286,883	3,459,809
Navigator Holdings [1]	543,184	5,947,865
†Southwestern Energy [1]	443,981	1,323,063
Teekay LNG Partners L.P.	249,436	2,858,537
		21,595,882
Total (Cost $29,391,490)		30,987,230

FINANCIALS – 8.7%
BANKS - 1.5%
First Foundation	118,000	2,360,000
Hilltop Holdings	310,808	8,550,328
Seacoast Banking Corporation of Florida [1]	168,750	4,969,688
TriState Capital Holdings [1]	196,187	3,413,654
		19,293,670

CAPITAL MARKETS - 2.6%
B. Riley Financial	289,917	12,820,130
Evercore Cl. A	78,900	8,650,596
†Houlihan Lokey Cl. A	68,389	4,597,792
†JMP Group [1]	62,560	240,856
†Moelis & Company Cl. A	180,626	8,446,072
		34,755,446
INSURANCE - 2.5%
†Brighthouse Financial [1]	149,600	5,416,268
HCI Group	103,776	5,427,485
Heritage Insurance Holdings	486,591	4,929,167
Old Republic International	255,900	5,043,789
Stewart Information Services	176,440	8,532,638
†United Fire Group	115,903	2,909,165
		32,258,512
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
†Exantas Capital [1]	533,891	2,130,225
THRIFTS & MORTGAGE FINANCE - 1.9%
Axos Financial [1]	70,600	2,649,618
NMI Holdings Cl. A [1]	260,763	5,906,282
Radian Group	226,698	4,590,634
Walker & Dunlop	126,228	11,615,501
		24,762,035
Total (Cost $88,315,025)		113,199,888

HEALTH CARE – 11.8%
BIOTECHNOLOGY - 1.3%
CareDx [1],[3]	75,996	5,505,910
Emergent BioSolutions [1]	85,826	7,690,010
Flexion Therapeutics [1],[3]	282,351	3,258,330
		16,454,250
HEALTH CARE EQUIPMENT & SUPPLIES - 4.4%
Accuray [1]	886,708	3,697,572
Alphatec Holdings [1]	304,100	4,415,532
†Cutera 1	211,910	5,109,150
IntriCon Corporation [1],[3]	395,910	7,165,971
Invacare Corporation	530,638	4,749,210
†Neuronetics [1],[3]	367,740	4,085,592
Orthofix Medical [1]	186,296	8,007,002
Ra Medical Systems [1],[3]	96,588	717,649
†Sientra [1],[3]	851,916	3,313,953
SmileDirectClub Cl. A [1],[3]	442,894	5,288,154
Surgalign Holdings [1],[3]	805,645	1,764,363
Varex Imaging [1],[3]	282,446	4,711,199
†ViewRay [1]	1,128,370	4,310,374
		57,335,721
HEALTH CARE PROVIDERS & SERVICES - 5.4%
Acadia Healthcare [1],[3]	89,972	4,521,993
BioTelemetry [1]	28,900	2,083,112
Community Health Systems [1]	1,346,514	10,004,599
Cross Country Healthcare [1]	769,820	6,828,303
Option Care Health [1],[3]	499,371	7,810,163
Owens & Minor	404,268	10,935,449
R1 RCM [1],[3]	388,743	9,337,607
RadNet [1]	121,700	2,381,669
Select Medical Holdings [1]	211,300	5,844,558
Surgery Partners [1],[3]	368,414	10,687,690
		70,435,143
HEALTH CARE TECHNOLOGY - 0.4%
Castlight Health Cl. B [1],[3]	1,199,760	1,559,688

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 37

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE TECHNOLOGY (continued)
Evolent Health Cl. A [1,3]	264,200	$4,235,126
		5,794,814
PHARMACEUTICALS - 0.3%
†Pacira BioSciences [1,3]	73,500	4,398,240
Total (Cost $107,365,712)		154,418,168

INDUSTRIALS – 21.9%
AEROSPACE & DEFENSE - 1.4%
AAR Corporation	165,700	6,001,654
Astronics Corporation [1]	32,300	427,329
Cubic Corporation	31,700	1,966,668
Ducommun [1]	68,564	3,681,887
Hexcel Corporation	4,800	233,704
Spirit AeroSystems Holdings Cl. A	62,000	2,423,580
Triumph Group	257,416	3,233,145
		17,967,967
AIR FREIGHT & LOGISTICS - 1.3%
Atlas Air Worldwide Holdings [1]	170,086	9,276,491
†Hub Group Cl. A [1]	93,300	5,318,100
†Radiant Logistics [1]	446,469	2,589,520
		17,184,111
AIRLINES - 2.5%
Alaska Air Group	146,100	7,597,200
†Allegiant Travel	54,192	10,255,294
JetBlue Airways [1]	625,200	9,090,408
Mesa Air Group [1,3]	778,346	5,207,135
		32,150,037
BUILDING PRODUCTS - 2.4%
American Woodmark [1]	88,100	8,268,185
Apogee Enterprises	42,100	1,333,728
Builders FirstSource [1]	34,795	1,419,984
Gibraltar Industries [1]	47,800	3,438,732
Griffon Corporation	193,067	3,934,705
Insteel Industries	125,450	2,793,772
†JELD-WEN Holding [1]	166,000	4,209,760
PGT Innovations [1]	176,143	3,582,749
Resideo Technologies [1]	85,316	1,813,818
		30,795,433
COMMERCIAL SERVICES & SUPPLIES - 1.6%
†CECO Environmental [1]	135,999	946,553
†Covanta Holding Corporation	344,800	4,527,224
†Heritage-Crystal Clean [1]	27,100	570,997
Interface	294,167	3,088,753
†KAR Auction Services	226,700	4,218,887
Pitney Bowes	1,188,294	7,319,891
		20,672,305
CONSTRUCTION & ENGINEERING - 2.5%
Aegion Corporation [1]	66,916	1,270,735
Ameresco Cl. A [1]	126,826	6,625,390
Arcosa	159,125	8,740,736
Concrete Pumping Holdings [1,3]	401,010	1,535,868
Construction Partners Cl. A [1]	184,959	5,384,156
Great Lakes Dredge & Dock [1]	52,516	691,636
Northwest Pipe [1]	197,010	5,575,383
†Orion Group Holdings [1]	258,259	1,280,965
Primoris Services	63,780	1,760,966
		32,865,835
ELECTRICAL EQUIPMENT - 1.3%
Bloom Energy Cl. A [1,3]	309,200	8,861,672
Encore Wire	71,333	4,320,640
LSI Industries	426,753	3,653,005
Power Solutions International [1,2]	235,970	731,507
		17,566,824
MACHINERY - 5.7%
Commercial Vehicle Group [1]	632,377	5,470,061
EnPro Industries	60,000	4,531,200
Gencor Industries [1]	30,579	376,122
Hurco Companies	71,765	2,152,950
Hyster-Yale Materials Handling Cl. A	79,760	4,749,708
LiqTech International [1,3]	447,155	3,577,240
Lydall [1]	320,374	9,620,831
Manitex International [1]	379,172	1,956,528
Meritor [1]	194,008	5,414,763
Park-Ohio Holdings	124,829	3,857,216
Shyft Group	245,038	6,954,178
TriMas Corporation [1]	118,810	3,762,713
Trinity Industries	178,115	4,700,455
Wabash National	449,300	7,741,439
Westport Fuel Systems [1]	1,947,233	10,378,752
		75,244,156
PROFESSIONAL SERVICES - 0.8%
GP Strategies [1]	314,645	3,731,690
Heidrick & Struggles International	14,535	427,038
Korn Ferry	30,945	1,346,107
Mistras Group [1]	175,351	1,360,724
†TrueBlue [1]	219,236	4,097,521
		10,963,080
TRADING COMPANIES & DISTRIBUTORS - 2.4%
Air Lease Cl. A	287,838	12,785,764
†Boise Cascade	52,500	2,509,500
Fortress Transportation & Infrastructure
Investors LLC Cl. A	47,700	1,119,042
General Finance [1]	301,150	2,562,787
Herc Holdings [1]	186,542	12,388,254
		31,365,347
Total (Cost $197,691,011)		286,775,095

INFORMATION TECHNOLOGY – 20.1%
COMMUNICATIONS EQUIPMENT - 4.1%
†ADTRAN	415,200	6,132,504
Aviat Networks [1]	137,889	4,708,909
CalAmp Corporation [1]	658,300	6,530,336
†Ceragon Networks [1,3]	562,516	1,563,795
Ciena Corporation [1]	38,473	2,033,298
Comtech Telecommunications	266,296	5,509,664
Digi International [1]	393,102	7,429,628
DZS [1,3]	380,804	5,891,038
Infinera Corporation [1],[3]	912,946	9,567,674
PCTEL	586,462	3,853,055
		53,219,901
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.7%
CTS Corporation	146,014	5,012,661
Fabrinet [1]	18,229	1,414,388
Frequency Electronics [1]	321,193	3,472,096
Identiv [1]	332,420	2,825,570
II-VI [1]	114,468	8,694,989
†Iteris 1,3	648,200	3,662,330
Knowles Corporation [1,3]	183,420	3,380,431

38 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Royce Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
†VIA optronics ADR [1]	78,918	$1,062,236
Vishay Intertechnology	255,324	5,287,760
		34,812,461
IT SERVICES - 0.4%
Limelight Networks [1]	749,683	2,991,235
Perspecta	99,559	2,397,381
		5,388,616
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.2%
Advanced Energy Industries [1]	90,903	8,814,864
Alpha & Omega Semiconductor [1]	559,851	13,234,878
Amkor Technology	556,140	8,386,591
Amtech Systems [1]	214,548	1,368,816
Cohu	181,976	6,947,844
FormFactor [1]	140,613	6,049,171
Ichor Holdings [1]	164,294	4,952,643
Kulicke & Soffa Industries	186,465	5,931,452
MACOM Technology Solutions Holdings [1,3]	124,134	6,832,335
†MKS Instruments	30,700	4,618,815
Onto Innovation [1]	213,319	10,143,319
SunPower Corporation [1]	126,900	3,253,716
Ultra Clean Holdings [1]	258,427	8,050,001
Veeco Instruments [1,3]	361,387	6,273,678
		94,858,123
SOFTWARE - 4.1%
A10 Networks [1]	750,126	7,396,242
Avaya Holdings [1]	491,054	9,403,684
Cloudera [1,3]	457,100	6,358,261
Ebix	211,300	8,023,061
†InterDigital	77,500	4,702,700
†Kaleyra [1],[3]	555,157	5,473,848
†New Relic 1	92,300	6,036,420
SecureWorks Corporation Cl. A [1]	437,362	6,219,288
		53,613,504
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.6%
Avid Technology [1]	762,554	12,101,732
Intevac [1]	574,062	4,138,987
3D Systems [1]	503,987	5,281,784
		21,522,503
Total (Cost $159,517,917)		263,415,108

MATERIALS – 9.3%
CHEMICALS - 4.6%
†AdvanSix [1]	79,997	1,599,140
American Vanguard	282,204	4,379,806
Ferro Corporation [1]	457,467	6,692,742
Huntsman Corporation	284,300	7,147,302
Intrepid Potash [1,3]	282,952	6,833,291
Kraton Corporation [1]	256,218	7,120,298
Livent Corporation [1],[3]	600,400	11,311,536
LSB Industries [1]	176,600	598,674
Olin Corporation	452,113	11,103,895
Trecora Resources [1]	400,231	2,797,615
Tronox Holdings	102,500	1,498,550
		61,082,849
CONSTRUCTION MATERIALS - 1.1%
Forterra [1]	474,365	8,156,706
U.S. Concrete [1]	148,731	5,944,778
		14,101,484
METALS & MINING - 2.9%
†Alcoa Corporation [1]	265,993	6,131,139
Allegheny Technologies [1]	410,314	6,880,966
Century Aluminum [1]	490,110	5,405,913
Cleveland-Cliffs	677,349	9,862,201
Ferroglobe [1]	1,282,071	2,102,596
Haynes International	190,824	4,549,244
Noranda Aluminum Holding Corporation [1,2]	488,157	7,811
Synalloy Corporation [1]	204,561	1,595,576
Universal Stainless & Alloy Products [1]	150,141	1,123,055
		37,658,501
PAPER & FOREST PRODUCTS - 0.7%
Glatfelter	259,045	4,243,157
Louisiana-Pacific	137,400	5,107,158
		9,350,315
Total (Cost $87,874,426)		122,193,149

REAL ESTATE – 3.2%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.7%
†Alexander & Baldwin	299,100	5,138,538
Armada Hoffler Properties	445,034	4,993,282
CatchMark Timber Trust Cl. A	257,100	2,406,456
†Diversified Healthcare Trust	304,200	1,253,304
†Kimco Realty	480,500	7,212,305
Ryman Hospitality Properties	148,873	10,087,634
†Tanger Factory Outlet Centers	479,400	4,774,824
		35,866,343
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
Realogy Holdings [1]	331,920	4,354,790
Tejon Ranch [1]	106,206	1,534,677
		5,889,467
Total (Cost $34,636,451)		41,755,810

UTILITIES – 0.4%
ELECTRIC UTILITIES - 0.1%
Hawaiian Electric Industries	28,500	1,008,615
MULTI-UTILITIES - 0.2%
Black Hills	42,800	2,630,060
WATER UTILITIES - 0.1%
Pure Cycle [1]	150,901	1,694,618
Total (Cost $4,426,748)		5,333,293

TOTAL COMMON STOCKS
(Cost $852,956,723)		1,243,234,346

REPURCHASE AGREEMENT– 6.1%
Fixed Income Clearing Corporation, 0.00% dated 12/31/20, due 1/4/21, maturity value $80,411,649 (collateralized by obligations of various U.S. Government Agencies, 1.625% due 8/31/22, valued at $82,019,888)
(Cost $80,411,649)		80,411,649

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.4%
Money Market Funds
Federated Government Obligations Fund – Institutional Shares (7 day yield-0.01%)
(Cost $5,268,397)		5,268,397

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 39

Schedules of Investments

Royce Opportunity Fund (continued)

VALUE
TOTAL INVESTMENTS – 101.5%
(Cost $938,636,769)	$1,328,914,392

LIABILITIES LESS CASH AND OTHER ASSETS – (1.5)%	(19,920,564)

NET ASSETS – 100.0%	$1,308,993,828

Royce Pennsylvania Mutual Fund
Common Stocks – 98.6%
	SHARES	VALUE

COMMUNICATION SERVICES – 1.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
Bandwidth Cl. A [1,3]	73,135	$11,238,655
Liberty Latin America Cl. C [1]	343,365	3,807,918
		15,046,573
ENTERTAINMENT - 0.3%
†Manchester United Cl. A	250,290	4,189,855
†SciPlay Corporation Cl. A [1]	159,834	2,213,701
		6,403,556
INTERACTIVE MEDIA & SERVICES - 0.2%
†Eventbrite Cl. A [1,3]	201,200	3,641,720
MEDIA - 0.2%
Media General (Rights) [1,4]	102,272	0
Meredith Corporation	81,420	1,563,264
Saga Communications Cl. A	93,535	2,246,711
		3,809,975
Total (Cost $27,481,094)		28,901,824

CONSUMER DISCRETIONARY – 9.1%
AUTO COMPONENTS - 2.3%
Dorman Products [1]	89,246	7,748,338
Gentex Corporation	258,552	8,772,670
LCI Industries	123,852	16,061,127
Patrick Industries	128,121	8,757,070
Stoneridge [1]	105,227	3,181,012
		44,520,217
AUTOMOBILES - 0.4%
Winnebago Industries	142,749	8,556,375
DISTRIBUTORS - 0.2%
LKQ Corporation [1]	101,823	3,588,242
HOTELS, RESTAURANTS & LEISURE - 0.1%
†Scientific Games [1]	47,100	1,954,179
HOUSEHOLD DURABLES - 1.0%
La-Z-Boy	72,210	2,876,846
Legacy Housing [1,3]	192,025	2,901,498
†PulteGroup	119,300	5,144,216
Skyline Champion [1]	300,500	9,297,470
		20,220,030
INTERNET & DIRECT MARKETING RETAIL - 0.5%
Etsy [1]	49,499	8,806,367
LEISURE PRODUCTS - 1.3%
†Brunswick Corporation	132,500	10,101,800
Johnson Outdoors Cl. A	25,965	2,924,438
†Malibu Boats Cl. A [1]	45,300	2,828,532
MasterCraft Boat Holdings [1,3]	342,939	8,518,605
		24,373,375
SPECIALTY RETAIL - 2.6%
†Aaron's Company (The) [3]	139,129	2,637,886
America's Car-Mart [1]	85,779	9,421,965
Asbury Automotive Group [1]	49,743	7,249,545
†OneWater Marine Cl. A [1]	252,882	7,356,338
Rent-A-Center	391,372	14,985,634
Shoe Carnival	205,291	8,043,301
		49,694,669
TEXTILES, APPAREL & LUXURY GOODS - 0.7%
Canada Goose Holdings [1,3]	238,779	7,108,451
Ralph Lauren Cl. A	13,200	1,369,368
Wolverine World Wide	137,155	4,286,094
		12,763,913
Total (Cost $97,082,250)		174,477,367

40 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

CONSUMER STAPLES – 1.6%
FOOD PRODUCTS - 0.4%
Nomad Foods [1]	154,056	$3,916,103
Seneca Foods Cl. A [1]	104,533	4,170,867
		8,086,970
HOUSEHOLD PRODUCTS - 0.1%
†Central Garden & Pet [1]	22,000	849,420
PERSONAL PRODUCTS - 1.1%
†e.l.f. Beauty [1]	392,900	9,897,151
Inter Parfums	187,676	11,352,521
		21,249,672
Total (Cost $14,410,171)		30,186,062

ENERGY – 1.0%
ENERGY EQUIPMENT & SERVICES - 1.0%
Pason Systems	1,468,449	9,090,563
TGS-NOPEC Geophysical[2]	629,570	9,611,697
Total (Cost $19,498,270)		18,702,260

FINANCIALS – 14.9%
BANKS - 4.6%
†BankUnited	110,700	3,850,146
Camden National	41,012	1,467,409
CIT Group	100,000	3,590,000
City Holding Company	38,180	2,655,419
CNB Financial	60,932	1,297,242
Financial Institutions	75,545	1,699,763
†First Bancshares	125,390	3,872,043
First Citizens BancShares Cl. A	41,586	23,881,592
†First Hawaiian	162,600	3,834,108
†German American Bancorp	58,300	1,929,147
Glacier Bancorp	83,709	3,851,451
†Home BancShares	195,000	3,798,600
Independent Bank Group	61,564	3,848,981
National Bankshares	103,767	3,248,945
†Origin Bancorp	68,667	1,906,883
Popular	204,049	11,492,040
†Signature Bank	28,500	3,855,765
TriState Capital Holdings [1]	128,261	2,231,741
†Triumph Bancorp [1]	78,100	3,791,755
Unity Bancorp	88,673	1,556,211
		87,659,241
CAPITAL MARKETS - 6.3%
Ares Management Cl. A	186,169	8,759,251
Artisan Partners Asset Management Cl. A	125,202	6,302,669
†Associated Capital Group Cl. A	32,940	1,156,853
B. Riley Financial	69,658	3,080,277
Evercore Cl. A	48,741	5,343,963
†GCM Grosvenor Cl. A [1,3]	710,450	9,463,194
Houlihan Lokey Cl. A	193,794	13,028,771
Lazard Cl. A	269,200	11,387,160
Moelis & Company Cl. A	86,424	4,041,186
Morningstar	83,137	19,252,035
†Open Lending [1]	223,100	7,799,576
SEI Investments	173,119	9,949,149
Sprott	169,894	4,933,052
TMX Group	69,920	6,983,761
Virtu Financial Cl. A	388,823	9,786,675
		121,267,572
CONSUMER FINANCE - 0.2%
PROG Holdings	59,400	3,199,878

INSURANCE - 2.8%
Alleghany Corporation	8,775	5,297,380
Assured Guaranty	96,982	3,053,963
†Axis Capital Holdings	25,000	1,259,750
†CNO Financial Group	203,931	4,533,386
E-L Financial	21,818	13,069,546
FBL Financial Group Cl. A	43,812	2,300,568
†Kemper Corporation	52,100	4,002,843
†Palomar Holdings [1,3]	74,000	6,574,160
ProAssurance Corporation	52,698	937,497
†ProSight Global [1]	120,500	1,546,015
RLI Corp.	68,753	7,160,625
Selective Insurance Group	62,800	4,206,344
		53,942,077
INVESTMENT COMPANIES - 0.0%
†Fintech Acquisition Corp IV Cl. A [1]	50,000	564,520
THRIFTS & MORTGAGE FINANCE - 1.0%
Axos Financial [1]	122,961	4,614,726
Genworth MI Canada	203,349	6,934,858
Southern Missouri Bancorp	57,683	1,755,871
Timberland Bancorp	95,593	2,319,086
TrustCo Bank Corp. NY	276,430	1,843,788
WSFS Financial	30,264	1,358,248
		18,826,577
Total (Cost $200,643,837)		285,459,865

HEALTH CARE – 9.7%
BIOTECHNOLOGY - 1.2%
CareDx [1,3]	157,220	11,390,589
†Coherus BioSciences [1,3]	82,303	1,430,426
†Natera [1]	72,800	7,245,056
Zealand Pharma [1],[2]	63,722	2,314,782
		22,380,853
HEALTH CARE EQUIPMENT & SUPPLIES - 4.3%
AtriCure [1]	33,343	1,856,205
Atrion Corporation	8,442	5,421,790
BioLife Solutions [1]	310,116	12,370,527
CryoLife [1]	71,758	1,694,206
†CryoPort 1	105,217	4,616,922
Haemonetics [1]	98,069	11,645,694
Hill-Rom Holdings	35,976	3,524,569
Meridian Bioscience [1]	268,300	5,014,527
Mesa Laboratories	60,145	17,239,963
OrthoPediatrics Corporation [1,3]	106,800	4,405,500
†SI-BONE [1]	257,800	7,708,220
Tandem Diabetes Care [1]	67,086	6,418,788
		81,916,911
HEALTH CARE PROVIDERS & SERVICES - 1.8%
Encompass Health	139,160	11,507,140
Ensign Group (The)	52,508	3,828,883
Molina Healthcare [1]	26,600	5,657,288
National Research	56,919	2,433,287
Pennant Group [1,3]	24,527	1,424,038
U.S. Physical Therapy	89,950	10,816,488
		35,667,124
HEALTH CARE TECHNOLOGY - 0.7%
†Phreesia [1]	134,900	7,319,674
Simulations Plus	95,410	6,861,887
		14,181,561

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 41

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
LIFE SCIENCES TOOLS & SERVICES - 1.5%
Bio-Techne	45,816	$14,548,871
ICON [1]	30,255	5,899,120
NeoGenomics [1]	62,083	3,342,549
Quanterix Corporation [1,3]	97,379	4,528,123
		28,318,663
PHARMACEUTICALS - 0.2%
Supernus Pharmaceuticals [1,3]	125,367	3,154,234
Total (Cost $103,430,569)		185,619,346

INDUSTRIALS – 25.4%
AEROSPACE & DEFENSE - 1.4%
HEICO Corporation	99,264	13,142,553
HEICO Corporation Cl. A	45,180	5,288,771
Magellan Aerospace	152,171	1,048,425
Vectrus [1]	154,739	7,693,623
		27,173,372
AIR FREIGHT & LOGISTICS - 0.7%
Forward Air	100,469	7,720,038
Hub Group Cl. A [1]	107,918	6,151,326
		13,871,364
BUILDING PRODUCTS - 0.9%
†Advanced Drainage Systems	20,000	1,671,600
Gibraltar Industries [1]	83,017	5,972,243
Simpson Manufacturing	69,562	6,500,569
UFP Industries	39,300	2,183,115
		16,327,527
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Healthcare Services Group	163,811	4,603,089
Heritage-Crystal Clean [1]	154,283	3,250,743
PICO Holdings [1]	208,021	1,944,996
UniFirst Corporation	33,285	7,046,102
		16,844,930
CONSTRUCTION & ENGINEERING - 3.2%
Arcosa	303,917	16,694,161
Comfort Systems USA	71,648	3,772,984
Construction Partners Cl. A [1,3]	121,391	3,533,692
Great Lakes Dredge & Dock [1]	415,925	5,477,732
MasTec [1]	58,400	3,981,712
MYR Group [1]	66,706	4,009,031
†Primoris Services	211,272	5,833,220
Valmont Industries	76,725	13,421,504
†WillScot Mobile Mini Holdings [1,3]	199,150	4,614,305
		61,338,341
ELECTRICAL EQUIPMENT - 0.9%
Bloom Energy Cl. A [1,3]	50,000	1,433,000
Preformed Line Products	201,075	13,761,573
Sensata Technologies Holding [1]	28,700	1,513,638
		16,708,211
INDUSTRIAL CONGLOMERATES - 0.9%
Carlisle Companies	44,813	6,998,894
Raven Industries	296,749	9,819,425
		16,818,319
MACHINERY - 8.7%
Alamo Group	9,001	1,241,688
Allison Transmission Holdings	35,200	1,518,176
Colfax Corporation [1],[3]	456,134	17,442,564
ESCO Technologies	81,609	8,423,681
Graco	180,999	13,095,278
Graham Corporation	72,292	1,097,393

Helios Technologies	311,039	16,575,268
John Bean Technologies	116,550	13,271,549
Kadant	111,736	15,752,541
Lincoln Electric Holdings	141,436	16,441,935
Lindsay Corporation	106,590	13,692,551
Meritor [1]	312,610	8,724,945
Middleby Corporation [1]	60,500	7,799,660
Miller Industries	205,051	7,796,039
Nordson Corporation	37,227	7,480,766
RBC Bearings [1]	54,522	9,761,619
Tennant Company	94,890	6,658,431
		166,774,084
MARINE - 1.0%
Clarkson [2]	297,500	10,989,931
SEACOR Holdings [1]	174,595	7,236,963
		18,226,894
PROFESSIONAL SERVICES - 2.3%
Barrett Business Services	43,549	2,970,477
Exponent	74,566	6,713,177
Forrester Research [1]	203,708	8,535,365
GP Strategies [1]	103,013	1,221,734
Heidrick & Struggles International	217,271	6,383,422
†Insperity	20,700	1,685,394
Kforce	58,600	2,466,474
ManpowerGroup	30,147	2,718,657
Morneau Shepell	53,600	1,306,629
Upwork [1,3]	298,460	10,302,839
		44,304,168
ROAD & RAIL - 2.1%
ArcBest	125,547	5,357,090
Landstar System	118,854	16,004,880
Saia [1]	44,809	8,101,467
†Schneider National Cl. B	172,400	3,568,680
Universal Logistics Holdings	365,775	7,531,307
		40,563,424
TRADING COMPANIES & DISTRIBUTORS - 2.4%
Air Lease Cl. A	137,462	6,106,062
Applied Industrial Technologies	121,091	9,443,887
BMC Stock Holdings [1]	148,785	7,986,779
EVI Industries [1,3]	409,609	12,255,501
Richelieu Hardware	303,941	7,889,238
†Transcat [1]	37,100	1,286,628
Watsco	8,349	1,891,466
		46,859,561
Total (Cost $240,943,502)		485,810,195

INFORMATION TECHNOLOGY – 24.7%
COMMUNICATIONS EQUIPMENT - 0.3%
Digi International [1]	287,193	5,427,948
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.1%
Badger Meter	73,340	6,898,361
Cognex Corporation	94,043	7,550,242
Coherent [1]	88,191	13,230,414
Dolby Laboratories Cl. A	84,640	8,221,083
ePlus [1]	45,021	3,959,597
Fabrinet [1]	140,582	10,907,757
FARO Technologies [1]	177,388	12,528,915
FLIR Systems	413,001	18,101,834
Insight Enterprises [1]	178,893	13,611,968

42 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
IPG Photonics [1]	31,631	$7,078,702
Kimball Electronics [1]	186,492	2,982,007
Littelfuse	10,133	2,580,470
†Luna Innovations [1]	847,799	8,376,254
Methode Electronics	65,900	2,522,652
National Instruments	261,316	11,482,225
PAR Technology [1]	285,655	17,936,278
PC Connection [1]	137,015	6,479,439
Plexus Corporation [1]	16,500	1,290,465
Rogers Corporation [1]	38,100	5,916,549
Sanmina Corporation [1]	154,060	4,912,973
†SYNNEX Corporation 1	36,700	2,988,848
Vishay Intertechnology	138,090	2,859,844
Vishay Precision Group [1]	75,915	2,389,804
		174,806,681
IT SERVICES - 3.1%
Computer Services [2]	42,975	2,544,979
†Concentrix [1]	33,100	3,266,970
CSG Systems International	32,600	1,469,282
Hackett Group (The)	119,284	1,716,497
†International Money Express [1]	488,563	7,582,498
KBR	566,361	17,517,546
MAXIMUS	53,150	3,890,048
†Repay Holdings Cl. A [1,3]	261,000	7,112,250
†Shift4 Payments Cl. A [1]	120,700	9,100,780
Sykes Enterprises [1]	72,900	2,746,143
Unisys Corporation [1]	125,000	2,460,000
		59,406,993
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.3%
Advanced Energy Industries [1]	35,601	3,452,229
Axcelis Technologies [1]	223,916	6,520,434
Brooks Automation	117,408	7,966,133
Cirrus Logic [1]	197,140	16,204,908
CMC Materials	105,678	15,989,081
Cohu	122,418	4,673,919
Diodes [1]	175,764	12,391,362
Entegris	63,016	6,055,838
FormFactor [1]	152,566	6,563,389
Kulicke & Soffa Industries	363,251	11,555,014
Lattice Semiconductor [1]	209,571	9,602,543
MKS Instruments	140,280	21,105,126
Nova Measuring Instruments [1,3]	76,854	5,425,893
Onto Innovation [1,3]	180,520	8,583,726
Photronics [1]	142,794	1,593,581
Ultra Clean Holdings [1]	78,971	2,459,947
		140,143,123
SOFTWARE - 4.9%
ACI Worldwide [1]	213,837	8,217,756
Agilysys [1]	108,087	4,148,379
†Avalara [1]	40,900	6,744,001
Blackbaud	13,600	782,816
†ChannelAdvisor Corporation [1]	49,800	795,804
Cloudflare Cl. A [1]	117,311	8,914,463
Descartes Systems Group (The) [1]	161,047	9,418,029
Fair Isaac [1]	14,329	7,322,692
Five9 [1]	40,218	7,014,019
j2 Global [1]	76,347	7,458,338
Manhattan Associates [1]	47,432	4,988,898
QAD Cl. A	42,941	2,713,012
SVMK [1,3]	400,145	10,223,705
Upland Software [1]	328,415	15,070,964
		93,812,876
Total (Cost $235,620,721)		473,597,621

MATERIALS – 8.3%
CHEMICALS - 4.8%
Balchem Corporation	122,572	14,122,746
Element Solutions	969,074	17,181,682
Huntsman Corporation	160,805	4,042,638
Innospec	133,242	12,089,046
Minerals Technologies	215,484	13,385,866
†Mosaic Company (The)	369,000	8,490,690
Quaker Chemical	90,202	22,856,285
		92,168,953
CONSTRUCTION MATERIALS - 0.1%
Imerys [2]	36,000	1,701,405
CONTAINERS & PACKAGING - 0.6%
AptarGroup	88,495	12,114,081
METALS & MINING - 1.8%
Alamos Gold Cl. A	1,987,600	17,363,589
IAMGOLD Corporation [1]	795,894	2,920,931
Reliance Steel & Aluminum	113,468	13,587,793
		33,872,313
PAPER & FOREST PRODUCTS - 1.0%
Stella-Jones	516,411	18,775,631
Total (Cost $69,140,411)		158,632,383

REAL ESTATE – 2.4%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
†OUTFRONT Media	175,000	3,423,000
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.2%
Colliers International Group	34,300	3,057,159
FRP Holdings [1]	188,149	8,570,187
Kennedy-Wilson Holdings	607,521	10,868,551
Marcus & Millichap [1]	260,332	9,692,160
St. Joe Company (The)	188,554	8,004,117
Tejon Ranch [1]	235,407	3,401,631
		43,593,805
Total (Cost $33,422,281)		47,016,805

TOTAL COMMON STOCKS
(Cost $1,041,673,106)		1,888,403,728

REPURCHASE AGREEMENT– 1.4%
Fixed Income Clearing Corporation, 0.00% dated 12/31/20, due 1/4/21, maturity value $27,699,276 (collateralized by obligations of various U.S. Government Agencies, 0.125% due 12/31/22, valued at $28,253,300)
(Cost $27,699,276)		27,699,276

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.1%
Money Market Funds
Federated Government Obligations Fund – Institutional Shares (7 day yield-0.01%)
(Cost $21,820,570)		21,820,570

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 43

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

VALUE

TOTAL INVESTMENTS – 101.1%
(Cost $1,091,192,952)	$1,937,923,574

LIABILITIES LESS CASH AND OTHER ASSETS – (1.1)%	(22,002,151)

NET ASSETS – 100.0%	$1,915,921,423

Royce Premier Fund
Common Stocks – 97.6%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 6.1%
AUTO COMPONENTS - 2.6%
Dorman Products [1]	215,725	$18,729,244
LCI Industries	201,716	26,158,531
		44,887,775
DISTRIBUTORS - 1.6%
Pool Corporation	74,715	27,831,338
LEISURE PRODUCTS - 0.3%
†Brunswick Corporation	71,700	5,466,408
TEXTILES, APPAREL & LUXURY GOODS - 1.6%
Ralph Lauren Cl. A	265,103	27,501,785
Total (Cost $53,847,112)		105,687,306

CONSUMER STAPLES – 1.4%
PERSONAL PRODUCTS - 1.4%
†Inter Parfums	390,641	23,629,874
Total (Cost $17,960,499)		23,629,874

FINANCIALS – 13.2%
CAPITAL MARKETS - 11.1%
Ares Management Cl. A	747,770	35,182,578
Ashmore Group [2]	6,228,701	36,763,698
†GCM Grosvenor Cl. A [1,3]	1,675,215	22,313,864
Lazard Cl. A	518,583	21,936,061
Morningstar	230,810	53,448,672
TMX Group	227,583	22,731,481
		192,376,354
INSURANCE - 1.7%
Alleghany Corporation	50,004	30,186,915
THRIFTS & MORTGAGE FINANCE - 0.4%
Genworth MI Canada	193,079	6,584,617
Total (Cost $95,608,691)		229,147,886

HEALTH CARE – 6.5%
HEALTH CARE EQUIPMENT & SUPPLIES - 4.4%
Haemonetics [1]	338,962	40,251,737
Mesa Laboratories	124,595	35,713,911
		75,965,648
LIFE SCIENCES TOOLS & SERVICES - 2.1%
Bio-Techne	113,921	36,175,614
Total (Cost $71,722,926)		112,141,262

INDUSTRIALS – 34.7%
AIR FREIGHT & LOGISTICS - 1.7%
Forward Air	394,958	30,348,573
BUILDING PRODUCTS - 1.5%
Simpson Manufacturing	273,295	25,539,418
COMMERCIAL SERVICES & SUPPLIES - 1.8%
Ritchie Bros. Auctioneers	455,546	31,683,224
CONSTRUCTION & ENGINEERING - 3.6%
†Arcosa	489,123	26,867,526
Valmont Industries	207,379	36,276,809
		63,144,335
INDUSTRIAL CONGLOMERATES - 0.7%
Raven Industries	356,449	11,794,898
MACHINERY - 18.5%
Colfax Corporation [1,3]	1,201,470	45,944,213
†ESCO Technologies	237,273	24,491,319
Helios Technologies	429,647	22,895,889
John Bean Technologies	406,428	46,279,956
Kadant	225,188	31,747,004

44 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Royce Premier Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
Lincoln Electric Holdings	422,082	$49,067,032
Lindsay Corporation	312,311	40,119,471
RBC Bearings [1]	126,370	22,625,285
Woodward	311,726	37,884,061
		321,054,230
MARINE - 1.8%
Kirby Corporation [1]	587,376	30,443,698
PROFESSIONAL SERVICES - 1.6%
Forrester Research [1]	661,850	27,731,515
ROAD & RAIL - 1.7%
Landstar System	213,185	28,707,492
TRADING COMPANIES & DISTRIBUTORS - 1.8%
Air Lease Cl. A	717,105	31,853,804
Total (Cost $305,037,565)		602,301,187

INFORMATION TECHNOLOGY – 24.4%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 11.6%
Cognex Corporation	511,378	41,055,983
Coherent [1]	228,337	34,255,117
FARO Technologies [1]	446,148	31,511,433
IPG Photonics [1]	109,409	24,484,640
National Instruments	873,865	38,397,628
†Rogers Corporation [1]	205,866	31,968,931
		201,673,732
IT SERVICES - 2.0%
†Computer Services [2]	307,400	18,204,228
Jack Henry & Associates	99,987	16,196,894
		34,401,122
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.5%
Cirrus Logic [1]	297,024	24,415,373
CMC Materials	248,800	37,643,440
MKS Instruments	340,788	51,271,555
		113,330,368
SOFTWARE - 4.3%
Fair Isaac [1]	50,464	25,789,122
Manhattan Associates [1]	453,571	47,706,598
		73,495,720
Total (Cost $174,898,742)		422,900,942

MATERIALS – 9.4%
CHEMICALS - 4.9%
Innospec	403,701	36,627,792
Quaker Chemical	193,969	49,149,805
		85,777,597
METALS & MINING - 2.0%
Reliance Steel & Aluminum	291,755	34,937,661
PAPER & FOREST PRODUCTS - 2.5%
Stella-Jones	1,184,391	43,061,996
Total (Cost $99,272,141)		163,777,254

REAL ESTATE – 1.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.9%
Kennedy-Wilson Holdings	1,877,469	33,587,920
Total (Cost $31,800,529)		33,587,920

TOTAL COMMON STOCKS
(Cost $850,148,205)		1,693,173,631

REPURCHASE AGREEMENT– 2.6%
Fixed Income Clearing Corporation, 0.00% dated 12/31/20, due 1/4/21, maturity value $45,555,851 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 12/31/22, valued at $46,466,993)
(Cost $45,555,851)	45,555,851

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.2%
Money Market Funds
Federated Government Obligations Fund – Institutional Shares (7 day yield-0.01%)
(Cost $21,146,208)	21,146,208

TOTAL INVESTMENTS – 101.4%
(Cost $916,850,264)	1,759,875,690

LIABILITIES LESS CASH AND OTHER ASSETS – (1.4)%	(23,879,071)

NET ASSETS – 100.0%	$1,735,996,619

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 45

Schedules of Investments

Royce Small-Cap Value Fund
Common Stocks – 98.0%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.7%
ENTERTAINMENT - 1.0%
†SciPlay Corporation Cl. A [1]	87,667	$1,214,188
MEDIA - 0.7%
Saga Communications Cl. A	33,786	811,539
Total (Cost $2,523,464)		2,025,727

CONSUMER DISCRETIONARY – 15.5%
AUTO COMPONENTS - 0.8%
Gentex Corporation	27,240	924,253
HOUSEHOLD DURABLES - 3.4%
La-Z-Boy	37,802	1,506,032
†PulteGroup	59,800	2,578,576
		4,084,608
LEISURE PRODUCTS - 2.6%
†Malibu Boats Cl. A [1]	22,138	1,382,297
†MasterCraft Boat Holdings [1]	70,067	1,740,464
		3,122,761
SPECIALTY RETAIL - 8.7%
†Aaron's Company (The)	87,375	1,656,630
American Eagle Outfitters	82,845	1,662,699
†OneWater Marine Cl. A [1]	60,020	1,745,982
Rent-A-Center	76,266	2,920,225
Shoe Carnival	66,918	2,621,847
		10,607,383
Total (Cost $13,819,033)		18,739,005

CONSUMER STAPLES – 0.3%
FOOD & STAPLES RETAILING - 0.3%
Village Super Market Cl. A	16,600	366,196
Total (Cost $367,691)		366,196

ENERGY – 0.4%
OIL, GAS & CONSUMABLE FUELS - 0.4%
Dorchester Minerals L.P.	46,334	505,504
Total (Cost $628,857)		505,504

FINANCIALS – 22.2%
BANKS - 6.3%
Ames National	30,293	727,638
Camden National	18,776	671,805
City Holding Company	17,771	1,235,973
CNB Financial	27,715	590,053
Financial Institutions	35,762	804,645
Landmark Bancorp	14,051	321,065
MidWestOne Financial Group	41,067	1,006,142
National Bankshares	46,432	1,453,786
Unity Bancorp	46,997	824,797
		7,635,904
CAPITAL MARKETS - 4.3%
Evercore Cl. A	22,944	2,515,580
Houlihan Lokey Cl. A	14,195	954,330
Moelis & Company Cl. A	36,219	1,693,601
		5,163,511
CONSUMER FINANCE - 1.3%
†PROG Holdings	28,600	1,540,682
INSURANCE - 7.5%
†CNO Financial Group	100,429	2,232,537
†Heritage Insurance Holdings	64,872	657,153
James River Group Holdings	30,205	1,484,576
†Kemper Corporation	23,600	1,813,188
Reinsurance Group of America	8,936	1,035,682
†Selective Insurance Group	28,500	1,908,930
		9,132,066
THRIFTS & MORTGAGE FINANCE - 2.8%
Southern Missouri Bancorp	28,349	862,944
Timberland Bancorp	41,471	1,006,086
TrustCo Bank Corp. NY	134,647	898,095
WSFS Financial	13,226	593,583
		3,360,708
Total (Cost $21,993,919)		26,832,871

HEALTH CARE – 7.0%
BIOTECHNOLOGY - 1.9%
Catalyst Pharmaceuticals [1,3]	408,282	1,363,662
†Coherus BioSciences [1,3]	36,887	641,096
†Vanda Pharmaceuticals [1]	24,638	323,743
		2,328,501
HEALTH CARE PROVIDERS & SERVICES - 3.9%
Ensign Group (The)	22,465	1,638,148
Molina Healthcare [1]	12,100	2,573,428
Pennant Group [1]	8,413	488,459
		4,700,035
PHARMACEUTICALS - 1.2%
Supernus Pharmaceuticals [1]	59,700	1,502,052
Total (Cost $6,831,382)		8,530,588

INDUSTRIALS – 30.0%
AEROSPACE & DEFENSE - 2.1%
Vectrus [1]	50,578	2,514,738
BUILDING PRODUCTS - 1.0%
†UFP Industries	21,200	1,177,660
COMMERCIAL SERVICES & SUPPLIES - 1.2%
Herman Miller	18,699	632,026
†IBEX Holdings [1]	45,568	852,122
		1,484,148
CONSTRUCTION & ENGINEERING - 9.3%
Comfort Systems USA	11,238	591,793
†Great Lakes Dredge & Dock [1]	204,504	2,693,318
†MasTec [1]	23,612	1,609,866
MYR Group [1]	27,793	1,670,359
†Northwest Pipe [1]	67,798	1,918,683
†Primoris Services	102,134	2,819,920
		11,303,939
MACHINERY - 3.4%
Alamo Group	4,163	574,286
Federal Signal	16,410	544,320
Miller Industries	79,606	3,026,620
		4,145,226
PROFESSIONAL SERVICES - 5.8%
†Barrett Business Services	19,849	1,353,900
Heidrick & Struggles International	55,856	1,641,049
Kforce	27,629	1,162,905
Korn Ferry	27,244	1,185,114
Resources Connection	91,388	1,148,747
Robert Half International	8,816	550,824
		7,042,539
ROAD & RAIL - 5.8%
ArcBest	61,038	2,604,492
Old Dominion Freight Line	2,646	516,446

46 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ROAD & RAIL (continued)
Saia [1]	3,253	$588,142
†Schneider National Cl. B	74,447	1,541,053
Werner Enterprises	46,084	1,807,415
		7,057,548
TRADING COMPANIES & DISTRIBUTORS - 1.4%
BMC Stock Holdings [1]	30,355	1,629,456
Total (Cost $25,334,194)		36,355,254

INFORMATION TECHNOLOGY – 20.2%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 13.4%
†ePlus [1]	20,510	1,803,855
Fabrinet [1]	7,854	609,392
Insight Enterprises [1]	40,223	3,060,568
†Kimball Electronics [1]	94,161	1,505,634
Methode Electronics	31,800	1,217,304
PC Connection [1]	32,612	1,542,221
†Plexus Corporation [1]	7,453	582,899
Sanmina Corporation [1]	76,641	2,444,082
†SYNNEX Corporation [1]	19,666	1,601,599
Vishay Intertechnology	87,304	1,808,066
		16,175,620
IT SERVICES - 3.5%
†Concentrix [1]	15,300	1,510,110
†CSG Systems International	14,800	667,036
†Hackett Group (The)	58,472	841,412
†Sykes Enterprises [1]	32,400	1,220,508
		4,239,066
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
Advanced Energy Industries [1]	9,465	917,821
Kulicke & Soffa Industries	70,258	2,234,907
MKS Instruments	6,080	914,736
		4,067,464
Total (Cost $16,222,718)		24,482,150

REAL ESTATE – 0.7%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
Marcus & Millichap [1]	22,414	834,473
Total (Cost $610,753)		834,473

TOTAL COMMON STOCKS
(Cost $88,332,011)		118,671,768

REPURCHASE AGREEMENT– 1.6%
Fixed Income Clearing Corporation, 0.00% dated 12/31/20, due 1/4/21, maturity value $1,955,624 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 12/31/22, valued at $1,994,811)
(Cost $1,955,624)		1,955,624

TOTAL INVESTMENTS – 99.6%
(Cost $90,287,635)		120,627,392

CASH AND OTHER ASSETS LESS LIABILITIES – 0.4%		438,125

NET ASSETS – 100.0%		$121,065,517

Royce Smaller-Companies Growth Fund
Common Stocks – 95.6%

	SHARES	VALUE

COMMUNICATION SERVICES – 5.3%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Bandwidth Cl. A [1]	9,000	$1,383,030
ENTERTAINMENT - 3.2%
†CuriosityStream Cl. A [1,3]	117,700	1,641,915
†Score Media and Gaming Cl. A [1]	3,207,000	3,779,166
Sea Cl. A ADR [1]	23,000	4,578,150
		9,999,231
INTERACTIVE MEDIA & SERVICES - 1.6%
†Enthusiast Gaming Holdings [1]	1,389,800	4,946,024
Total (Cost $5,022,714)		16,328,285

CONSUMER DISCRETIONARY – 8.9%
DIVERSIFIED CONSUMER SERVICES - 1.2%
†Aspen Group [1]	331,000	3,684,030
HOTELS, RESTAURANTS & LEISURE - 5.2%
†DraftKings Cl. A [1,3]	27,000	1,257,120
†GAN [1,3]	121,900	2,472,132
†NEOGAMES [1,3]	226,000	8,585,740
Papa John's International	22,000	1,866,700
Texas Roadhouse	23,000	1,797,680
		15,979,372
HOUSEHOLD DURABLES - 1.3%
Lovesac Company (The) [1,3]	69,666	3,001,908
†Purple Innovation [1,3]	27,000	889,380
		3,891,288
INTERNET & DIRECT MARKETING RETAIL - 0.1%
†CarParts.com [1,3]	20,000	247,800
LEISURE PRODUCTS - 0.4%
Callaway Golf	58,000	1,392,580
SPECIALTY RETAIL - 0.7%
†Lithia Motors Cl. A	8,000	2,341,360
Total (Cost $15,900,137)		27,536,430

CONSUMER STAPLES – 1.5%
BEVERAGES - 0.9%
†Celsius Holdings [1]	57,000	2,867,670
FOOD PRODUCTS - 0.6%
Freshpet [1,3]	13,000	1,845,870
Total (Cost $664,997)		4,713,540

DIVERSIFIED INVESTMENT COMPANIES – 0.9%
CLOSED-END FUNDS - 0.9%
†Rush Street Interactive Cl. A [1,3]	130,000	2,814,500
Total (Cost $1,628,987)		2,814,500

FINANCIALS – 3.9%
BANKS - 2.1%
Enterprise Financial Services	48,500	1,695,075
Seacoast Banking Corporation of Florida [1]	82,000	2,414,900
Southern National Bancorp of Virginia	4,000	48,440
TriState Capital Holdings [1]	124,057	2,158,592
		6,317,007
CAPITAL MARKETS - 1.2%
MarketAxess Holdings	3,000	1,711,680
PJT Partners Cl. A	28,000	2,107,000
		3,818,680
INVESTMENT COMPANIES - 0.2%
†Golden Nugget Online Gaming Cl. A [1]	30,000	591,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 47

Schedules of Investments

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
THRIFTS & MORTGAGE FINANCE - 0.4%
†Meridian Bancorp	81,000	$1,207,710
Total (Cost $7,968,847)		11,934,397

HEALTH CARE – 29.2%
BIOTECHNOLOGY - 6.9%
Avid Bioservices [1,3]	257,000	2,965,780
CareDx [1]	50,000	3,622,500
†Centogene [1,3]	200,000	2,156,000
†MeiraGTx Holdings [1]	128,000	1,937,920
Natera [1]	37,000	3,682,240
Oxford Biomedica [1],[2]	224,000	3,150,589
uniQure [1]	54,000	1,951,020
†Vivos Therapeutics [1]	300,000	1,773,000
		21,239,049
HEALTH CARE EQUIPMENT & SUPPLIES - 10.0%
Alphatec Holdings [1]	304,000	4,414,080
†Axonics Modulation Technologies [1,3]	47,000	2,346,240
†BioLife Solutions [1]	77,000	3,071,530
CryoPort [1]	23,198	1,017,928
†CytoSorbents [1]	137,000	1,091,890
†InMode [1]	87,000	4,130,760
Itamar Medical ADR [1,3]	103,000	2,045,580
†Neuronetics [1,3]	171,000	1,899,810
†Profound Medical [1]	92,000	1,892,755
†SI-BONE [1]	82,000	2,451,800
STAAR Surgical [1,3]	54,000	4,277,880
West Pharmaceutical Services	6,000	1,699,860
†Zynex [1]	27,000	363,420
		30,703,533
HEALTH CARE PROVIDERS & SERVICES - 7.2%
Addus HomeCare [1,3]	25,000	2,927,250
†Castle Biosciences [1,3]	35,000	2,350,250
Joint Corp. (The) [1]	126,000	3,308,760
†Ontrak [1,3]	13,000	803,270
Pennant Group [1]	61,000	3,541,660
PetIQ Cl. A [1,3]	36,000	1,384,200
†Progyny [1,3]	41,000	1,737,990
Providence Service [1]	23,000	3,188,490
†Sharps Compliance [1,3]	257,000	2,428,650
Viemed Healthcare [1]	63,600	497,148
		22,167,668
HEALTH CARE TECHNOLOGY - 2.2%
†MedAvail Holdings [1,3]	52,649	792,368
†MTBC [1,3]	240,000	2,176,800
†Phreesia [1]	25,720	1,395,567
†Schrodinger [1]	29,000	2,296,220
		6,660,955
LIFE SCIENCES TOOLS & SERVICES - 2.9%
Harvard Bioscience [1]	213,600	916,344
Medpace Holdings [1,3]	15,000	2,088,000
PureTech Health [1,2]	696,000	3,829,691
Quanterix Corporation [1]	47,600	2,213,400
		9,047,435
Total (Cost $51,881,866)		89,818,640

INDUSTRIALS – 11.5%
AEROSPACE & DEFENSE - 1.8%
AeroVironment [1]	31,000	2,693,900
Kratos Defense & Security Solutions [1]	101,000	2,770,430
		5,464,330
ELECTRICAL EQUIPMENT - 3.9%
American Superconductor [1]	205,349	4,809,274
†Beam Global [1,3]	49,000	3,615,220
EnerSys	25,000	2,076,500
†Eos Energy Enterprises [1,3]	74,000	1,542,160
		12,043,154
MACHINERY - 1.5%
†ATS Automation Tooling Systems [1]	124,000	2,177,233
Chart Industries [1]	20,000	2,355,800
		4,533,033
PROFESSIONAL SERVICES - 1.7%
ASGN [1]	26,000	2,171,780
†Atlas Technical Consultants Cl. A [1]	256,000	1,799,680
GP Strategies [1]	117,282	1,390,964
		5,362,424
TRADING COMPANIES & DISTRIBUTORS - 2.6%
Lawson Products [1]	157,000	7,992,870
Total (Cost $22,060,170)		35,395,811

INFORMATION TECHNOLOGY – 32.9%
COMMUNICATIONS EQUIPMENT - 1.9%
Lumentum Holdings [1,3]	42,000	3,981,600
Viavi Solutions [1]	126,000	1,886,850
		5,868,450
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.8%
Iteris [1]	1,359,000	7,678,350
nLIGHT [1]	66,000	2,154,900
Rogers Corporation [1]	12,000	1,863,480
		11,696,730
IT SERVICES - 6.7%
Unisys Corporation [1]	827,000	16,275,360
USA Technologies [1]	428,996	4,495,878
		20,771,238
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.3%
Advanced Energy Industries [1]	46,000	4,460,620
Ambarella [1]	50,000	4,591,000
AXT [1]	216,400	2,070,948
†Canadian Solar [1,3]	68,000	3,484,320
CEVA [1]	53,000	2,411,500
CyberOptics Corporation [1]	75,000	1,701,750
†Impinj [1,3]	46,000	1,926,020
Lattice Semiconductor [1]	51,000	2,336,820
MagnaChip Semiconductor [1]	403,461	5,454,793
Onto Innovation [1]	57,000	2,710,350
Silicon Laboratories [1]	29,000	3,692,860
		34,840,981
SOFTWARE - 9.2%
†Agilysys [1]	99,000	3,799,620
Blue Prism Group [1,2]	109,000	2,565,057
Cerence [1,3]	20,000	2,009,600
†Cloudera [1,3]	174,000	2,420,340
Coupa Software [1]	5,000	1,694,550
Descartes Systems Group (The) [1]	50,033	2,925,930
†fuboTV [1,3]	53,000	1,484,000
LivePerson [1,3]	43,000	2,675,890
Materialise ADR [1,3]	10,577	573,379
Paylocity Holding Corporation [1]	9,786	2,015,035

48 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SOFTWARE (continued)
RingCentral Cl. A [1]	4,000	$1,515,880
†SharpSpring [1]	137,000	2,230,360
†Telos [1]	37,500	1,236,750
†Veritone [1]	40,000	1,138,000
		28,284,391
Total (Cost $61,508,520)		101,461,790

MATERIALS – 0.1%
CHEMICALS - 0.1%
†NanoXplore [1]	70,000	230,419
Total (Cost $193,084)		230,419

REAL ESTATE – 1.4%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.4%
Community Healthcare Trust	28,000	1,319,080
Postal Realty Trust Cl. A	170,000	2,869,600
Total (Cost $3,290,951)		4,188,680

TOTAL COMMON STOCKS
(Cost $170,120,273)		294,422,492

WARRANTS – 0.0%

FINANCIALS – 0.0%
INVESTMENT COMPANIES - 0.0%
†Golden Nugget Online Gaming (Warrants) [1]	9,999	89,991
Total (Cost $62,878)		89,991

TOTAL WARRANTS
(Cost $62,878)		89,991

REPURCHASE AGREEMENT– 4.7%
Fixed Income Clearing Corporation, 0.00% dated 12/31/20, due 1/4/21, maturity value $14,322,595 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 12/31/22, valued at $14,609,095)
(Cost $14,322,595)		14,322,595

COLLATERAL RECEIVED FOR SECURITIES LOANED – 6.2%
Money Market Funds
Federated Government Obligations Fund – Institutional Shares (7 day yield-0.01%)
(Cost $19,077,010)		19,077,010

TOTAL INVESTMENTS – 106.5%
(Cost $203,582,756)		327,912,088

LIABILITIES LESS CASH AND OTHER ASSETS – (6.5)%		(19,927,471)

NET ASSETS – 100.0%		$307,984,617

Royce Special Equity Fund
Common Stocks – 81.2%

	SHARES	VALUE

COMMUNICATION SERVICES – 0.2%
MEDIA - 0.2%
Meredith Corporation	89,700	$1,722,240
Total (Cost $1,627,478)		1,722,240

CONSUMER DISCRETIONARY – 24.8%
AUTO COMPONENTS - 10.2%
Cooper Tire & Rubber	870,000	35,235,000
Gentex Corporation	865,000	29,349,450
Standard Motor Products	827,500	33,480,650
		98,065,100
AUTOMOBILES - 1.9%
Winnebago Industries	305,000	18,281,700
DIVERSIFIED CONSUMER SERVICES - 0.8%
†Graham Holdings Cl. B	13,700	7,307,306
HOTELS, RESTAURANTS & LEISURE - 0.3%
Bowl America Cl. A [5]	347,000	3,270,475
HOUSEHOLD DURABLES - 6.6%
Flexsteel Industries [5]	767,500	26,839,475
Hooker Furniture [5]	1,130,000	36,442,500
		63,281,975
LEISURE PRODUCTS - 5.0%
Johnson Outdoors Cl. A	429,000	48,318,270
Total (Cost $167,244,728)		238,524,826

CONSUMER STAPLES – 4.1%
FOOD PRODUCTS - 4.1%
John B Sanfilippo & Son	503,800	39,729,668
Total (Cost $36,613,111)		39,729,668

FINANCIALS – 1.9%
CAPITAL MARKETS - 1.9%
†Diamond Hill Investment Group	120,500	17,987,035
Total (Cost $14,363,194)		17,987,035

HEALTH CARE – 1.5%
BIOTECHNOLOGY - 1.5%
†United Therapeutics [1]	96,500	14,647,735
Total (Cost $11,025,486)		14,647,735

INDUSTRIALS – 21.8%
AEROSPACE & DEFENSE - 3.6%
National Presto Industries [5]	393,100	34,761,833
BUILDING PRODUCTS - 0.4%
Insteel Industries	197,600	4,400,552
COMMERCIAL SERVICES & SUPPLIES - 1.8%
Ennis	968,000	17,278,800
CONSTRUCTION & ENGINEERING - 0.8%
Argan	170,500	7,585,545
ELECTRICAL EQUIPMENT - 3.7%
Encore Wire	64,000	3,876,480
Hubbell Incorporated	202,000	31,671,580
		35,548,060
MACHINERY - 7.1%
Gencor Industries [1,5]	1,065,000	13,099,500
Hurco Companies [5]	580,000	17,400,000
Miller Industries [5]	575,500	21,880,510
Mueller Industries	322,500	11,322,975
†Oshkosh Corporation	55,000	4,733,850
		68,436,835
PROFESSIONAL SERVICES - 1.8%
Resources Connection	1,375,000	17,283,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 49

Schedules of Investments

Royce Special Equity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
TRADING COMPANIES & DISTRIBUTORS - 2.6%
MSC Industrial Direct Cl. A	294,000	$24,810,660
Total (Cost $154,822,786)		210,106,035

INFORMATION TECHNOLOGY – 17.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.4%
Vishay Intertechnology	1,230,000	25,473,300
†Vishay Precision Group [1]	242,000	7,618,160
		33,091,460
IT SERVICES - 7.8%
Computer Services [2]	1,023,000	60,582,060
†International Money Express [1]	929,000	14,418,080
		75,000,140
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.9%
Axcelis Technologies [1]	595,000	17,326,400
Kulicke & Soffa Industries	1,010,000	32,128,100
†NVE Corporation	124,000	6,966,320
		56,420,820
Total (Cost $91,882,889)		164,512,420

MATERIALS – 6.9%
CHEMICALS - 4.3%
Huntsman Corporation	1,662,000	41,782,680
CONSTRUCTION MATERIALS - 1.1%
†United States Lime & Minerals	88,500	10,089,000
PAPER & FOREST PRODUCTS - 1.5%
Verso Corporation Cl. A	1,200,000	14,424,000
Total (Cost $62,100,215)		66,295,680

REAL ESTATE – 2.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.9%
Marcus & Millichap [1]	765,000	28,480,950
Total (Cost $19,319,338)		28,480,950

TOTAL COMMON STOCKS
(Cost $558,999,225)		782,006,589

REPURCHASE AGREEMENT– 18.9%
Fixed Income Clearing Corporation, 0.00% dated 12/31/20, due 1/4/21, maturity value $182,027,632 (collateralized by obligations of various U.S. Government Agencies, 0.125% due 12/31/22, valued at $185,668,200)
(Cost $182,027,632)		182,027,632

TOTAL INVESTMENTS – 100.1%
(Cost $741,026,857)		964,034,221

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(1,044,298)

NET ASSETS – 100.0%		$962,989,923

Royce Total Return Fund
Common Stocks – 98.2%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.0%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
ATN International	202,193	$8,443,580
ENTERTAINMENT - 1.4%
World Wrestling Entertainment Cl. A	369,751	17,766,535
Total (Cost $22,489,694)		26,210,115

CONSUMER DISCRETIONARY – 7.8%
AUTO COMPONENTS - 1.9%
Gentex Corporation	394,084	13,371,270
LCI Industries	86,685	11,241,311
		24,612,581
HOTELS, RESTAURANTS & LEISURE - 0.5%
†Hyatt Hotels Cl. A	92,453	6,864,635
HOUSEHOLD DURABLES - 1.3%
Ethan Allen Interiors	207,283	4,189,190
Leggett & Platt	259,740	11,506,482
PulteGroup	38,986	1,681,076
		17,376,748
SPECIALTY RETAIL - 0.9%
Shoe Carnival	279,404	10,947,049
TEXTILES, APPAREL & LUXURY GOODS - 3.2%
†Levi Strauss & Co. Cl. A	860,231	17,273,438
Ralph Lauren Cl. A	238,936	24,787,221
		42,060,659
Total (Cost $69,279,634)		101,861,672

CONSUMER STAPLES – 2.2%
FOOD PRODUCTS - 0.7%
Flowers Foods	319,597	7,232,480
Hershey Creamery [2]	666	2,164,500
		9,396,980
HOUSEHOLD PRODUCTS - 1.5%
†Reynolds Consumer Products	145,165	4,360,757
Spectrum Brands Holdings	190,026	15,008,253
		19,369,010
Total (Cost $18,369,336)		28,765,990

DIVERSIFIED INVESTMENT COMPANIES – 0.1%
CLOSED-END FUNDS - 0.1%
Eagle Point Income	75,652	1,090,145
Total (Cost $1,504,718)		1,090,145

ENERGY – 1.0%
ENERGY EQUIPMENT & SERVICES - 0.9%
Computer Modelling Group	923,456	3,540,314
Pason Systems	397,676	2,461,848
TGS-NOPEC Geophysical [2]	409,468	6,251,381
		12,253,543
OIL, GAS & CONSUMABLE FUELS - 0.1%
†Unit Corporation [1,4]	69,143	506,127
Total (Cost $19,588,157)		12,759,670

FINANCIALS – 38.7%
BANKS - 20.2%
Bank of N.T. Butterfield & Son	424,812	13,237,142
†BankUnited	532,372	18,515,898
BOK Financial	248,695	17,030,634
†Eastern Bankshares [1]	373,153	6,086,125
First Citizens BancShares Cl. A	38,003	21,823,983
†First Financial Bankshares	115,296	4,170,833
†First Hawaiian	874,275	20,615,404

50 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

Royce Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
First National Bank Alaska [2]	12,574	$2,338,764
†German American Bancorp	154,959	5,127,593
†Glacier Bancorp	164,850	7,584,748
†HBT Financial	358,244	5,427,397
†Heritage Financial	171,056	4,001,000
†Home BancShares	1,263,160	24,606,357
†Independent Bank Group	394,991	24,694,837
†OceanFirst Financial	603,370	11,240,783
†Prosperity Bancshares	52,459	3,638,556
†Signature Bank	185,313	25,070,996
†South State	99,299	7,179,318
†Triumph Bancorp [1]	447,096	21,706,511
†UMB Financial	86,011	5,933,899
†Valley National Bancorp	1,539,423	15,009,374
		265,040,152
CAPITAL MARKETS - 7.2%
AllianceBernstein Holding L.P.	233,008	7,868,680
Ares Management Cl. A	253,133	11,909,908
Artisan Partners Asset Management Cl. A	298,669	15,034,998
Ashmore Group [2]	1,619,222	9,557,143
Lazard Cl. A	274,987	11,631,950
Moelis & Company Cl. A	319,326	14,931,684
Sprott	338,231	9,820,895
TMX Group	101,404	10,128,450
Virtu Financial Cl. A	127,491	3,208,949
		94,092,657
DIVERSIFIED FINANCIAL SERVICES - 1.8%
†Compass Diversified Holdings	691,693	13,453,429
†Equitable Holdings	395,254	10,114,550
		23,567,979
INSURANCE - 9.5%
AMERISAFE	116,256	6,676,582
Assured Guaranty	455,100	14,331,099
Axis Capital Holdings	444,500	22,398,355
Erie Indemnity Cl. A	27,343	6,715,441
First American Financial	362,160	18,698,321
†Hanover Insurance Group	62,931	7,357,892
James River Group Holdings	412,277	20,263,414
ProAssurance Corporation	741,134	13,184,774
RenaissanceRe Holdings	91,000	15,089,620
		124,715,498
INVESTMENT COMPANIES - 0.0%
†Morgan Group Holding Company [1,2]	1,391	9,737
Total (Cost $372,743,556)		507,426,023

HEALTH CARE – 1.5%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
Hill-Rom Holdings	92,249	9,037,635
HEALTH CARE PROVIDERS & SERVICES - 0.8%
Patterson Companies	375,942	11,139,161
Total (Cost $8,959,364)		20,176,796

INDUSTRIALS – 21.0%
BUILDING PRODUCTS - 1.6%
†Fortune Brands Home & Security	109,092	9,351,366
UFP Industries	210,216	11,677,499
		21,028,865
COMMERCIAL SERVICES & SUPPLIES - 4.2%
Deluxe Corporation	555,531	16,221,505
Healthcare Services Group	865,509	24,320,803
McGrath RentCorp	208,008	13,957,337
		54,499,645
CONSTRUCTION & ENGINEERING - 0.6%
Arcosa	149,230	8,197,204
ELECTRICAL EQUIPMENT - 1.3%
Hubbell Incorporated	110,498	17,324,982
INDUSTRIAL CONGLOMERATES - 1.2%
Carlisle Companies	103,867	16,221,948
MACHINERY - 6.2%
Crane Company	257,886	20,027,427
Gorman-Rupp Company (The)	271,440	8,808,228
Lincoln Electric Holdings	117,244	13,629,615
Lindsay Corporation	95,257	12,236,714
Mueller Industries	351,565	12,343,447
Timken Company (The)	191,711	14,830,763
		81,876,194
MARINE - 1.2%
Clarkson [2]	405,893	14,994,071
PROFESSIONAL SERVICES - 1.2%
ManpowerGroup	133,478	12,037,046
Resources Connection	292,259	3,673,696
		15,710,742
ROAD & RAIL - 0.6%
Werner Enterprises	190,737	7,480,705
TRADING COMPANIES & DISTRIBUTORS - 2.9%
MSC Industrial Direct Cl. A	205,480	17,340,457
Systemax	241,933	8,682,975
Watsco	52,368	11,863,971
		37,887,403
Total (Cost $160,696,176)		275,221,759

INFORMATION TECHNOLOGY – 8.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.2%
Avnet	524,030	18,398,693
Methode Electronics	431,158	16,504,728
National Instruments	233,485	10,259,331
PC Connection [1]	273,744	12,945,354
Vishay Intertechnology	491,672	10,182,527
		68,290,633
IT SERVICES - 1.9%
†EVERTEC	158,000	6,212,560
†Hackett Group (The)	155,832	2,242,422
KBR	541,050	16,734,677
		25,189,659
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.8%
Kulicke & Soffa Industries	467,553	14,872,861
MKS Instruments	58,601	8,816,521
		23,689,382
Total (Cost $72,246,048)		117,169,674

MATERIALS – 12.0%
CHEMICALS - 6.9%
Albemarle Corporation	84,951	12,531,972
Chase Corporation	99,556	10,056,152
†Element Solutions	1,052,802	18,666,179
FutureFuel Corporation	105,133	1,335,189
Innospec	191,271	17,354,018
Minerals Technologies	289,897	18,008,402

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 51

Schedules of Investments	December 31, 2020
Royce Total Return Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
CHEMICALS (continued)
Quaker Chemical	49,373	$12,510,624
		90,462,536
CONTAINERS & PACKAGING - 4.2%
AptarGroup	75,487	10,333,415
†Graphic Packaging Holding Company	860,934	14,584,222
Packaging Corporation of America	37,819	5,215,618
†Silgan Holdings	223,954	8,304,214
Sonoco Products	275,010	16,294,343
		54,731,812
METALS & MINING - 0.9%
Ferroglobe (Warranty Insurance Trust) [1],[4]	569,803	0
Gold Fields ADR	1,057,201	9,800,253
Royal Gold	19,719	2,097,313
Worthington Industries	10,181	522,693
		12,420,259
Total (Cost $94,442,738)		157,614,607

REAL ESTATE – 1.9%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
Lexington Realty Trust	266,479	2,830,007
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.7%
Kennedy-Wilson Holdings	775,605	13,875,573
†RMR Group (The) Cl. A	231,193	8,928,674
		22,804,247
Total (Cost $23,098,812)		25,634,254

UTILITIES – 1.1%
ELECTRIC UTILITIES - 0.6%
ALLETE	117,824	7,298,019
WATER UTILITIES - 0.5%
Essential Utilities	64,875	3,067,939
SJW Group	53,520	3,712,147
		6,780,086
Total (Cost $5,760,348)		14,078,105

TOTAL COMMON STOCKS
(Cost $869,178,581)		1,288,008,810

PREFERRED STOCK - 0.1%
Chicken Soup For The Soul Entertainment
9.75% Ser. A	74,883	1,834,633
(Cost $1,884,655)		1,834,633

REPURCHASE AGREEMENT– 1.8%
Fixed Income Clearing Corporation, 0.00% dated 12/31/20, due 1/4/21, maturity value $23,370,926 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 12/31/22, valued at $23,838,399)
(Cost $23,370,926)	$23,370,926

TOTAL INVESTMENTS – 100.1%
(Cost $894,434,162)	1,313,214,369

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%	(902,943)

NET ASSETS – 100.0%	$1,312,311,426

ADR- American Depository Receipt

†	New additions in 2020.
[1]	Non-income producing.
[2]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.
[3]	All or a portion of these securities were on loan at December 31, 2020.
[4]	Securities for which market quotations are not readily available represent 0.2%, 0.0% and 0.0% of net assets for Royce Micro-Cap Fund, Royce Pennsylvania Mutual Fund and Royce Total Return Fund. These securities have been valued at their fair value under procedures approved by the Fund's Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.
[5]	At December 31, 2020, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements. Securities of Royce International Premier Fund are categorized by the country of their headquarters.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2020, market value.

52 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Assets and Liabilities	December 31, 2020

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$73,569,085	$33,135,444	$1,075,262,144	$354,042,298
Repurchase agreements (at cost and value)	1,314,454	561,698	57,608,157	4,230,876
Foreign currency[2]	–	1,254	261,118	–
Receivable for investments sold	427,679	–	–	359,039
Receivable for capital shares sold	65,809	23,373	2,655,964	31,885
Receivable for dividends	100,947	52,499	1,527,862	36,765
Receivable for securities lending income	–	–	–	1,739
Prepaid expenses and other assets	1,102	420	9,725	4,071
Total Assets	75,479,076	33,774,688	1,137,324,970	358,706,673
LIABILITIES:
Payable for collateral on loaned securities	–	–	–	1,299,188
Payable for investments purchased	–	–	2,689,249	46,406
Payable for capital shares redeemed	241,361	38,538	854,502	205,177
Payable for investment advisory fees	54,170	27,906	845,308	295,981
Payable for trustees' fees	3,122	1,232	32,448	10,945
Accrued expenses	68,605	41,893	312,449	200,310
Total Liabilities	367,258	109,569	4,733,956	2,058,007
Net Assets	$75,111,818	$33,665,119	$1,132,591,014	$356,648,666
ANALYSIS OF NET ASSETS:
Paid-in capital	$34,305,961	$21,046,293	$896,077,028	$219,945,075
Total distributable earnings (loss)	40,805,857	12,618,826	236,513,986	136,703,591
Net Assets	$75,111,818	$33,665,119	$1,132,591,014	$356,648,666
Investment Class	$53,420,693		$486,377,565	$174,338,836
Service Class	19,686,536	$25,918,621	69,153,073	168,285,171
Consultant Class	1,228,149		9,182,534	14,024,659
Institutional Class	776,440	7,746,498	567,877,842
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	8,738,125		27,576,016	13,680,404
Service Class	3,104,543	2,432,034	3,277,380	13,513,648
Consultant Class	168,862		408,136	1,457,362
Institutional Class	129,078	560,930	32,186,663
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$6.11		$17.64	$12.74
Service Class[3]	6.34	$10.66	21.10	12.45
Consultant Class[4]	7.27		22.50	9.62
Institutional Class[5]	6.02	13.81	17.64
Investments at identified cost	$34,193,801	$20,200,584	$799,963,119	$222,157,649
Market value of loaned securities[6]	–	–	–	14,178,211

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	The cost of foreign currency is $1,252 for Royce Global Financial Services Fund and $261,965 for Royce International Premier Fund.
[3]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Premier Fund), payable to the Fund.
[4]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[5]	Offering and redemption price per share.
[6]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 53

Statements of Assets and Liabilities

	Royce Opportunity Fund	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Value Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$1,248,502,743	$1,910,224,298	$1,714,319,839	$118,671,768
Repurchase agreements (at cost and value)	80,411,649	27,699,276	45,555,851	1,955,624
Foreign currency[2]	–	10,669	–	–
Receivable for investments sold	3,270,871	7,550,658	–	1,566,970
Receivable for capital shares sold	2,763,505	396,132	1,220,918	111,734
Receivable for dividends	309,258	1,066,230	1,037,521	85,849
Receivable for securities lending income	19,092	101,588	256,314	84
Prepaid expenses and other assets	10,326	3,271,847	20,644	1,777
Total Assets	1,335,287,444	1,950,320,698	1,762,411,087	122,393,806
LIABILITIES:
Payable for collateral on loaned securities	5,268,397	21,820,570	21,146,208	–
Payable for investments purchased	9,177,472	9,147,384	–	472,033
Payable for capital shares redeemed	10,389,760	1,442,969	3,215,324	645,433
Payable for investment advisory fees	1,060,973	1,217,637	1,457,331	102,577
Payable for trustees' fees	30,616	63,140	60,300	4,674
Accrued expenses	366,398	707,575	535,305	103,572
Total Liabilities	26,293,616	34,399,275	26,414,468	1,328,289
Net Assets	$1,308,993,828	$1,915,921,423	$1,735,996,619	$121,065,517
ANALYSIS OF NET ASSETS:
Paid-in capital	$917,454,582	$1,043,413,296	$840,419,558	$107,395,445
Total distributable earnings (loss)	391,539,246	872,508,127	895,577,061	13,670,072
Net Assets	$1,308,993,828	$1,915,921,423	$1,735,996,619	$121,065,517
Investment Class	$786,849,175	$1,426,471,757	$1,414,717,832	$34,523,064
Service Class	131,724,934	78,789,122	29,588,101	75,501,709
Consultant Class	13,476,975	238,595,460	15,686,037	3,898,631
Institutional Class	340,877,286	163,943,851	266,587,017
R Class	36,065,458	8,121,233	9,417,632	7,142,113
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	49,659,512	139,326,205	104,135,232	4,008,292
Service Class	8,987,167	7,702,452	2,238,967	8,796,343
Consultant Class	1,068,459	29,570,833	1,479,838	514,733
Institutional Class	21,021,635	15,957,797	19,324,387
R Class	2,571,084	849,709	754,059	868,627
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$15.84	$10.24	$13.59	$8.61
Service Class[3]	14.66	10.23	13.22	8.58
Consultant Class[4]	12.61	8.07	10.60	7.57
Institutional Class[5]	16.22	10.27	13.80
R Class[5]	14.03	9.56	12.49	8.22
Investments at identified cost	$858,225,120	$1,063,493,676	$871,294,413	$88,332,011
Market value of loaned securities[6]	84,537,141	52,199,500	64,135,947	570,629

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	The cost of foreign currency is $10,640 for Royce Pennsylvania Mutual Fund.
[3]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[4]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[5]	Offering and redemption price per share.
[6]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

54 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2020

	Royce Smaller-Companies Growth Fund	Royce Special Equity Fund	Royce Total Return Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$313,589,493	$628,312,296	$1,289,843,443
Affiliated Companies	–	153,694,293	–
Repurchase agreements (at cost and value)	14,322,595	182,027,632	23,370,926
Cash	–	–	5,861
Receivable for investments sold	32,336	303,045	1,217,472
Receivable for capital shares sold	103,687	1,640,832	1,390,151
Receivable for dividends	6,480	219,430	1,353,166
Receivable for securities lending income	78,463	–	–
Prepaid expenses and other assets	3,120	12,454	16,727
Total Assets	328,136,174	966,209,982	1,317,197,746
LIABILITIES:
Payable for collateral on loaned securities	19,077,010	–	–
Payable for investments purchased	–	663,197	–
Payable for capital shares redeemed	638,166	1,367,776	3,172,541
Payable for investment advisory fees	250,798	806,561	1,114,775
Payable for trustees' fees	9,229	33,850	48,267
Accrued expenses	176,354	348,675	550,737
Total Liabilities	20,151,557	3,220,059	4,886,320
Net Assets	$307,984,617	$962,989,923	$1,312,311,426
ANALYSIS OF NET ASSETS:
Paid-in capital	$161,228,455	$724,708,310	$847,899,674
Total distributable earnings (loss)	146,756,162	238,281,613	464,411,752
Net Assets	$307,984,617	$962,989,923	$1,312,311,426
Investment Class	$112,667,805	$702,555,864	$893,867,556
Service Class	181,591,078	46,670,750	69,633,518
Consultant Class	8,080,167	18,852,328	110,179,059
Institutional Class	5,645,567	194,910,981	208,604,707
R Class			30,026,586
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	10,187,738	38,567,582	95,739,515
Service Class	16,911,671	2,565,888	7,236,617
Consultant Class	890,231	1,135,694	11,301,323
Institutional Class	502,845	10,794,154	22,751,512
R Class			3,077,155
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$11.06	$18.22	$9.34
Service Class[2]	10.74	18.19	9.62
Consultant Class[3]	9.08	16.60	9.75
Institutional Class[4]	11.23	18.06	9.17
R Class[4]			9.76
Investments at identified cost	$189,260,161	$558,999,225	$871,063,236
Market value of loaned securities[5]	43,644,185	–	–

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.
[5]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 55

Statements of Operations

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
INVESTMENT INCOME:
INCOME:
Dividends	$1,903,323	$759,318	$14,214,228	$2,228,431
Foreign withholding tax	(78,911)	(43,786)	(1,300,918)	(39,345)
Interest	1,649	327	27,875	8,213
Securities lending	–	–	–	35,616
Total income	1,826,061	715,859	12,941,185	2,232,915
EXPENSES:
Investment advisory fees	657,615	312,578	8,724,300	2,875,184
Distribution fees	59,848	62,236	244,932	461,546
Shareholder servicing	129,881	46,568	714,752	457,232
Administrative and office facilities	60,691	34,525	403,818	159,741
Registration	53,482	32,868	97,151	47,423
Custody	34,014	32,375	291,672	37,241
Audit	33,474	34,471	41,839	35,115
Shareholder reports	24,126	8,458	309,641	116,921
Trustees’ fees	11,964	4,541	119,019	41,245
Legal	4,911	1,788	39,260	16,116
Other expenses	11,292	4,198	52,998	23,749
Total expenses	1,081,298	574,606	11,039,382	4,271,513
Compensating balance credits	(223)	(216)	(16,059)	(5,411)
Fees waived by investment adviser and distributor	–	(7,468)	(604,622)	–
Expenses reimbursed by investment adviser	(177,933)	(101,181)	(420,865)	(219,389)
Net expenses	903,142	465,741	9,997,836	4,046,713
Net investment income (loss)	922,919	250,118	2,943,349	(1,813,798)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	2,396,503	1,469,997	22,331,582	23,331,124
Foreign currency transactions	(28,705)	(4,783)	146,883	(11,134)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(4,378,659)	2,114,354	134,588,584	44,800,444
Other assets and liabilities denominated in foreign currency	13,422	1,572	101,755	3,405
Net realized and unrealized gain (loss) on investments and foreign currency	(1,997,439)	3,581,140	157,168,804	68,123,839
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(1,074,520)	$3,831,258	$160,112,153	$66,310,041

56 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2020

	Royce Opportunity Fund	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Value Fund
INVESTMENT INCOME:
INCOME:
Dividends	$7,011,844	$21,624,544	$25,840,283	$2,379,379
Foreign withholding tax	–	(824,849)	(1,227,614)	(65,517)
Interest	19,086	448,594	48,895	4,695
Securities lending	925,373	377,282	297,895	1,602
Total income	7,956,303	21,625,571	24,959,459	2,320,159
EXPENSES:
Investment advisory fees	8,376,701	12,464,882	15,499,282	1,162,272
Distribution fees	362,341	2,420,448	251,968	253,916
Shareholder servicing	764,124	1,185,177	1,238,280	197,859
Administrative and office facilities	397,763	829,003	788,965	82,314
Registration	77,679	76,761	74,232	49,843
Custody	124,913	158,478	160,713	26,144
Audit	42,421	50,364	46,578	30,676
Shareholder reports	145,939	363,340	390,442	45,568
Trustees’ fees	110,869	237,294	225,697	17,874
Legal	82,511	121,223	87,791	7,675
Other expenses	67,253	134,025	129,275	14,286
Total expenses	10,552,514	18,040,995	18,893,223	1,888,427
Compensating balance credits	(4,547)	(9,638)	(1,403)	(958)
Fees waived by distributor	–	(110,275)	–	–
Expenses reimbursed by investment adviser	(29,445)	–	(20,445)	(154,473)
Net expenses	10,518,522	17,921,082	18,871,375	1,732,996
Net investment income (loss)	(2,562,219)	3,704,489	6,088,084	587,163
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	9,918,591	35,726,298	116,311,487	(14,598,187)
Foreign currency transactions	–	(104,398)	(164,091)	(7,509)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	256,040,438	163,876,287	47,699,548	(4,160,439)
Other assets and liabilities denominated in foreign currency	–	1,879	61,389	18
Net realized and unrealized gain (loss) on investments and foreign currency	265,959,029	199,500,066	163,908,333	(18,766,117)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$263,396,810	$203,204,555	$169,996,417	$(18,178,954)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 57

Statements of Operations	Year Ended December 31, 2020

	Royce Smaller- Companies Growth Fund	Royce Special Equity Fund	Royce Total Return Fund
INVESTMENT INCOME: INCOME:
Dividends
Non-Affiliated Companies	$500,887	$13,429,242	$38,947,577
Affiliated Companies	–	11,743,465	–
Foreign withholding tax	–	–	(800,498)
Interest	4,256	67,638	95,885
Securities lending	408,464	–	1,022
Total income	913,607	25,240,345	38,243,986
EXPENSES:
Investment advisory fees	2,415,038	8,631,588	12,277,706
Distribution fees	415,688	297,687	1,429,773
Shareholder servicing	306,836	781,516	1,131,545
Administrative and office facilities	133,080	459,938	642,368
Registration	55,811	70,585	87,103
Custody	29,241	79,578	120,013
Audit	31,337	43,432	52,071
Shareholder reports	68,872	210,198	402,092
Trustees' fees	33,500	127,293	180,723
Legal	11,380	52,237	105,616
Other expenses	21,612	79,792	117,091
Total expenses	3,522,395	10,833,844	16,546,101
Compensating balance credits	(1,768)	(1,867)	(5,689)
Expenses reimbursed by investment adviser	(110,941)	(85,115)	(64,901)
Net expenses	3,409,686	10,746,862	16,475,511
Net investment income (loss)	(2,496,079)	14,493,483	21,768,475
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY: NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	48,701,149	31,496,369	255,146,653
Investments in Affiliated Companies	–	21,651,344	–
Foreign currency transactions	(12,667)	–	(29,151)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	57,485,325	(7,366,220)	(248,650,381)
Investments in Affiliated Companies	–	(8,653,552)	–
Other assets and liabilities denominated in foreign currency	72	–	14,229
Net realized and unrealized gain (loss) on investments and foreign currency	106,173,879	37,127,941	6,481,350
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$103,677,800	$51,621,424	$28,249,825

58 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Royce Dividend Value Fund		Royce Global Financial Services Fund		Royce International Premier Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
INVESTMENT OPERATIONS: Net investment income (loss)	$922,919	$1,440,582	$250,118	$345,084	$2,943,349	$3,847,785
Net realized gain (loss) on investments and foreign currency	2,367,798	13,569,493	1,465,214	999,600	22,478,465	312,405
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(4,365,237)	15,522,268	2,115,926	7,080,133	134,690,339	161,767,592
Net increase (decrease) in net assets from investment operations	(1,074,520)	30,532,343	3,831,258	8,424,817	160,112,153	165,927,782
DISTRIBUTIONS: Total distributable earnings
Investment Class	(3,240,413)	(11,256,453)			(1,247,887)	(1,519,599)
Service Class	(1,079,729)	(3,520,064)	(1,687,634)	(725,690)	–	(136,306)
Consultant Class	(50,593)	(211,294)			–	–
Institutional Class	(45,009)	(135,321)	(490,704)	(144,374)	(1,995,035)	(2,094,953)
Total distributions	(4,415,744)	(15,123,132)	(2,178,338)	(870,064)	(3,242,922)	(3,750,858)
CAPITAL SHARE TRANSACTIONS: Net capital share transactions
Investment Class	(18,600,025)	(22,891,835)			55,751,664	(27,120,594)
Service Class	(4,485,993)	(6,605,916)	(5,406,864)	(8,137,121)	(10,968,052)	19,225,102
Consultant Class	(320,764)	99,037			(1,726,782)	(1,266,625)
Institutional Class	(30,118)	(2,500,925)	478,106	(1,542,523)	123,907,508	293,459,479
Shareholder redemption fees
Investment Class	6,074	1,850			15,694	8,159
Service Class	1	152	833	1,009	4,735	617
Net increase (decrease) in net assets from capital share transactions	(23,430,825)	(31,897,637)	(4,927,925)	(9,678,635)	166,984,767	284,306,138
Net Increase (Decrease) In Net Assets	(28,921,089)	(16,488,426)	(3,275,005)	(2,123,882)	323,853,998	446,483,062
NET ASSETS:
Beginning of year	104,032,907	120,521,333	36,940,124	39,064,006	808,737,016	362,253,954
End of year	$75,111,818	$104,032,907	$33,665,119	$36,940,124	$1,132,591,014	$808,737,016

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 59

Statements of Changes in Net Assets

	Royce Micro-Cap Fund		Royce Opportunity Fund		Royce Pennsylvania Mutual Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
INVESTMENT OPERATIONS: Net investment income (loss)	$(1,813,798)	$(960,477)	$(2,562,219)	$(4,817,101)	$3,704,489	$4,049,696
Net realized gain (loss) on investments and foreign currency	23,319,990	16,396,186	9,918,591	1,127,436	35,621,900	130,352,100
Net change in unrealized appreciation (depreciation) on investments and foreign currency	44,803,849	30,251,809	256,040,438	232,030,066	163,878,166	283,908,906
Net increase (decrease) in net assets from investment operations	66,310,041	45,687,518	263,396,810	228,340,401	203,204,555	418,310,702
DISTRIBUTIONS: Total distributable earnings
Investment Class	(12,180,419)	(4,262,534)	–	(9,526,035)	(69,231,208)	(53,721,411)
Service Class	(11,758,124)	(4,422,915)	–	(733,734)	(3,611,159)	(5,169,309)
Consultant Class	(980,127)	(383,826)	–	(136,771)	(10,246,820)	(9,327,862)
Institutional Class			–	(3,585,669)	(8,012,607)	(4,072,855)
R Class			–	(483,977)	(345,468)	(314,939)
Total distributions	(24,918,670)	(9,069,275)	–	(14,466,186)	(91,447,262)	(72,606,376)
CAPITAL SHARE TRANSACTIONS: Net capital share transactions
Investment Class	(5,433,235)	(30,491,304)	24,573,263	(104,388,520)	(88,625,855)	(121,858,940)
Service Class	(14,965,795)	(15,609,902)	55,823,736	(14,001,010)	(63,518,198)	(20,865,625)
Consultant Class	(1,616,260)	(4,905,556)	2,345,556	(3,323,961)	(35,210,467)	(44,014,764)
Institutional Class			40,046,884	(51,379,957)	43,371,094	4,153,231
R Class			(2,834,479)	(1,709,300)	(1,187,456)	(3,040,572)
Value of shares issued in connection with fund mergers		209,887,857		17,332,098		210,165,813
Shareholder redemption fees
Investment Class	731	12	4,415	4,899	5,223	2,134
Service Class	2	–	94	553	19	5
Net increase (decrease) in net assets from capital share transactions	(22,014,557)	158,881,107	119,959,469	(157,465,198)	(145,165,640)	24,541,282
Net Increase (Decrease) In Net Assets	19,376,814	195,499,350	383,356,279	56,409,017	(33,408,347)	370,245,608
NET ASSETS:
Beginning of year	337,271,852	141,772,502	925,637,549	869,228,532	1,949,329,770	1,579,084,162
End of year	$356,648,666	$337,271,852	$1,308,993,828	$925,637,549	$1,915,921,423	$1,949,329,770

60 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Premier Fund		Royce Small-Cap Value Fund		Royce Smaller-Companies Growth Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
INVESTMENT OPERATIONS: Net investment income (loss)	$6,088,084	$5,452,740	$587,163	$1,144,474	$(2,496,079)	$(2,366,065)
Net realized gain (loss) on investments and foreign currency	116,147,396	277,034,817	(14,605,696)	2,866,985	48,688,482	7,149,630
Net change in unrealized appreciation (depreciation) on investments and foreign currency	47,760,937	251,378,198	(4,160,421)	26,275,487	57,485,397	53,476,679
Net increase (decrease) in net assets from investment operations	169,996,417	533,865,755	(18,178,954)	30,286,946	103,677,800	58,260,244
DISTRIBUTIONS: Total distributable earnings
Investment Class	(75,818,358)	(270,134,126)	(1,397,547)	(1,802,865)	(10,744,144)	(3,105,680)
Service Class	(1,489,604)	(5,059,792)	(2,901,432)	(3,228,412)	(17,138,595)	(5,286,102)
Consultant Class	(723,891)	(3,012,350)	(118,304)	(192,647)	(754,437)	(215,621)
Institutional Class	(14,256,624)	(41,871,825)			(526,528)	(269,713)
R Class	(449,228)	(1,855,165)	(253,771)	(220,872)
Total distributions	(92,737,705)	(321,933,258)	(4,671,054)	(5,444,796)	(29,163,704)	(8,877,116)
CAPITAL SHARE TRANSACTIONS: Net capital share transactions
Investment Class	(144,735,583)	(70,768,449)	(11,132,948)	(10,616,728)	(6,812,104)	(12,626,574)
Service Class	(1,348,855)	(18,247,575)	(13,760,257)	(24,440,364)	(16,079,760)	(31,562,938)
Consultant Class	(2,305,819)	(6,917,899)	(2,225,129)	(3,382,618)	(75,431)	(1,180,143)
Institutional Class	488,982	22,849,733			(3,787,896)	(551,637)
R Class	(1,755,980)	45,596	(234,297)	(1,317,046)
Shareholder redemption fees
Investment Class	1,373	15,132	–	1	4	495
Service Class	83	67	94	29	257	96
Net increase (decrease) in net assets from capital share transactions	(149,655,799)	(73,023,395)	(27,352,537)	(39,756,726)	(26,754,930)	(45,920,701)
Net Increase (Decrease) In Net Assets	(72,397,087)	138,909,102	(50,202,545)	(14,914,576)	47,759,166	3,462,427
NET ASSETS:
Beginning of year	1,808,393,706	1,669,484,604	171,268,062	186,182,638	260,225,451	256,763,024
End of year	$1,735,996,619	$1,808,393,706	$121,065,517	$171,268,062	$307,984,617	$260,225,451

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 61

Statements of Changes in Net Assets

	Royce Special Equity Fund		Royce Total Return Fund
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
INVESTMENT OPERATIONS: Net investment income (loss)	$14,493,483	$11,546,470	$21,768,475	$20,423,300
Net realized gain (loss) on investments and foreign currency	53,147,713	108,663,278	255,117,502	114,925,703
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(16,019,772)	16,963,326	(248,636,152)	196,976,208
Net increase (decrease) in net assets from investment operations	51,621,424	137,173,074	28,249,825	332,325,211
DISTRIBUTIONS: Total distributable earnings
Investment Class	(24,875,767)	(88,177,876)	(163,088,384)	(93,615,989)
Service Class	(1,595,055)	(6,161,502)	(12,587,274)	(6,498,298)
Consultant Class	(513,029)	(2,409,822)	(18,324,601)	(11,752,705)
Institutional Class	(7,057,430)	(20,029,031)	(37,383,740)	(21,255,144)
R Class			(5,028,388)	(2,882,429)
Total distributions	(34,041,281)	(116,778,231)	(236,412,387)	(136,004,565)
CAPITAL SHARE TRANSACTIONS: Net capital share transactions
Investment Class	(128,578,387)	(107,269,970)	9,353,382	(141,611,166)
Service Class	(15,238,819)	(3,843,977)	3,463,014	(17,455,317)
Consultant Class	(6,046,446)	(6,019,051)	(19,183,979)	(31,214,004)
Institutional Class	3,602,098	(15,974,413)	5,823,751	(12,344,314)
R Class			(1,232,394)	(14,978,169)
Shareholder redemption fees
Investment Class	6,740	4,063	607	279
Service Class	1,954	920	17	10
Net increase (decrease) in net assets from capital share transactions	(146,252,860)	(133,102,428)	(1,775,602)	(217,602,681)
Net Increase (Decrease) In Net Assets	(128,672,717)	(112,707,585)	(209,938,164)	(21,282,035)
NET ASSETS:
Beginning of year	1,091,662,640	1,204,370,225	1,522,249,590	1,543,531,625
End of year	$962,989,923	$1,091,662,640	$1,312,311,426	$1,522,249,590

62 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)		Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Dividend Value Fund–Investment Class
2020	$6.21	$0.07	$0.20	$0.27	$(0.11)	$(0.26)	$(0.37)	$6.11	4.57%	$53,421		1.26%	1.26%	1.09%	1.27%	4%
2019	5.56	0.09	1.58	1.67	(0.10)	(0.92)	(1.02)	6.21	30.34	76,273		1.21	1.20	1.09	1.37	8
2018	7.56	0.10	(1.27)	(1.17)	(0.10)	(0.73)	(0.83)	5.56	(16.06)	88,036		1.13	1.13	1.04	1.29	13
2017	7.18	0.10	1.43	1.53	(0.13)	(1.02)	(1.15)	7.56	21.91	121,209		1.13	1.13	1.06	1.24	16
2016	6.84	0.12	1.02	1.14	(0.11)	(0.69)	(0.80)	7.18	16.75	99,462		1.16	1.16	1.11	1.64	21
Royce Dividend Value Fund–Service Class
2020	$6.42	$0.06	$0.21	$0.27	$(0.08)	$(0.27)	$(0.35)	$6.34	4.47%	$19,687		1.60%	1.60%	1.34%	1.02%	4%
2019	5.73	0.08	1.61	1.69	(0.06)	(0.94)	(1.00)	6.42	29.78	25,256		1.53	1.52	1.34	1.14	8
2018	7.76	0.07	(1.29)	(1.22)	(0.06)	(0.75)	(0.81)	5.73	(16.24)	28,120		1.43	1.43	1.34	1.01	13
2017	7.33	0.08	1.46	1.54	(0.07)	(1.04)	(1.11)	7.76	21.66	59,641		1.40	1.39	1.31	1.04	16
2016	6.96	0.10	1.04	1.14	(0.08)	(0.69)	(0.77)	7.33	16.36	115,547		1.43	1.43	1.37	1.39	21
Royce Dividend Value Fund–Consultant Class
2020	$7.33	$0.02	$0.23	$0.25	$(0.01)	$(0.30)	$(0.31)	$7.27	3.55%	$1,228		3.32%	3.32%	2.09%	0.30%	4%
2019	6.53	0.03	1.85	1.88	(0.01)	(1.07)	(1.08)	7.33	29.03	1,621		3.30	3.29	2.09	0.40	8
2018	8.87	0.02	(1.48)	(1.46)	(0.03)	(0.85)	(0.88)	6.53	(16.93)	1,349		3.44	3.44	2.09	0.24	13
2017	8.39	0.02	1.68	1.70	(0.03)	(1.19)	(1.22)	8.87	20.71	1,534		3.26	3.26	2.09	0.23	16
2016	7.90	0.05	1.17	1.22	(0.04)	(0.69)	(0.73)	8.39	15.44	1,572		3.26	3.26	2.14	0.58	21
Royce Dividend Value Fund–Institutional Class
2020	$6.10	$0.07	$0.21	$0.28	$(0.11)	$(0.25)	$(0.36)	$6.02	4.82%	$776		3.75%	3.75%	1.09%	1.27%	4%
2019	5.48	0.15	1.48	1.63	(0.11)	(0.90)	(1.01)	6.10	30.08	883		1.98	1.98	0.97	1.62	8
2018	7.46	0.09	(1.23)	(1.14)	(0.12)	(0.72)	(0.84)	5.48	(15.94)	3,016		1.89	1.89	0.89	1.28	13
2017	7.09	0.11	1.42	1.53	(0.15)	(1.01)	(1.16)	7.46	22.21	1,112		2.79	2.79	0.89	1.43	16
2016	6.78	0.13	1.00	1.13	(0.13)	(0.69)	(0.82)	7.09	16.70	823		3.30	3.30	0.93	1.81	21
Royce Global Financial Services Fund–Service Class
2020	$9.91	$0.07	$1.42	$1.49	$(0.04)	$(0.70)	$(0.74)	$10.66	15.25%	$25,919		1.88%	1.88%	1.49%	0.80%	4%
2019	8.18	0.10	1.87	1.97	(0.15)	(0.09)	(0.24)	9.91	24.17	30,202		1.82	1.81	1.49	0.86	5
2018	10.57	0.07	(1.45)	(1.38)	(0.09)	(0.92)	(1.01)	8.18	(13.41)	32,113		1.68	1.68	1.49	0.61	8
2017	8.95	0.10	1.90	2.00	(0.23)	(0.15)	(0.38)	10.57	22.46	47,197		1.68	1.68	1.49	0.83	19
2016	7.99	0.11	0.92	1.03	(0.05)	(0.02)	(0.07)	8.95	12.93	43,629		1.67	1.67	1.49	1.25	37
Royce Global Financial Services Fund–Institutional Class [a]
2020	$12.83	$0.10	$1.82	$1.92	$(0.04)	$(0.90)	$(0.94)	$13.81	15.18%	$7,746		1.67%	1.67%	1.49%	0.81%	4%
2019	10.55	0.14	2.42	2.56	(0.16)	(0.12)	(0.28)	12.83	24.35	6,738		1.60	1.60	1.33	1.04	5
2018	13.58	0.15	(1.85)	(1.70)	(0.14)	(1.19)	(1.33)	10.55	(12.87)	6,951		1.43	1.43	1.04	1.06	8
2017	11.43	0.15	2.47	2.62	(0.27)	(0.20)	(0.47)	13.58	23.01	8,608		1.44	1.44	1.04	1.29	19
2016	10.00	0.18	1.36	1.54	(0.09)	(0.02)	(0.11)	11.43	15.41 [1]	6,47	[4]	1.85 [2]	1.85 [2]	1.04 [2]	1.82 [2]	37

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 63

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce International Premier Fund–Investment Class
2020	$15.25	$0.04	$2.40	$2.44	$(0.05)	$–	$(0.05)	$17.64	15.99%	$486,378	1.26%	1.26%	1.19%	0.30%	21%
2019	11.39	0.11	3.82	3.93	(0.07)	–	(0.07)	15.25	34.49	360,623	1.26	1.26	1.18	0.74	40
2018	13.07	0.09	(1.72)	(1.63)	(0.05)	–	(0.05)	11.39	(12.45)	285,065	1.27	1.26	1.16	1.00	65
2017	9.44	(0.10)	3.88	3.78	(0.15)	–	(0.15)	13.07	40.08	103,032	1.37	1.37	1.19	0.32	41
2016	9.82	0.10	(0.19)	(0.09)	(0.28)	(0.01)	(0.29)	9.44	(0.79)	19,556	1.59	1.59	1.19	0.96	67
Royce International Premier Fund–Service Class
2020	$18.24	$0.01	$2.85	$2.86	$–	$–	$–	$21.10	15.68%	$69,153	1.57%	1.57%	1.44%	0.04%	21%
2019	13.61	0.10	4.57	4.67	(0.04)	–	(0.04)	18.24	34.29	71,350	1.58	1.58	1.41	0.63	40
2018	15.60	0.11	(2.10)	(1.99)	–	–	–	13.61	(12.76)	36,303	1.59	1.59	1.44	0.71	65
2017	11.24	0.05	4.42	4.47	(0.11)	–	(0.11)	15.60	39.81	48,642	1.65	1.65	1.44	0.28	41
2016	11.64	0.06	(0.19)	(0.13)	(0.26)	(0.01)	(0.27)	11.24	(1.06)	38,884	1.84	1.84	1.44	0.66	67
Royce International Premier Fund–Consultant Class [b]
2020	$19.60	$(0.13)	$3.03	$2.90	$–	$–	$–	$22.50	14.80%	$9,182	2.42%	2.41%	2.19%	(0.70)%	21%
2019	14.71	(0.03)	4.92	4.89	–	–	–	19.60	33.24	9,894	2.41	2.41	2.18	(0.17)	40
2018	16.99	(0.00)	(2.28)	(2.28)	–	–	–	14.71	(13.42)	8,546	2.33	2.32	2.19	(0.00)	65
2017	12.27	(0.08)	4.83	4.75	(0.03)	–	(0.03)	16.99	38.73	9,281	2.73	2.73	2.19	(0.52)	41
2016	11.59	0.01	0.85	0.86	(0.17)	(0.01)	(0.18)	12.27	7.49 [1]	5,086	2.70 [2]	2.70 [2]	2.19 [2]	(0.04)[2]	67
Royce International Premier Fund–Institutional Class [c]
2020	$15.25	$0.06	$2.39	$2.45	$(0.06)	$–	$(0.06)	$17.64	16.12%	$567,878	1.20%	1.20%	1.04%	0.44%	21%
2019	11.39	(0.03)	3.98	3.95	(0.09)	–	(0.09)	15.25	34.68	366,870	1.19	1.19	1.04	0.57	40
2018	12.98	(0.00)	(1.53)	(1.53)	(0.06)	–	(0.06)	11.39	(11.78)[1]	32,340	1.34 [2]	1.34 [2]	1.04 [2]	0.84 [2]	65
Royce Micro-Cap Fund–Investment Class
2020	$11.02	$(0.05)	$2.71	$2.66	$–	$(0.94)	$(0.94)	$12.74	24.50%	$174,339	1.29%	1.29%	1.24%	(0.46)%	25%
2019	9.35	(0.05)	2.02	1.97	–	(0.30)	(0.30)	11.02	21.16	158,112	1.51	1.50	1.36	(0.46)	21
2018	11.64	(0.05)	(0.94)	(0.99)	–	(1.30)	(1.30)	9.35	(8.94)	117,040	1.50	1.50	1.49	(0.43)	24
2017	11.92	(0.03)	0.66	0.63	(0.01)	(0.90)	(0.91)	11.64	5.43	166,935	1.51	1.51	1.49	(0.28)	26
2016	11.09	0.01	2.18	2.19	(0.06)	(1.30)	(1.36)	11.92	19.74	192,731	1.48	1.48	1.48	0.03	38
Royce Micro-Cap Fund–Service Class
2020	$10.79	$(0.07)	$2.65	$2.58	$–	$(0.92)	$(0.92)	$12.45	24.26%	$168,285	1.60%	1.60%	1.49%	(0.71)%	25%
2019	9.15	(0.01)	1.94	1.93	–	(0.29)	(0.29)	10.79	21.22	164,956	1.51	1.51	1.50	(0.09)	21
2018	11.41	(0.07)	(0.91)	(0.98)	–	(1.28)	(1.28)	9.15	(9.09)	8,053	1.90	1.89	1.61	(0.56)	24
2017	11.69	(0.05)	0.65	0.60	–	(0.88)	(0.88)	11.41	5.32	13,880	1.86	1.86	1.61	(0.40)	26
2016	10.90	(0.01)	2.15	2.14	(0.05)	(1.30)	(1.35)	11.69	19.59	17,343	1.83	1.83	1.61	(0.11)	38

64 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Micro-Cap Fund–Consultant Class
2020	$8.42	$(0.13)	$2.04	$1.91	$–	$(0.71)	$(0.71)	$9.62	23.04%	$14,025	2.41%	2.41%	2.41%	(1.63)%	25%
2019	7.23	(0.13)	1.55	1.42	–	(0.23)	(0.23)	8.42	19.72	14,204	2.59	2.59	2.58	(1.69)	21
2018	9.10	(0.14)	(0.72)	(0.86)	–	(1.01)	(1.01)	7.23	(9.93)	16,680	2.56	2.56	2.56	(1.50)	24
2017	9.41	(0.13)	0.53	0.40	–	(0.71)	(0.71)	9.10	4.35	24,396	2.54	2.54	2.54	(1.34)	26
2016	9.04	(0.09)	1.76	1.67	–	(1.30)	(1.30)	9.41	18.48	33,622	2.53	2.53	2.53	(1.02)	38
Royce Opportunity Fund–Investment Class
2020	$12.52	$(0.03)	$3.35	$3.32	$–	$–	$–	$15.84	26.52%	$786,849	1.24%	1.23%	1.23%	(0.28)%	53%
2019	9.92	(0.06)	2.86	2.80	–	(0.20)	(0.20)	12.52	28.21	609,316	1.23	1.22	1.22	(0.50)	47
2018	13.58	(0.04)	(2.61)	(2.65)	–	(1.01)	(1.01)	9.92	(19.97)	557,003	1.20	1.20	1.20	(0.30)	47
2017	12.85	(0.04)	2.79	2.75	–	(2.02)	(2.02)	13.58	21.88	805,660	1.18	1.18	1.18	(0.28)	43
2016	10.57	(0.02)	3.19	3.17	–	(0.89)	(0.89)	12.85	29.86	751,184	1.19	1.19	1.19	(0.18)	26
Royce Opportunity Fund–Service Class
2020	$11.61	$(0.06)	$3.11	$3.05	$–	$–	$–	$14.66	26.27%	$131,725	1.54%	1.54%	1.49%	(0.54)%	53%
2019	9.23	(0.09)	2.65	2.56	–	(0.18)	(0.18)	11.61	27.79	46,032	1.55	1.55	1.49	(0.77)	47
2018	12.66	(0.07)	(2.42)	(2.49)	–	(0.94)	(0.94)	9.23	(20.14)	48,797	1.52	1.52	1.49	(0.59)	47
2017	12.02	(0.08)	2.61	2.53	–	(1.89)	(1.89)	12.66	21.46	96,663	1.53	1.53	1.49	(0.61)	43
2016	9.95	(0.05)	3.01	2.96	–	(0.89)	(0.89)	12.02	29.61	73,517	1.53	1.53	1.49	(0.48)	26
Royce Opportunity Fund–Consultant Class
2020	$10.09	$(0.14)	$2.66	$2.52	$–	$–	$–	$12.61	24.98%	$13,477	2.45%	2.45%	2.45%	(1.50)%	53%
2019	8.09	(0.16)	2.32	2.16	–	(0.16)	(0.16)	10.09	26.70	8,621	2.41	2.41	2.41	(1.67)	47
2018	11.19	(0.16)	(2.12)	(2.28)	–	(0.82)	(0.82)	8.09	(20.81)	9,831	2.30	2.29	2.29	(1.39)	47
2017	10.71	(0.16)	2.31	2.15	–	(1.67)	(1.67)	11.19	20.50	20,574	2.27	2.27	2.27	(1.37)	43
2016	9.01	(0.12)	2.71	2.59	–	(0.89)	(0.89)	10.71	28.59	21,116	2.28	2.28	2.28	(1.27)	26
Royce Opportunity Fund–Institutional Class
2020	$12.80	$(0.02)	$3.44	$3.42	$–	$–	$–	$16.22	26.72%	$340,877	1.12%	1.12%	1.12%	(0.17)%	53%
2019	10.13	(0.05)	2.92	2.87	–	(0.20)	(0.20)	12.80	28.36	230,439	1.12	1.12	1.12	(0.39)	47
2018	13.84	(0.02)	(2.66)	(2.68)	–	(1.03)	(1.03)	10.13	(19.83)	227,261	1.08	1.08	1.08	(0.17)	47
2017	13.08	(0.02)	2.84	2.82	–	(2.06)	(2.06)	13.84	22.02	639,057	1.07	1.07	1.07	(0.17)	43
2016	10.74	(0.01)	3.24	3.23	–	(0.89)	(0.89)	13.08	29.94	583,975	1.07	1.07	1.07	(0.06)	26
Royce Opportunity Fund–R Class
2020	$11.16	$(0.09)	$2.96	$2.87	$–	$–	$–	$14.03	25.72%	$36,065	1.88%	1.87%	1.87%	(0.93)%	53%
2019	8.90	(0.12)	2.55	2.43	–	(0.17)	(0.17)	11.16	27.38	31,230	1.86	1.85	1.85	(1.13)	47
2018	12.25	(0.11)	(2.33)	(2.44)	–	(0.91)	(0.91)	8.90	(20.42)	26,337	1.84	1.84	1.84	(0.93)	47
2017	11.67	(0.12)	2.53	2.41	–	(1.83)	(1.83)	12.25	21.06	39,311	1.82	1.82	1.82	(0.92)	43
2016	9.72	(0.08)	2.92	2.84	–	(0.89)	(0.89)	11.67	29.08	38,902	1.82	1.82	1.82	(0.81)	26

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 65

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Pennsylvania Mutual Fund–Investment Class
2020	$9.44	$0.03	$1.29	$1.32	$(0.06)	$(0.46)	$(0.52)	$10.24	14.08%	$1,426,472	0.95%	0.95%	0.95%	0.37%	32%
2019	7.75	0.04	2.01	2.05	(0.02)	(0.34)	(0.36)	9.44	26.56	1,429,042	0.95	0.94	0.94	0.39	30
2018	10.52	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	7.75	(9.66)	1,203,967	0.92	0.92	0.92	0.33	35
2017	11.02	0.06	1.68	1.74	(0.06)	(2.18)	(2.24)	10.52	16.24	1,622,523	0.92	0.92	0.92	0.47	27
2016	9.33	0.07	2.41	2.48	(0.04)	(0.75)	(0.79)	11.02	26.47	1,671,848	0.92	0.92	0.92	0.60	18
Royce Pennsylvania Mutual Fund–Service Class
2020	$9.42	$0.02	$1.28	$1.30	$(0.03)	$(0.46)	$(0.49)	$10.23	13.88%	$78,789	1.25%	1.24%	1.13%	0.23%	32%
2019	7.77	(0.00)	2.00	2.00	(0.01)	(0.34)	(0.35)	9.42	25.75	142,864	1.31	1.30	1.30	(0.01)	30
2018	10.56	(0.01)	(0.96)	(0.97)	–	(1.82)	(1.82)	7.77	(9.96)	32,191	1.30	1.30	1.30	(0.07)	35
2017	11.03	0.01	1.69	1.70	–	(2.17)	(2.17)	10.56	15.88	54,938	1.27	1.27	1.27	0.07	27
2016	9.35	0.03	2.41	2.44	(0.01)	(0.75)	(0.76)	11.03	25.99	100,598	1.26	1.26	1.26	0.27	18
Royce Pennsylvania Mutual Fund–Consultant Class
2020	$7.47	$(0.04)	$1.00	$0.96	$–	$(0.36)	$(0.36)	$8.07	12.94%	$238,595	1.96%	1.96%	1.96%	(0.64)%	32%
2019	6.18	(0.04)	1.60	1.56	–	(0.27)	(0.27)	7.47	25.25	262,007	1.96	1.95	1.95	(0.62)	30
2018	8.46	(0.06)	(0.77)	(0.83)	–	(1.45)	(1.45)	6.18	(10.56)	249,004	1.93	1.93	1.93	(0.69)	35
2017	8.90	(0.05)	1.35	1.30	–	(1.74)	(1.74)	8.46	15.06	361,569	1.93	1.92	1.92	(0.54)	27
2016	7.70	(0.03)	1.98	1.95	–	(0.75)	(0.75)	8.90	25.20	402,114	1.94	1.94	1.94	(0.42)	18
Royce Pennsylvania Mutual Fund–Institutional Class
2020	$9.47	$0.04	$1.28	$1.32	$(0.06)	$(0.46)	$(0.52)	$10.27	14.10%	$163,944	0.89%	0.89%	0.89%	0.42%	32%
2019	7.78	0.04	2.02	2.06	(0.03)	(0.34)	(0.37)	9.47	26.53	106,564	0.89	0.89	0.89	0.45	30
2018	10.55	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	7.78	(9.56)	83,908	0.88	0.88	0.88	0.40	35
2017	11.04	0.09	1.67	1.76	(0.07)	(2.18)	(2.25)	10.55	16.44	53,367	0.83	0.83	0.83	0.42	27
2016	9.34	0.09	2.41	2.50	(0.05)	(0.75)	(0.80)	11.04	26.65	245,009	0.83	0.83	0.83	0.63	18
Royce Pennsylvania Mutual Fund–R Class
2020	$8.84	$(0.04)	$1.19	$1.15	$–	$(0.43)	$(0.43)	$9.56	13.07%	$8,121	1.83%	1.83%	1.83%	(0.51)%	32%
2019	7.30	(0.03)	1.89	1.86	–	(0.32)	(0.32)	8.84	25.48	8,853	1.75	1.74	1.74	(0.41)	30
2018	9.94	(0.03)	(0.91)	(0.94)	–	(1.70)	(1.70)	7.30	(10.15)	10,014	1.58	1.57	1.57	(0.34)	35
2017	10.44	(0.04)	1.58	1.54	–	(2.04)	(2.04)	9.94	15.25	15,136	1.73	1.73	1.73	(0.36)	27
2016	8.90	(0.01)	2.30	2.29	–	(0.75)	(0.75)	10.44	25.62	17,059	1.63	1.63	1.63	(0.11)	18
Royce Premier Fund–Investment Class
2020	$12.88	$0.05	$1.41	$1.46	$(0.12)	$(0.63)	$(0.75)	$13.59	11.50%	$1,414,718	1.21%	1.21%	1.21%	0.41%	23%
2019	11.62	0.05	3.87	3.92	(0.05)	(2.61)	(2.66)	12.88	34.13	1,505,821	1.20	1.19	1.19	0.32	19
2018	16.60	0.02	(1.60)	(1.58)	(0.01)	(3.39)	(3.40)	11.62	(10.40)	1,398,965	1.17	1.17	1.17	0.11	23
2017	15.51	0.00	3.63	3.63	(0.02)	(2.52)	(2.54)	16.60	23.77	1,978,847	1.16	1.16	1.16	0.00	8
2016	14.28	0.06	3.25	3.31	(0.04)	(2.04)	(2.08)	15.51	23.00	1,768,580	1.16	1.16	1.16	0.35	15

66 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Premier Fund–Service Class
2020	$12.54	$0.01	$1.37	$1.38	$(0.09)	$(0.61)	$(0.70)	$13.22	11.16%	$29,588	1.57%	1.57%	1.49%	0.12%	23%
2019	11.31	(0.01)	3.78	3.77	–	(2.54)	(2.54)	12.54	33.65	29,696	1.57	1.57	1.46	(0.06)	19
2018	16.15	(0.03)	(1.55)	(1.58)	–	(3.26)	(3.26)	11.31	(10.66)	41,738	1.52	1.52	1.48	(0.19)	23
2017	15.13	(0.06)	3.53	3.47	–	(2.45)	(2.45)	16.15	23.32	54,557	1.53	1.53	1.49	(0.34)	8
2016	13.98	0.00	3.19	3.19	–	(2.04)	(2.04)	15.13	22.63	46,550	1.50	1.50	1.49	0.02	15
Royce Premier Fund–Consultant Class
2020	$10.09	$(0.07)	$1.09	$1.02	$(0.02)	$(0.49)	$(0.51)	$10.60	10.19%	$15,686	2.34%	2.34%	2.34%	(0.72)%	23%
2019	9.17	(0.10)	3.05	2.95	–	(2.03)	(2.03)	10.09	32.55	17,585	2.26	2.26	2.26	(0.91)	19
2018	13.21	(0.12)	(1.27)	(1.39)	–	(2.65)	(2.65)	9.17	(11.41)	21,370	2.21	2.21	2.21	(0.93)	23
2017	12.46	(0.14)	2.89	2.75	–	(2.00)	(2.00)	13.21	22.49	31,489	2.21	2.21	2.21	(1.06)	8
2016	11.89	(0.09)	2.70	2.61	–	(2.04)	(2.04)	12.46	21.72	31,353	2.22	2.22	2.22	(0.72)	15
Royce Premier Fund–Institutional Class
2020	$13.08	$0.05	$1.44	$1.49	$(0.13)	$(0.64)	$(0.77)	$13.80	11.53%	$266,587	1.15%	1.15%	1.15%	0.44%	23%
2019	11.79	0.05	3.94	3.99	(0.05)	(2.65)	(2.70)	13.08	34.23	244,343	1.15	1.15	1.15	0.33	19
2018	16.82	0.03	(1.63)	(1.60)	(0.02)	(3.41)	(3.43)	11.79	(10.41)	197,697	1.12	1.12	1.12	0.16	23
2017	15.72	0.01	3.68	3.69	(0.03)	(2.56)	(2.59)	16.82	23.85	250,119	1.09	1.09	1.09	0.07	8
2016	14.44	0.08	3.30	3.38	(0.06)	(2.04)	(2.10)	15.72	23.20	250,826	1.07	1.07	1.07	0.44	15
Royce Premier Fund–R Class
2020	$11.86	$(0.04)	$1.29	$1.25	$(0.04)	$(0.58)	$(0.62)	$12.49	10.64%	$9,418	1.95%	1.95%	1.95%	(0.33)%	23%
2019	10.73	(0.05)	3.57	3.52	–	(2.39)	(2.39)	11.86	33.17	10,949	1.90	1.90	1.90	(0.43)	19
2018	15.39	(0.08)	(1.48)	(1.56)	–	(3.10)	(3.10)	10.73	(11.01)	9,715	1.80	1.80	1.80	(0.52)	23
2017	14.47	(0.12)	3.37	3.25	–	(2.33)	(2.33)	15.39	22.88	12,841	1.90	1.90	1.90	(0.75)	8
2016	13.49	(0.05)	3.07	3.02	–	(2.04)	(2.04)	14.47	22.18	13,889	1.84	1.84	1.84	(0.33)	15
Royce Small-Cap Value Fund–Investment Class
2020	$9.57	$0.06	$(0.66)	$(0.60)	$(0.17)	$(0.19)	$(0.36)	$8.61	(6.25)%	$34,523	1.39%	1.39%	1.24%	0.76%	61%
2019	8.35	0.09	1.46	1.55	(0.08)	(0.25)	(0.33)	9.57	18.60	53,234	1.30	1.30	1.24	0.84	64
2018	10.16	0.05	(0.73)	(0.68)	(0.04)	(1.09)	(1.13)	8.35	(7.05)	56,433	1.26	1.26	1.24	0.45	64
2017	10.03	0.04	0.50	0.54	(0.06)	(0.35)	(0.41)	10.16	5.49	66,094	1.26	1.25	1.24	0.44	61
2016	8.74	0.08	1.79	1.87	(0.08)	(0.50)	(0.58)	10.03	21.37	72,863	1.24	1.24	1.24	0.72	56
Royce Small-Cap Value Fund–Service Class
2020	$9.54	$0.04	$(0.66)	$(0.62)	$(0.15)	$(0.19)	$(0.34)	$8.58	(6.47)%	$75,502	1.62%	1.62%	1.49%	0.50%	61%
2019	8.33	0.07	1.44	1.51	(0.05)	(0.25)	(0.30)	9.54	18.21	102,465	1.56	1.55	1.49	0.65	64
2018	10.12	0.02	(0.72)	(0.70)	(0.01)	(1.08)	(1.09)	8.33	(7.17)	111,855	1.53	1.53	1.49	0.19	64
2017	9.98	0.02	0.50	0.52	(0.03)	(0.35)	(0.38)	10.12	5.27	152,232	1.51	1.51	1.49	0.17	61
2016	8.70	0.05	1.79	1.84	(0.06)	(0.50)	(0.56)	9.98	21.06	213,067	1.49	1.49	1.48	0.48	56

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 67

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Small-Cap Value Fund–Consultant Class
2020	$8.44	$(0.05)	$(0.60)	$(0.65)	$(0.06)	$(0.16)	$(0.22)	$7.57	(7.71)%	$3,899	2.74%	2.73%	2.73%	(0.71)%	61%
2019	7.40	(0.04)	1.30	1.26	–	(0.22)	(0.22)	8.44	17.03	7,486	2.44	2.44	2.44	(0.50)	64
2018	9.06	(0.06)	(0.64)	(0.70)	–	(0.96)	(0.96)	7.40	(8.07)	9,641	2.35	2.34	2.34	(0.66)	64
2017	8.98	(0.06)	0.45	0.39	–	(0.31)	(0.31)	9.06	4.44	13,111	2.32	2.32	2.32	(0.66)	61
2016	7.89	(0.03)	1.62	1.59	–	(0.50)	(0.50)	8.98	20.10	16,484	2.28	2.28	2.28	(0.33)	56
Royce Small-Cap Value Fund–R Class
2020	$9.16	$(0.00)	$(0.64)	$(0.64)	$(0.12)	$(0.18)	$(0.30)	$8.22	(6.95)%	$7,142	2.10%	2.10%	1.99%	(0.02)%	61%
2019	8.00	0.01	1.40	1.41	(0.01)	(0.24)	(0.25)	9.16	17.68	8,083	1.98	1.98	1.97	0.11	64
2018	9.75	(0.03)	(0.68)	(0.71)	–	(1.04)	(1.04)	8.00	(7.62)	8,254	1.92	1.92	1.92	(0.26)	64
2017	9.63	(0.02)	0.48	0.46	–	(0.34)	(0.34)	9.75	4.81	14,620	1.88	1.88	1.88	(0.21)	61
2016	8.42	0.01	1.73	1.74	(0.03)	(0.50)	(0.53)	9.63	20.60	18,059	1.85	1.85	1.85	0.11	56
Royce Smaller-Companies Growth Fund–Investment Class
2020	$8.21	$(0.07)	$4.06	$3.99	$–	$(1.14)	$(1.14)	$11.06	49.61%	$112,668	1.25%	1.25%	1.24%	(0.86)%	61%
2019	6.86	(0.05)	1.68	1.63	–	(0.28)	(0.28)	8.21	23.92	91,670	1.25	1.24	1.24	(0.69)	53
2018	10.93	(0.07)	(0.86)	(0.93)	–	(3.14)	(3.14)	6.86	(9.94)	87,213	1.21	1.21	1.21	(0.62)	61
2017	11.22	(0.09)	2.08	1.99	–	(2.28)	(2.28)	10.93	18.20	119,745	1.19	1.19	1.19	(0.67)	64
2016	11.36	(0.05)	1.17	1.12	–	(1.26)	(1.26)	11.22	9.67	98,962	1.15	1.15	1.15	(0.41)	59
Royce Smaller-Companies Growth Fund–Service Class
2020	$7.99	$(0.09)	$3.95	$3.86	$–	$(1.11)	$(1.11)	$10.74	49.26%	$181,591	1.54%	1.54%	1.49%	(1.11)%	61%
2019	6.69	(0.07)	1.65	1.58	–	(0.28)	(0.28)	7.99	23.67	154,236	1.55	1.54	1.49	(0.93)	53
2018	10.69	(0.10)	(0.85)	(0.95)	–	(3.05)	(3.05)	6.69	(10.22)	156,057	1.52	1.52	1.49	(0.90)	61
2017	11.01	(0.12)	2.03	1.91	–	(2.23)	(2.23)	10.69	17.80	228,008	1.49	1.49	1.47	(0.96)	64
2016	11.20	(0.08)	1.15	1.07	–	(1.26)	(1.26)	11.01	9.37	284,640	1.51	1.51	1.49	(0.74)	59
Royce Smaller-Companies Growth Fund–Consultant Class
2020	$6.81	$(0.13)	$3.34	$3.21	$–	$(0.94)	$(0.94)	$9.08	48.05%	$8,080	2.54%	2.54%	2.24%	(1.86)%	61%
2019	5.74	(0.11)	1.42	1.31	–	(0.24)	(0.24)	6.81	22.85	6,298	2.52	2.51	2.11	(1.71)	53
2018	9.28	(0.16)	(0.72)	(0.88)	–	(2.66)	(2.66)	5.74	(10.95)	6,328	2.40	2.40	2.24	(1.66)	61
2017	9.63	(0.18)	1.77	1.59	–	(1.94)	(1.94)	9.28	16.92	10,119	2.36	2.36	2.24	(1.73)	64
2016	10.01	(0.14)	1.02	0.88	–	(1.26)	(1.26)	9.63	8.58	10,593	2.35	2.35	2.24	(1.50)	59
Royce Smaller-Companies Growth Fund–Institutional Class
2020	$8.33	$(0.07)	$4.13	$4.06	$–	$(1.16)	$(1.16)	$11.23	49.70%	$5,646	1.44%	1.44%	1.23%	(0.85)%	61%
2019	6.95	(0.05)	1.72	1.67	–	(0.29)	(0.29)	8.33	24.10	8,021	1.35	1.35	1.17	(0.62)	53
2018	11.06	(0.06)	(0.88)	(0.94)	–	(3.17)	(3.17)	6.95	(9.94)	7,165	1.28	1.28	1.08	(0.49)	61
2017	11.35	(0.09)	2.11	2.02	–	(2.31)	(2.31)	11.06	18.23	9,315	1.21	1.21	1.21	(0.70)	64
2016	11.48	(0.05)	1.18	1.13	–	(1.26)	(1.26)	11.35	9.66	20,523	1.15	1.15	1.15	(0.41)	59

68 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Special Equity Fund–Investment Class
2020	$17.59	$0.27	$1.03	$1.30	$(0.26)	$(0.41)	$(0.67)	$18.22	7.43%	$702,556	1.23%	1.23%	1.23%	1.68%	39%
2019	17.43	0.21	1.98	2.19	(0.21)	(1.82)	(2.03)	17.59	12.63	819,015	1.21	1.21	1.21	0.99	20
2018	21.79	0.23	(2.31)	(2.08)	(0.22)	(2.06)	(2.28)	17.43	(9.86)	909,113	1.18	1.18	1.18	1.04	21
2017	22.02	0.13	1.56	1.69	(0.12)	(1.80)	(1.92)	21.79	7.87	1,142,224	1.17	1.17	1.17	0.54	15
2016	17.94	0.21	5.57	5.78	(0.21)	(1.49)	(1.70)	22.02	32.21	1,225,095	1.17	1.17	1.17	0.99	29
Royce Special Equity Fund–Service Class
2020	$17.56	$0.24	$1.04	$1.28	$(0.24)	$(0.41)	$(0.65)	$18.19	7.29%	$46,671	1.60%	1.60%	1.39%	1.49%	39%
2019	17.41	0.16	1.99	2.15	(0.17)	(1.83)	(2.00)	17.56	12.40	60,070	1.58	1.58	1.39	0.80	20
2018	21.76	0.20	(2.33)	(2.13)	(0.18)	(2.04)	(2.22)	17.41	(10.13)	62,706	1.51	1.50	1.39	0.88	21
2017	21.98	0.08	1.56	1.64	(0.07)	(1.79)	(1.86)	21.76	7.66	108,001	1.50	1.50	1.39	0.32	15
2016	17.92	0.16	5.56	5.72	(0.17)	(1.49)	(1.66)	21.98	31.92	128,102	1.50	1.50	1.39	0.77	29
Royce Special Equity Fund–Consultant Class
2020	$16.05	$0.09	$0.92	$1.01	$(0.09)	$(0.37)	$(0.46)	$16.60	6.27%	$18,852	2.31%	2.31%	2.31%	0.59%	39%
2019	15.90	(0.02)	1.82	1.80	(0.00)	(1.65)	(1.65)	16.05	11.38	24,793	2.25	2.25	2.25	(0.12)	20
2018	19.86	0.01	(2.10)	(2.09)	(0.01)	(1.86)	(1.87)	15.90	(10.83)	30,234	2.19	2.19	2.19	0.04	21
2017	20.16	(0.10)	1.43	1.33	–	(1.63)	(1.63)	19.86	6.77	46,654	2.21	2.20	2.20	(0.49)	15
2016	16.57	(0.01)	5.13	5.12	(0.04)	(1.49)	(1.53)	20.16	30.91	50,514	2.20	2.20	2.20	(0.04)	29
Royce Special Equity Fund–Institutional Class
2020	$17.43	$0.30	$1.01	$1.31	$(0.28)	$(0.40)	$(0.68)	$18.06	7.52%	$194,911	1.15%	1.15%	1.15%	1.84%	39%
2019	17.28	0.22	1.96	2.18	(0.22)	(1.81)	(2.03)	17.43	12.65	187,785	1.14	1.14	1.14	1.04	20
2018	21.61	0.25	(2.30)	(2.05)	(0.24)	(2.04)	(2.28)	17.28	(9.81)	202,317	1.11	1.11	1.11	1.14	21
2017	21.84	0.14	1.55	1.69	(0.14)	(1.78)	(1.92)	21.61	7.96	247,004	1.09	1.09	1.09	0.60	15
2016	17.80	0.23	5.53	5.76	(0.23)	(1.49)	(1.72)	21.84	32.35	206,270	1.07	1.07	1.07	1.10	29
Royce Total Return Fund–Investment Class
2020	$10.93	$0.17	$0.19	$0.36	$(0.21)	$(1.74)	$(1.95)	$9.34	3.82%	$893,868	1.24%	1.24%	1.24%	1.88%	61%
2019	9.71	0.16	2.10	2.26	(0.15)	(0.89)	(1.04)	10.93	23.45	1,026,074	1.21	1.21	1.21	1.42	21
2018	13.58	0.20	(1.78)	(1.58)	(0.19)	(2.10)	(2.29)	9.71	(12.46)	1,036,211	1.18	1.18	1.18	1.45	22
2017	13.68	0.14	1.67	1.81	(0.12)	(1.79)	(1.91)	13.58	13.65	1,550,893	1.19	1.19	1.19	1.00	12
2016	11.91	0.15	2.93	3.08	(0.22)	(1.09)	(1.31)	13.68	25.86	1,835,927	1.19	1.19	1.19	1.08	16
Royce Total Return Fund–Service Class
2020	$11.27	$0.16	$0.18	$0.34	$(0.19)	$(1.80)	$(1.99)	$9.62	3.51%	$69,634	1.55%	1.55%	1.49%	1.64%	61%
2019	9.97	0.13	2.16	2.29	(0.08)	(0.91)	(0.99)	11.27	23.08	77,177	1.52	1.52	1.49	1.13	21
2018	13.88	0.16	(1.82)	(1.66)	(0.11)	(2.14)	(2.25)	9.97	(12.71)	83,368	1.52	1.52	1.48	1.15	22
2017	13.98	0.10	1.69	1.79	(0.07)	(1.82)	(1.89)	13.88	13.24	97,854	1.49	1.48	1.48	0.72	12
2016	12.12	0.11	3.00	3.11	(0.16)	(1.09)	(1.25)	13.98	25.60	142,606	1.46	1.46	1.46	0.80	16

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Annual Report to Shareholders | 69

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Total Return Fund–Consultant Class
2020	$11.31	$0.09	$0.18	$0.27	$(0.03)	$(1.80)	$(1.83)	$9.75	2.76%	$110,179	2.22%	2.22%	2.22%	0.88%	61%
2019	10.02	0.05	2.17	2.22	(0.02)	(0.91)	(0.93)	11.31	22.18	150,175	2.20	2.20	2.20	0.43	21
2018	13.95	0.06	(1.82)	(1.76)	(0.02)	(2.15)	(2.17)	10.02	(13.26)	160,540	2.17	2.17	2.17	0.45	22
2017	14.07	0.01	1.70	1.71	–	(1.83)	(1.83)	13.95	12.53	247,914	2.16	2.16	2.16	0.04	12
2016	12.15	0.01	3.01	3.02	(0.01)	(1.09)	(1.10)	14.07	24.73	267,083	2.16	2.16	2.16	0.11	16
Royce Total Return Fund–Institutional Class
2020	$10.77	$0.18	$0.18	$0.36	$(0.24)	$(1.72)	$(1.96)	$9.17	3.87%	$208,605	1.13%	1.13%	1.13%	1.98%	61%
2019	9.58	0.17	2.07	2.24	(0.18)	(0.87)	(1.05)	10.77	23.59	232,479	1.13	1.13	1.13	1.49	21
2018	13.40	0.21	(1.76)	(1.55)	(0.21)	(2.06)	(2.27)	9.58	(12.39)	218,268	1.09	1.09	1.09	1.53	22
2017	13.52	0.16	1.64	1.80	(0.15)	(1.77)	(1.92)	13.40	13.80	310,603	1.06	1.06	1.06	1.13	12
2016	11.78	0.18	2.90	3.08	(0.25)	(1.09)	(1.34)	13.52	26.13	420,375	1.05	1.05	1.05	1.22	16
Royce Total Return Fund–R Class
2020	$11.38	$0.12	$0.18	$0.30	$(0.12)	$(1.80)	$(1.92)	$9.76	3.08%	$30,027	1.89%	1.88%	1.88%	1.23%	61%
2019	10.06	0.09	2.18	2.27	(0.03)	(0.92)	(0.95)	11.38	22.66	36,345	1.85	1.84	1.84	0.76	21
2018	13.99	0.11	(1.83)	(1.72)	(0.06)	(2.15)	(2.21)	10.06	(12.96)	45,145	1.81	1.81	1.81	0.82	22
2017	14.09	0.06	1.71	1.77	(0.03)	(1.84)	(1.87)	13.99	12.97	54,979	1.80	1.80	1.80	0.40	12
2016	12.19	0.07	3.00	3.07	(0.08)	(1.09)	(1.17)	14.09	25.14	53,896	1.78	1.78	1.78	0.49	16

1 Not annualized

2 Annualized

a The Class commenced operations on January 5, 2016.

b The Class commenced operations on February 26, 2016.

c The Class commenced operations on May 2, 2018.

70 | The Royce Funds 2020 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund and Royce Total Return Fund (the “Fund” or “Funds”), are the eleven series of The Royce Fund (the “Trust”), an open-end management investment company organized as a Delaware statutory trust.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Funds’ investment adviser, primarily conducts business using the name Royce Investment Partners (“Royce”). At December 31, 2020, officers, employees of Royce, Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Fund:

Royce Global Financial Services Fund      12%

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Trust's Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities and foreign securities that were fair valued are noted in the Schedules of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Royce Funds 2020 Annual Report to Shareholders | 71

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2020. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Royce Dividend Value Fund
Common Stocks	$56,800,406	$16,768,679	$–	$73,569,085
Repurchase Agreement	–	1,314,454	–	1,314,454
Royce Global Financial Services Fund
Common Stocks	25,370,172	7,765,272	–	33,135,444
Repurchase Agreement	–	561,698	–	561,698
Royce International Premier Fund
Common Stocks	50,552,141	1,003,644,311	–	1,054,196,452
Preferred Stocks	–	21,065,692	–	21,065,692
Repurchase Agreement	–	57,608,157	–	57,608,157
Royce Micro-Cap Fund
Common Stocks	339,232,097	12,821,013	690,000	352,743,110
Repurchase Agreement	–	4,230,876	–	4,230,876
Money Market Fund/Collateral Received for Securities Loaned	1,299,188	–	–	1,299,188
Royce Opportunity Fund
Common Stocks	1,241,773,293	1,461,053	–	1,243,234,346
Repurchase Agreement	–	80,411,649	–	80,411,649
Money Market Fund/Collateral Received for Securities Loaned	5,268,397	–	–	5,268,397
Royce Pennsylvania Mutual Fund
Common Stocks	1,861,240,934	27,162,794	0	1,888,403,728
Repurchase Agreement	–	27,699,276	–	27,699,276
Money Market Fund/Collateral Received for Securities Loaned	21,820,570	–	–	21,820,570
Royce Premier Fund
Common Stocks	1,638,205,705	54,967,926	–	1,693,173,631
Repurchase Agreement	–	45,555,851	–	45,555,851
Money Market Fund/Collateral Received for Securities Loaned	21,146,208	–	–	21,146,208
Royce Small-Cap Value Fund
Common Stocks	118,671,768	–	–	118,671,768
Repurchase Agreement	–	1,955,624	–	1,955,624
Royce Smaller-Companies Growth Fund
Common Stocks	284,877,155	9,545,337	–	294,422,492
Warrants	89,991	–	–	89,991
Repurchase Agreement	–	14,322,595	–	14,322,595
Money Market Fund/Collateral Received for Securities Loaned	19,077,010	–	–	19,077,010
Royce Special Equity Fund
Common Stocks	721,424,529	60,582,060	–	782,006,589
Repurchase Agreement	–	182,027,632	–	182,027,632
Royce Total Return Fund
Common Stocks	1,252,187,087	35,315,596	506,127	1,288,008,810
Preferred Stocks	1,834,633	–	–	1,834,633
Repurchase Agreement	–	23,370,926	–	23,370,926

Level 3 Reconciliation:

	BALANCE AS OF 12/31/19	Transfers IN1	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[2]	BALANCE AS OF 12/31/20
Royce Micro-Cap Fund
Common Stocks	$828,000	$–	$–	$–	$(138,000)	$690,000
Royce Pennsylvania Mutual Fund
Common Stocks	0	–	–	–	–	0
Royce Total Return Fund
Common Stocks	0	506,127	–	–	–	506,127
[1]	Transfers into Level 3 represent securities for which there were no longer readily available market quotations at December 31, 2020.
[2]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

72 | The Royce Funds 2020 Annual Report to Shareholders

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at December 31, 2020 are overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

SECURITIES LENDING:

The Funds loan securities through a lending agent, State Street Bank and Trust Company, to qualified institutional investors for the purpose of earning additional income. The lending agent receives and holds collateral from such borrowers to secure their obligations to the Funds. Such loans must be secured at all times by collateral in an amount at least equal to the market value of the loaned securities. The market values of the loaned securities and the collateral fluctuate and are determined at the close of each business day by the lending agent. Borrowers are required to post additional collateral to the lending agent on the next succeeding business day in the event of a collateral shortfall. Counterparty risk is further reduced by loaning securities only to parties that participate in a Global Securities Lending Program organized and monitored by the lending agent and that are deemed by it to satisfy its requirements and by having the lending agent enter into securities lending agreements with such borrowers. The lending agent is not affiliated with Royce.

Collateral may be in the form of cash or U.S. Treasuries. Cash collateral is invested in certain money market pooled investment vehicles. The Funds record a liability in their respective Statements of Assets and Liabilities for the return of such cash collateral during periods in which securities are on loan. The Funds bear the risk of loss for any decrease in the market value of the loaned securities or the investments purchased with cash collateral received from the borrowers.

Pursuant to the agreement in place between the Funds and the lending agent, if a borrower fails to return loaned securities, and the cash collateral being maintained by the lending agent on behalf of such borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent shall, at its option, either replace the loaned securities or pay the amount of the shortfall to the Funds. In the event of the bankruptcy of a borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. Pursuant to the agreement in place between the Funds and the lending agent, the Funds are responsible for any shortfall in the event the value of the investments purchased with cash collateral is insufficient to pay the rebate fee to the borrower.

The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by the Funds at December 31, 2020:

	CASH COLLATERAL[1]	SECURITIES ON LOAN COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$1,299,188	$(1,258,371)	$40,817
Royce Opportunity Fund	5,268,397	(5,164,429)	103,968
Royce Pennsylvania Mutual Fund	21,820,570	(20,875,888)	944,682
Royce Premier Fund	21,146,208	(20,484,908)	661,300
Royce Smaller-Companies Growth Fund	19,077,010	(18,521,632)	555,378
[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The remaining contractual maturity of cash collateral is overnight and continuous.

The Royce Funds 2020 Annual Report to Shareholders | 73

Notes to Financial Statements (continued)

SECURITIES LENDING (continued):

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the Funds’ custodian at December 31, 2020:

	NON-CASH COLLATERAL	SECURITIES ON LOAN COLLATERALIZED BY NON-CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$13,240,896	$(12,919,840)	$321,056
Royce Opportunity Fund	81,547,379	(79,372,712)	2,174,667
Royce Pennsylvania Mutual Fund	32,178,341	(31,323,612)	854,729
Royce Premier Fund	44,559,184	(43,651,039)	908,145
Royce Small-Cap Value Fund	597,523	(570,629)	26,894
Royce Smaller-Companies Growth Fund	25,789,207	(25,122,553)	666,654

DISTRIBUTIONS AND TAXES:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Royce Dividend Value Fund and Royce Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Funds may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses.

COMPENSATING BALANCE CREDITS:

The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

74 | The Royce Funds 2020 Annual Report to Shareholders

LINE OF CREDIT:

The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 8, 2021. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a variable rate equal to the Applicable Rate plus the Applicable Margin. The term Applicable Rate means, for any day, a rate equal to the sum of (a) 0.10%, plus (b) the higher of (i) the Federal Funds Effective Rate for such day, or (ii) the Overnight Bank Funding Rate for such day. The term Applicable Margin means 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2020.

Capital Share Transactions (in dollars):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Royce Dividend Value Fund
Investment Class	$7,191,951	$14,951,419	$2,949,058	$9,876,525	$(28,741,034)	$(47,719,779)	$(18,600,025)	$(22,891,835)
Service Class	644,642	1,022,313	948,324	3,110,695	(6,078,959)	(10,738,924)	(4,485,993)	(6,605,916)
Consultant Class	11,980	60,887	46,021	200,251	(378,765)	(162,101)	(320,764)	99,037
Institutional Class	185,589	110,655	44,783	134,514	(260,490)	(2,746,094)	(30,118)	(2,500,925)
Royce Global Financial Services Fund
Service Class	3,804,511	3,520,923	1,530,984	664,311	(10,742,359)	(12,322,355)	(5,406,864)	(8,137,121)
Institutional Class	–	–	490,704	144,374	(12,598)	(1,686,897)	478,106	(1,542,523)
Royce International Premier Fund
Investment Class	204,010,079	218,606,733	916,927	1,179,927	(149,175,342)	(246,907,254)	55,751,664	(27,120,594)
Service Class	26,685,353	34,586,615	–	111,744	(37,653,405)	(15,473,257)	(10,968,052)	19,225,102
Consultant Class	576,990	1,130,565	–	–	(2,303,772)	(2,397,190)	(1,726,782)	(1,266,625)
Institutional Class	187,478,073	305,727,657	1,123,513	1,133,061	(64,694,078)	(13,401,239)	123,907,508	293,459,479
Royce Micro-Cap Fund
Investment Class	7,333,691	6,921,267	11,024,344	3,856,739	(23,791,270)	(41,269,310)	(5,433,235)	(30,491,304)
Service Class	2,833,711	3,725,977	11,018,041	4,187,631	(28,817,547)	(23,523,510)	(14,965,795)	(15,609,902)
Consultant Class	215,088	68,408	907,664	356,880	(2,739,012)	(5,330,844)	(1,616,260)	(4,905,556)
Royce Opportunity Fund
Investment Class	171,205,300	63,473,524	–	8,305,468	(146,632,037)	(176,167,512)	24,573,263	(104,388,520)
Service Class	74,701,884	9,904,077	–	662,956	(18,878,148)	(24,568,043)	55,823,736	(14,001,010)
Consultant Class	4,354,940	565,245	–	121,025	(2,009,384)	(4,010,231)	2,345,556	(3,323,961)
Institutional Class	159,214,915	39,658,834	–	2,972,533	(119,168,031)	(94,011,324)	40,046,884	(51,379,957)
R Class	5,428,658	2,947,587	–	483,977	(8,263,137)	(5,140,864)	(2,834,479)	(1,709,300)
Royce Pennsylvania Mutual Fund
Investment Class	129,712,233	65,649,301	62,415,440	48,352,103	(280,753,528)	(235,860,344)	(88,625,855)	(121,858,940)
Service Class	11,914,461	4,005,041	3,351,244	4,949,810	(78,783,903)	(29,820,476)	(63,518,198)	(20,865,625)
Consultant Class	4,275,481	5,577,749	9,558,258	8,757,411	(49,044,206)	(58,349,924)	(35,210,467)	(44,014,764)
Institutional Class	66,450,769	31,436,891	7,982,989	4,025,072	(31,062,664)	(31,308,732)	43,371,094	4,153,231
R Class	762,130	1,063,963	345,260	314,800	(2,294,846)	(4,419,335)	(1,187,456)	(3,040,572)
Royce Premier Fund
Investment Class	180,850,254	144,090,535	61,454,622	225,067,779	(387,040,459)	(439,926,763)	(144,735,583)	(70,768,449)
Service Class	8,349,210	8,630,787	1,387,591	4,715,600	(11,085,656)	(31,593,962)	(1,348,855)	(18,247,575)
Consultant Class	779,765	832,801	689,259	2,925,141	(3,774,843)	(10,675,841)	(2,305,819)	(6,917,899)
Institutional Class	87,405,548	105,506,582	13,980,733	41,651,701	(100,897,299)	(124,308,550)	488,982	22,849,733
R Class	597,038	495,012	449,228	1,855,165	(2,802,246)	(2,304,581)	(1,755,980)	45,596
Royce Small-Cap Value Fund
Investment Class	3,457,167	4,471,832	1,216,083	1,639,034	(15,806,198)	(16,727,594)	(11,132,948)	(10,616,728)
Service Class	2,271,024	2,929,944	2,650,395	2,948,814	(18,681,676)	(30,319,122)	(13,760,257)	(24,440,364)
Consultant Class	248,256	148,760	112,639	184,165	(2,586,024)	(3,715,543)	(2,225,129)	(3,382,618)
R Class	1,341,968	931,036	253,771	220,872	(1,830,036)	(2,468,954)	(234,297)	(1,317,046)

The Royce Funds 2020 Annual Report to Shareholders | 75

Notes to Financial Statements (continued)

Capital Share Transactions (in dollars) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Royce Smaller-Companies Growth Fund
Investment Class	$4,059,712	$6,186,917	$8,872,763	$2,606,452	$(19,744,579)	$(21,419,943)	$(6,812,104)	$(12,626,574)
Service Class	4,157,959	4,934,901	16,456,391	5,048,550	(36,694,110)	(41,546,389)	(16,079,760)	(31,562,938)
Consultant Class	72,295	25,144	730,139	208,839	(877,865)	(1,414,126)	(75,431)	(1,180,143)
Institutional Class	648,706	477,056	520,741	241,367	(4,957,343)	(1,270,060)	(3,787,896)	(551,637)
Royce Special Equity Fund
Investment Class	175,354,994	131,799,238	21,056,949	75,485,588	(324,990,330)	(314,554,796)	(128,578,387)	(107,269,970)
Service Class	20,262,269	13,920,271	1,314,464	5,811,061	(36,815,552)	(23,575,309)	(15,238,819)	(3,843,977)
Consultant Class	748,171	713,644	454,137	2,162,200	(7,248,754)	(8,894,895)	(6,046,446)	(6,019,051)
Institutional Class	173,759,435	85,607,154	4,804,761	17,428,965	(174,962,098)	(119,010,532)	3,602,098	(15,974,413)
Royce Total Return Fund
Investment Class	152,290,416	116,694,245	141,179,953	78,223,473	(284,116,987)	(336,528,884)	9,353,382	(141,611,166)
Service Class	18,551,062	11,398,903	11,684,426	5,938,201	(26,772,474)	(34,792,421)	3,463,014	(17,455,317)
Consultant Class	2,633,113	3,348,914	16,711,733	10,654,155	(38,528,825)	(45,217,073)	(19,183,979)	(31,214,004)
Institutional Class	75,965,309	101,415,320	35,429,144	20,099,865	(105,570,702)	(133,859,499)	5,823,751	(12,344,314)
R Class	3,797,612	5,018,902	5,028,346	2,882,429	(10,058,352)	(22,879,500)	(1,232,394)	(14,978,169)

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Royce Dividend Value Fund
Investment Class	1,491,917	2,364,642	505,159	1,614,615	(5,548,817)	(7,517,404)	(3,551,741)	(3,538,147)
Service Class	110,691	151,423	155,513	488,966	(1,092,901)	(1,617,085)	(826,697)	(976,696)
Consultant Class	1,626	8,708	6,502	27,613	(60,476)	(21,585)	(52,348)	14,736
Institutional Class	35,276	17,296	7,729	22,238	(58,716)	(444,665)	(15,711)	(405,131)
Royce Global Financial Services Fund
Service Class	404,322	385,405	148,495	68,840	(1,167,633)	(1,331,073)	(614,816)	(876,828)
Institutional Class	–	–	36,729	11,559	(962)	(145,047)	35,767	(133,488)
Royce International Premier Fund
Investment Class	14,592,460	16,346,057	54,906	79,349	(10,718,019)	(17,814,511)	3,929,347	(1,389,105)
Service Class	1,574,067	2,205,839	–	6,285	(2,208,142)	(968,096)	(634,075)	1,244,028
Consultant Class	30,314	66,520	–	–	(127,076)	(142,639)	(96,762)	(76,119)
Institutional Class	12,732,043	22,112,617	67,236	76,198	(4,668,427)	(972,608)	8,130,852	21,216,207
Royce Micro-Cap Fund
Investment Class[1]	796,798	5,534,664	899,213	359,770	(2,365,898)	(4,056,845)	(669,887)	1,837,589
Service Class[1]	296,175	16,336,340	919,703	399,583	(2,986,275)	(2,331,513)	(1,770,397)	14,404,410
Consultant Class	25,771	8,631	98,020	43,522	(353,855)	(671,085)	(230,064)	(618,932)
Royce Opportunity Fund
Investment Class[2]	14,661,281	7,115,781	–	671,420	(13,657,249)	(15,254,758)	1,004,032	(7,467,557)
Service Class	6,849,928	933,331	–	57,799	(1,826,392)	(2,315,305)	5,023,536	(1,324,175)
Consultant Class	454,655	59,509	–	12,127	(240,344)	(432,321)	214,311	(360,685)
Institutional Class	13,611,720	3,422,144	–	234,983	(10,590,136)	(8,081,501)	3,021,584	(4,424,374)
R Class	565,983	290,546	–	43,878	(793,591)	(495,232)	(227,608)	(160,808)
Royce Pennsylvania Mutual Fund
Investment Class[3]	15,208,886	17,135,747	6,235,307	5,187,994	(33,501,741)	(26,216,826)	(12,057,548)	(3,893,085)
Service Class[3]	1,396,869	13,777,776	335,124	531,666	(9,188,921)	(3,294,387)	(7,456,928)	11,015,055
Consultant Class[3]	641,767	1,758,010	1,211,439	1,186,641	(7,355,627)	(8,156,766)	(5,502,421)	(5,212,115)
Institutional Class	7,639,708	3,448,798	795,118	430,489	(3,728,269)	(3,415,712)	4,706,557	463,575
R Class	101,253	129,815	36,926	36,060	(290,280)	(536,743)	(152,101)	(370,868)
Royce Premier Fund
Investment Class	16,310,049	10,661,184	4,620,630	17,749,825	(33,679,066)	(31,948,702)	(12,748,387)	(3,537,693)
Service Class	750,092	643,620	107,233	382,139	(986,464)	(2,349,430)	(129,139)	(1,323,671)
Consultant Class	85,497	81,778	66,403	294,280	(414,639)	(963,591)	(262,739)	(587,533)
Institutional Class	7,594,039	7,151,202	1,035,610	3,236,340	(7,985,684)	(8,470,440)	643,965	1,917,102
R Class	57,807	38,838	36,732	158,833	(263,346)	(180,025)	(168,807)	17,646

76 | The Royce Funds 2020 Annual Report to Shareholders

Capital Share Transactions (in shares) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
Royce Small-Cap Value Fund
Investment Class	506,019	491,082	143,745	172,712	(2,203,807)	(1,856,300)	(1,554,043)	(1,192,506)
Service Class	330,143	316,985	314,400	311,714	(2,585,606)	(3,327,197)	(1,941,063)	(2,698,498)
Consultant Class	38,081	18,053	15,140	21,977	(425,583)	(455,254)	(372,362)	(415,224)
R Class	207,737	107,199	31,408	24,298	(252,973)	(280,913)	(13,828)	(149,416)
Royce Smaller-Companies Growth Fund
Investment Class	490,453	795,238	858,101	324,589	(2,323,038)	(2,675,412)	(974,484)	(1,555,585)
Service Class	481,738	631,242	1,639,083	646,422	(4,507,093)	(5,305,904)	(2,386,272)	(4,028,240)
Consultant Class	10,070	3,867	86,000	31,357	(131,084)	(212,170)	(35,014)	(176,946)
Institutional Class	75,338	58,868	49,642	29,615	(584,614)	(156,168)	(459,634)	(67,685)
Royce Special Equity Fund
Investment Class	10,858,599	7,136,926	1,158,248	4,308,538	(20,023,301)	(17,035,695)	(8,006,454)	(5,590,231)
Service Class	1,282,416	759,604	72,382	332,061	(2,209,225)	(1,272,328)	(854,427)	(180,663)
Consultant Class	50,624	42,622	27,391	135,137	(487,054)	(534,211)	(409,039)	(356,452)
Institutional Class	11,083,103	4,577,817	266,635	1,003,395	(11,328,678)	(6,517,702)	21,060	(936,490)
Royce Total Return Fund
Investment Class	17,443,229	10,644,890	15,382,416	7,198,720	(30,941,230)	(30,673,054)	1,884,415	(12,829,444)
Service Class	1,967,665	1,033,705	1,235,560	530,268	(2,812,704)	(3,078,129)	390,521	(1,514,156)
Consultant Class	294,027	297,041	1,743,701	945,606	(4,014,620)	(3,993,278)	(1,976,892)	(2,750,631)
Institutional Class	7,809,989	9,223,771	3,929,141	1,874,917	(10,576,324)	(12,289,410)	1,162,806	(1,190,722)
R Class	418,932	447,819	524,317	254,355	(1,061,005)	(1,996,603)	(117,756)	(1,294,429)

[1]	Includes shares issued in connection with the merger of Royce Low-Priced Stock Fund (4,874,935 for Investment Class and 15,964,843 for Service Class) for the year ended 12/31/19.

[2]	Includes shares issued in connection with the merger of Royce Micro-Cap Opportunity Fund (1,587,186 for Investment Class) for the year ended 12/31/19.

[3]	Includes shares issued in connection with the mergers of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund (9,793,096 for Investment Class, 13,319,368 for Service Class and 969,311 for Consultant Class) for the year ended 12/31/19.

Investment Adviser and Distributor:

INVESTMENT ADVISER:

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, Royce, the investment adviser to each Fund, became an indirect, majority-owned subsidiary of Franklin Resources. Under the Investment Company Act of 1940 (the “1940 Act”), consummation of the transaction automatically terminated each Fund’s investment advisory agreement with Royce that was in place prior to the transaction (each referred to herein as a “Prior Agreement”).

The shareholders of each of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund and Royce Special Equity Fund (each, an “Initial Approving Fund” and collectively, the “Initial Approving Funds”) approved a new investment advisory agreement with Royce (each referred to herein as a “New Agreement”) in accordance with the requirements of the 1940 Act at special meetings of their respective shareholders held prior to the completion of the transaction. Each New Agreement went into effect with respect to the corresponding Initial Approving Fund upon completion of the transaction.

Because the shareholders of each of Royce International Premier Fund, Royce Micro-Cap Fund, Royce Smaller-Companies Growth Fund and Royce Total Return Fund (each, a “Subsequent Approving Fund” and collectively, the “Subsequent Approving Funds”) did not approve a New Agreement in accordance with the requirements of the 1940 Act prior to the completion of the transaction, an interim investment advisory agreement between each Subsequent Approving Fund and Royce (the “Interim Agreement”) went into effect upon the closing of the transaction. Each Interim Agreement, which was approved by the Board of Trustees of The Royce Fund, allowed Royce to continue providing services to the corresponding Subsequent Approving Fund for another 150 days while such Funds continued to seek shareholder approval of its New Agreement. The material terms of each Interim Agreement, including the contractual investment advisory fee rate thereunder for the relevant Subsequent Approving Fund, were identical to those of the corresponding Prior Agreement. Pursuant to each Interim Agreement, investment advisory fees payable by the relevant Subsequent Approving Fund were deposited to an escrow account rather than paid directly to Royce.

Shareholders of the Subsequent Approving Funds approved the corresponding New Agreements in accordance with the requirements of the 1940 Act at special meetings of their respective shareholders held on August 31, 2020 and September 11, 2020. Each Interim Agreement terminated, and the corresponding New Agreement went into effect, upon completion of the relevant meeting.

The terms and conditions of each New Agreement are substantially identical to those of the corresponding Prior Agreement. Each Fund’s contractual investment advisory fee rate under its New Agreement did not change from the corresponding Prior Agreement. Any investment advisory fees that were deposited to an escrow account under an Interim Agreement were paid to Royce.

The Royce Funds 2020 Annual Report to Shareholders | 77

Notes to Financial Statements (continued)

INVESTMENT ADVISER (continued):

Royce has continued to operate as an independent investment organization with its own brand after completion of the transaction. There have been no changes to the management or investment teams at Royce as a result of the transaction.

Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2021, and is shown below to the extent that it impacted net expenses for the year ended December 31, 2020. See the Prospectus for contractual waiver expiration dates.

	ANNUAL CONTRACTUAL ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP[3]					YEAR ENDED DECEMBER 31, 2020
	PERCENTAGE OF AVERAGE NET ASSETS[1]	Investment Class[3]	Service Class[3]	Consultant Class[3]	Institutional Class[3]	R Class[3]	Net advisory fees	Advisory fees waived
Royce Dividend Value Fund	0.85%	1.09%	1.34%	2.09%	1.09%	N/A	$657,615	$–
Royce Global Financial Services Fund	1.00%	N/A	1.49%	N/A	1.49%	N/A	312,578	–
Royce International Premier Fund	1.00%	1.19%	1.44%	2.19%	1.04%	N/A	8,119,678	604,622
Royce Micro-Cap Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	2,875,184	–
Royce Opportunity Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	8,376,701	–
Royce Pennsylvania Mutual Fund	0.76%[2]	N/A	N/A	N/A	N/A	N/A	12,464,882	–
Royce Premier Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	15,499,282	–
Royce Small-Cap Value Fund	1.00%	1.24%	1.49%	N/A	N/A	1.99%	1,162,272	–
Royce Smaller-Companies Growth Fund	1.00%	1.24%	1.49%	2.24%	1.24%[4]	N/A	2,415,038	–
Royce Special Equity Fund	1.00%	N/A	1.39%	N/A	N/A5	N/A	8,631,588	–
Royce Total Return Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	12,277,706	–

[1]	From a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $3 billion – .05% per annum; more than $3 billion to $4 billion – .10% per annum; over $4 billion – .15% per annum.
[2]	Royce Pennsylvania Mutual Fund's fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund's average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.
[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.
[4]	Royce Smaller-Companies Growth Fund's committed net annual operating expense ratio cap was increased from 1.21% to 1.24% for Institutional Class, effective May 1, 2020.
[5]	Royce Special Equity Fund's committed net annual operating expense ratio cap is 1.15% for Institutional Class, effective July 1, 2020.

DISTRIBUTOR:

Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A PERCENTAGE OF	YEAR ENDED DECEMBER 31, 2020
	AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived
Royce Dividend Value Fund – Service Class	0.25%	$47,900	$–
Royce Dividend Value Fund – Consultant Class	1.00%	11,948	–
Royce Global Financial Services Fund – Service Class	0.25%	54,768	7,468
Royce International Premier Fund – Service Class	0.25%	158,826	–
Royce International Premier Fund – Consultant Class	1.00%	86,106	–
Royce Micro-Cap Fund – Service Class	0.25%	342,892	–
Royce Micro-Cap Fund – Consultant Class	1.00%	118,654	–
Royce Opportunity Fund – Service Class	0.25%	143,212	–
Royce Opportunity Fund – Consultant Class	1.00%	80,549	–
Royce Opportunity Fund – R Class	0.50%	138,580	–
Royce Pennsylvania Mutual Fund – Service Class	0.25%	140,349	110,275
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	2,135,135	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	34,689	–
Royce Premier Fund – Service Class	0.25%	64,757	–
Royce Premier Fund – Consultant Class	1.00%	143,848	–
Royce Premier Fund – R Class	0.50%	43,363	–
Royce Small-Cap Value Fund – Service Class	0.25%	177,626	–
Royce Small-Cap Value Fund – Consultant Class	1.00%	45,556	–
Royce Small-Cap Value Fund – R Class	0.50%	30,734	–
Royce Smaller-Companies Growth Fund – Service Class	0.25%	354,887	–
Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	60,801	–
Royce Special Equity Fund – Service Class	0.25%	102,214	–
Royce Special Equity Fund – Consultant Class	1.00%	195,473	–
Royce Total Return Fund – Service Class	0.25%	153,651	–
Royce Total Return Fund – Consultant Class	1.00%	1,133,792	–
Royce Total Return Fund – R Class	0.50%	142,330	–

78 | The Royce Funds 2020 Annual Report to Shareholders

Purchases and Sales of Investment Securities:

For the year ended December 31, 2020, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES[1]
Royce Dividend Value Fund	$3,206,613	$27,690,892
Royce Global Financial Services Fund	1,156,208	7,832,768
Royce International Premier Fund	342,737,658	171,802,620
Royce Micro-Cap Fund	71,214,924	99,445,406
Royce Opportunity Fund	515,144,195	426,014,936
Royce Pennsylvania Mutual Fund	514,490,686	697,391,076
Royce Premier Fund	350,081,868	547,080,071
Royce Small-Cap Value Fund	68,480,961	88,790,201
Royce Smaller-Companies Growth Fund	142,264,981	205,181,203
Royce Special Equity Fund	282,605,973	409,532,602
Royce Total Return Fund	740,607,230	896,261,981
[1]	Excludes the value of securities delivered as a result of redemptions-in-kind.

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Trust’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Trustees. Cross trades for the year ended December 31, 2020, were as follows:

	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
Royce Global Financial Services Fund	$–	$446,632	$(146,954)
Royce International Premier Fund	3,485,578	–	–
Royce Micro-Cap Fund	807,760	764,745	142,955
Royce Pennsylvania Mutual Fund	6,998,625	7,150,440	(5,521,790)
Royce Premier Fund	806,786	20,391,149	(37,099,243)
Royce Special Equity Fund	3,092,132	1,352,565	807,881
Royce Total Return Fund	6,163,672	11,857,921	(201,847)

Redemptions-In-Kind:

The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. The net realized gain will not be realized for tax purposes. For the year ended December 31, 2020, the following funds had redemptions-in-kind:

	AMOUNT REDEEMED IN-KIND	REALIZED GAIN
Royce Premier Fund	$19,181,887	$10,563,937
Royce Special Equity Fund	81,271,431	25,102,408
Royce Total Return Fund	35,684,978	15,741,854

Class Specific Expenses:

Class specific expenses were as follows for the year ended December 31, 2020:

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Dividend Value Fund – Investment Class	$–	$80,467	$16,520	$20,640	$(112)	$117,515	$96,074
Royce Dividend Value Fund – Service Class	47,900	35,514	6,182	14,771	(6)	104,361	49,174
Royce Dividend Value Fund – Consultant Class	11,948	7,203	1,185	6,812	(4)	27,144	14,749
Royce Dividend Value Fund – Institutional Class	–	6,697	239	11,259	(2)	18,193	17,936
	59,848	129,881	24,126	53,482	(124)		177,933
Royce Global Financial Services Fund – Service Class	54,768	39,946	8,427	19,740	(211)	122,670	89,577
Royce Global Financial Services Fund – Institutional Class	–	6,622	31	13,128	(1)	19,780	11,604
	54,768	46,568	8,458	32,868	(212)		101,181

The Royce Funds 2020 Annual Report to Shareholders | 79

Notes to Financial Statements (continued)

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce International Premier Fund – Investment Class	$–	$429,491	$100,478	$45,005	$(611)	$574,363	$–
Royce International Premier Fund – Service Class	158,826	102,260	14,640	16,336	(48)	292,014	36,098
Royce International Premier Fund – Consultant Class	86,106	12,913	1,868	11,867	(19)	112,735	13,462
Royce International Premier Fund – Institutional Class	–	170,088	192,655	23,943	(15,381)	371,305	371,305
	244,932	714,752	309,641	97,151	(16,059)		420,865
Royce Micro-Cap Fund – Investment Class	–	156,095	75,325	17,398	(4,322)	244,496	63,016
Royce Micro-Cap Fund – Service Class	342,892	282,554	36,870	17,733	(979)	679,070	156,373
Royce Micro-Cap Fund – Consultant Class	118,654	18,583	4,726	12,292	(110)	154,145	–
	461,546	457,232	116,921	47,423	(5,411)		219,389
Royce Opportunity Fund – Investment Class	–	584,839	111,828	27,613	(3,859)	720,421	–
Royce Opportunity Fund – Service Class	143,212	88,419	10,498	12,553	(93)	254,589	29,445
Royce Opportunity Fund – Consultant Class	80,549	14,417	2,322	11,574	(47)	108,815	–
Royce Opportunity Fund – Institutional Class	–	12,950	18,807	15,203	(286)	46,674	–
Royce Opportunity Fund – R Class	138,580	63,499	2,484	10,736	(82)	215,217	–
	362,341	764,124	145,939	77,679	(4,367)		29,445
Royce Pennsylvania Mutual Fund – Investment Class	–	902,304	241,265	27,785	(4,649)	1,166,705	–
Royce Pennsylvania Mutual Fund – Service Class	140,349	83,848	48,685	12,428	(4,242)	281,068	–
Royce Pennsylvania Mutual Fund – Consultant Class	2,135,135	167,889	51,951	14,177	(665)	2,368,487	–
Royce Pennsylvania Mutual Fund – Institutional Class	–	9,319	18,475	14,076	(53)	41,817	–
Royce Pennsylvania Mutual Fund – R Class	34,689	21,817	2,964	8,295	(29)	67,736	–
	2,310,173	1,185,177	363,340	76,761	(9,638)		–
Royce Premier Fund – Investment Class	–	1,147,367	266,766	31,134	(1,315)	1,443,952	–
Royce Premier Fund – Service Class	64,757	37,076	10,818	10,582	(13)	123,220	20,445
Royce Premier Fund – Consultant Class	143,848	20,095	3,773	11,863	(23)	179,556	–
Royce Premier Fund – Institutional Class	–	9,497	107,143	15,917	(51)	132,506	–
Royce Premier Fund – R Class	43,363	24,245	1,942	4,736	(1)	74,285	–
	251,968	1,238,280	390,442	74,232	(1,403)		20,445
Royce Small-Cap Value Fund – Investment Class	–	55,072	13,604	13,690	(714)	81,652	51,963
Royce Small-Cap Value Fund – Service Class	177,626	110,140	27,704	18,866	(88)	334,248	95,541
Royce Small-Cap Value Fund – Consultant Class	45,556	12,577	2,100	11,858	(84)	72,007	–
Royce Small-Cap Value Fund – R Class	30,734	20,070	2,160	5,429	(72)	58,321	6,969
	253,916	197,859	45,568	49,843	(958)		154,473
Royce Smaller-Companies Growth Fund – Investment Class	–	78,032	32,878	14,012	(1,480)	123,442	7,585
Royce Smaller-Companies Growth Fund – Service Class	354,887	209,677	32,755	18,403	(207)	615,515	72,844
Royce Smaller-Companies Growth Fund – Consultant Class	60,801	12,061	2,149	11,958	(52)	86,917	18,079
Royce Smaller-Companies Growth Fund – Institutional Class	–	7,066	1,090	11,438	(29)	19,565	12,433
	415,688	306,836	68,872	55,811	(1,768)		110,941

80 | The Royce Funds 2020 Annual Report to Shareholders

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Special Equity Fund – Investment Class	$–	$666,506	$132,020	$29,884	$(613)	$827,797	$–
Royce Special Equity Fund – Service Class	102,214	75,629	13,759	13,644	–	205,246	85,115
Royce Special Equity Fund – Consultant Class	195,473	24,221	5,812	11,911	(61)	237,356	–
Royce Special Equity Fund – Institutional Class	–	15,160	58,607	15,146	–	88,913	–
	297,687	781,516	210,198	70,585	(674)		85,115
Royce Total Return Fund – Investment Class	–	855,204	318,575	38,135	(4,454)	1,207,460	25,248
Royce Total Return Fund – Service Class	153,651	99,087	14,173	13,080	(144)	279,847	39,653
Royce Total Return Fund – Consultant Class	1,133,792	99,224	26,823	15,166	(625)	1,274,380	–
Royce Total Return Fund – Institutional Class	–	10,226	36,126	13,354	(172)	59,534	–
Royce Total Return Fund – R Class	142,330	67,804	6,395	7,368	(136)	223,761	–
	1,429,773	1,131,545	402,092	87,103	(5,531)		64,901

Tax Information:

At December 31, 2020, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED
	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation
Royce Dividend Value Fund	$36,103,655	$38,779,884	$39,501,784	$721,900
Royce Global Financial Services Fund	21,482,365	12,214,777	13,839,625	1,624,848
Royce International Premier Fund	857,924,407	274,945,894	290,876,428	15,930,534
Royce Micro-Cap Fund	226,936,532	131,336,642	144,815,105	13,478,463
Royce Opportunity Fund	947,009,131	381,905,261	406,666,118	24,760,857
Royce Pennsylvania Mutual Fund	1,097,697,877	840,225,697	860,702,302	20,476,605
Royce Premier Fund	919,141,770	840,733,920	841,812,780	1,078,860
Royce Small-Cap Value Fund	90,366,699	30,260,693	32,314,393	2,053,700
Royce Smaller-Companies Growth Fund	203,860,618	124,051,470	124,968,553	917,083
Royce Special Equity Fund	741,086,473	222,947,748	236,948,672	14,000,924
Royce Total Return Fund	895,536,069	417,678,300	432,721,358	15,043,058

The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts, underlying investments and mark-to-market of Passive Foreign Investment Companies.

Distributions during the years ended December 31, 2020 and 2019, were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL
	2020	2019	2020	2019	2020	2019
Royce Dividend Value Fund	$1,343,015	$1,454,404	$3,072,729	$13,668,728	$–	$–
Royce Global Financial Services Fund	118,498	531,381	2,059,840	338,683	–	–
Royce International Premier Fund	3,194,667	3,750,858	–	–	48,255	–
Royce Micro-Cap Fund	–	–	24,918,670	9,069,275	–	–
Royce Opportunity Fund	–	–	–	14,461,640	–	4,546
Royce Pennsylvania Mutual Fund	9,295,173	3,770,922	82,152,089	68,835,454	–	–
Royce Premier Fund	14,872,440	5,706,644	77,865,265	316,226,614	–	–
Royce Small-Cap Value Fund	2,100,141	2,060,443	2,570,913	3,384,353	–	–
Royce Smaller-Companies Growth Fund	–	–	29,163,704	8,877,116	–	–
Royce Special Equity Fund	13,517,035	11,726,391	20,524,246	105,051,840	–	–
Royce Total Return Fund	24,529,558	18,888,956	211,882,829	117,115,609	–	–

The Royce Funds 2020 Annual Report to Shareholders | 81

Notes to Financial Statements (continued)

Tax Information (continued):

The tax basis components of distributable earnings at December 31, 2020, were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSS CARRYFORWARD)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS	CAPITAL LOSS CARRYFORWARD UTILIZED
Royce Dividend Value Fund	$23,850	$1,989,332	$38,792,675	$–	$40,805,857	$–
Royce Global Financial Services Fund	329,373	81,117	12,217,629	(9,293)	12,618,826	–
Royce International Premier Fund	–	(38,522,307)[3]	275,036,525	(232)	236,513,986	25,425,502
Royce Micro-Cap Fund	–	5,366,954	131,336,637	–	136,703,591	–
Royce Opportunity Fund	–	9,633,987	381,905,259	–	391,539,246	783,070
Royce Pennsylvania Mutual Fund	228,756	32,053,317	840,226,054	–	872,508,127	–
Royce Premier Fund	911,926	54,013,510	840,733,918	(82,293)	895,577,061	–
Royce Small-Cap Value Fund	28,001	(16,617,039)	30,260,691	(1,581)	13,670,072	–
Royce Smaller-Companies Growth Fund	–	22,723,091	124,037,462	(4,391)	146,756,162	–
Royce Special Equity Fund	11,330,027	4,003,841	222,947,745	–	238,281,613	–
Royce Total Return Fund	66,936	46,616,488	417,699,682	28,646	464,411,752	–
[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts, underlying investments and mark-to-market of Passive Foreign Investment Companies.
[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses and 857 (b)(9) adjustments.
[3]	A portion of this amount ($760,187) is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2020, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, investments in Real Estate Investment Trusts, publicly traded partnerships and Trusts, foreign currency transactions, foreign capital gains tax, redemptions-in-kind, return of capital distributions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
Royce Dividend Value Fund	$175	$(175)
Royce Global Financial Services Fund	–	–
Royce International Premier Fund	48,255	(48,255)
Royce Micro-Cap Fund	1,654,948	(1,654,948)
Royce Opportunity Fund	3,070,948	(3,070,948)
Royce Pennsylvania Mutual Fund	(30,599)	30,599
Royce Premier Fund	(10,504,545)	10,504,545
Royce Small-Cap Value Fund	1,145	(1,145)
Royce Smaller-Companies Growth Fund	2,540,787	(2,540,787)
Royce Special Equity Fund	(25,053,054)	25,053,054
Royce Total Return Fund	(15,540,712)	15,540,712

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2017 – 2020) and has concluded that as of December 31, 2020, no provision for income tax is required in the Funds’ financial statements.

Transactions in Affiliated Companies:

An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2020:

AFFILIATED COMPANY	SHARES 12/31/19	MARKET VALUE 12/31/19	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 12/31/20	MARKET VALUE 12/31/20
Royce Special Equity Fund
CONSUMER DISCRETIONARY – 10.4%
AUTO COMPONENTS – 3.5%
Standard Motor Products [1]	1,229,000	$65,407,380	$1,795,131	$20,952,497	$7,463,570	$(20,232,934)	$477,500
HOTELS, RESTAURANTS & LEISURE - 0.3%
Bowl America Cl. A [2]	374,000	5,797,000	132,406	490,253	49,962	(2,218,640)	65,450	347,000	$3,270,475

82 | The Royce Funds 2020 Annual Report to Shareholders

Transactions in Affiliated Companies (continued):

AFFILIATED COMPANY	SHARES 12/31/19	MARKET VALUE 12/31/19	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 12/31/20	MARKET VALUE 12/31/20
Royce Special Equity Fund (continued)
CONSUMER DISCRETIONARY (continued)
HOUSEHOLD DURABLES – 6.6%
Flexsteel Industries [2]	720,000	$14,342,400	$1,750,771	$1,006,140	$(387,297)	$12,139,741	$307,025	767,500	$26,839,475
Hooker Furniture [2]	1,000,000	25,690,000	4,364,321	2,390,008	(398,163)	9,176,350	705,576	1,130,000	36,442,500
		40,032,400			(785,460)	21,316,091	1,012,601		63,281,975
		111,236,780			6,728,072	(1,135,483)	1,555,551		66,552,450
INDUSTRIALS - 9.5%
AEROSPACE & DEFENSE - 3.6%
National Presto Industries [2]	409,000	36,151,510	4,410,646	5,927,599	3,191,846	(3,064,570)	2,278,704	393,100	34,761,833
BUILDING PRODUCTS – 0.5%
Insteel Industries [1]	969,000	20,823,810	94,031	17,340,558	(1,640,020)	2,463,289	340,421
MACHINARY – 5.4%
Gencor Industries [2,3]	1,130,000	13,187,100	622,652	1,290,843	(72,178)	652,769	–	1,065,000	13,099,500
Hurco Companies [2]	623,600	23,921,296	657,597	1,978,764	982,115	(6,182,244)	228,150	580,000	17,400,000
Miller Industries [2]	381,500	14,165,095	8,429,635	2,423,860	148,435	1,561,205	362,646	575,500	21,880,510
		51,273,491			1,058,372	(3,968,270)	590,796		52,380,010
		108,248,811			2,610,198	(4,569,551)	3,209,921		87,141,843
INFORMATION TECHNOLOGY – 6.3%
IT SERVICES – 6.3%
Computer Services [1,4]	1,463,000	65,103,500	–	23,210,256	14,948,027	3,740,789	2,013,173
		65,103,500			14,948,027	3,740,789	2,013,173
MATERIALS – 1.5%
PAPER & FOREST PRODUCTS – 1.5%
Verso Corporation Cl. A [1]	1,722,000	31,047,660	3,222,820	10,522,220	(2,634,953)	(6,689,307)	4,964,820
		31,047,660			(2,634,953)	(6,689,307)	4,964,820
		$315,636,751			$21,651,344	$(8,653,552)	$11,743,465		$153,694,293
[1]	Not an Affiliated Company at December 31, 2020.
[2]	At December 31, 2020, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
[3]	Non-income producing.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities.

Merger Information:

As of the close of business on the New York Stock Exchange on June 14, 2019, Royce Opportunity Fund acquired all of the assets and assumed all of the liabilities of Royce Micro-Cap Opportunity Fund. Based on the opinion of counsel delivered to Royce Opportunity Fund, the acquisition, which was approved by shareholders of Royce Micro-Cap Opportunity Fund on May 28, 2019, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Micro-Cap Opportunity Fund’s net assets of $17,332,098, including $3,256,310 of unrealized appreciation, were combined with Royce Opportunity Fund for total net assets after the acquisition of $903,239,970. Assuming the acquisition had been completed on January 1, 2019, the pro forma results of operations for the year ended December 31, 2019 for Royce Opportunity Fund, are as follows:

Net investment income (loss): $(4,901,614)

Net realized and change in unrealized gain (loss) on investments and foreign currency: $235,031,362

Net increase (decrease) in net assets resulting from investment operations: $230,129,748

As of the close of business on the New York Stock Exchange on June 14, 2019, Royce Pennsylvania Mutual Fund acquired all of the assets and assumed all of the liabilities of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund. Based on the opinions of counsel delivered to Royce Pennsylvania Mutual Fund, the acquisitions, which were approved by shareholders of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund on May 28, 2019, qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized to the Funds or their respective shareholders. Royce Small-Cap Leaders Fund’s net assets of $44,751,244, including $9,113,761 of unrealized appreciation, and Royce Small/Mid-Cap Premier Fund’s net assets of $165,414,569, including $17,832,090 of unrealized appreciation, were combined with Royce Pennsylvania Mutual Fund for total net assets after the acquisitions of $1,907,630,569. Assuming the acquisitions had been completed on January 1, 2019, the pro forma results of operations for the year ended December 31, 2019 for Royce Pennsylvania Mutual Fund, are as follows:

Net investment income (loss): $4,098,369

Net realized and change in unrealized gain (loss) on investments and foreign currency: $441,964,475

Net increase (decrease) in net assets resulting from investment operations: $446,062,844

The Royce Funds 2020 Annual Report to Shareholders | 83

Notes to Financial Statements (continued)

Merger Information (continued):

As of the close of business on the New York Stock Exchange on July 12, 2019, Royce Micro-Cap Fund acquired all of the assets and assumed all of the liabilities of Royce Low-Priced Stock Fund. Based on the opinion of counsel delivered to Royce Micro-Cap Fund, the acquisition, which was approved by shareholders of Royce Low-Priced Stock Fund at a special meeting that was originally opened on May 28, 2019 and adjourned to June 27, 2019, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Low-Priced Stock Fund’s net assets of $209,887,857, including $41,559,475 of unrealized appreciation, were combined with Royce Micro-Cap Fund for total net assets after the acquisition of $344,553,391. Assuming the acquisition had been completed on January 1, 2019, the pro forma results of operations for the year ended December 31, 2019 for Royce Micro-Cap Fund, are as follows:

Net investment income (loss): $(1,688,214)

Net realized and change in unrealized gain (loss) on investments and foreign currency: $75,449,738

Net increase (decrease) in net assets resulting from investment operations: $73,761,524

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued.

84 | The Royce Funds 2020 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and Shareholders of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund and Royce Total Return Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund and Royce Total Return Fund (constituting The Royce Fund, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

The Royce Funds 2020 Annual Report to Shareholders | 85

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period ended December 31, 2020. Service, Consultant and R Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2020, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During the Period[1]	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]
Investment Class
Royce Dividend Value Fund	$1,000.00	$1,239.59	$6.14	$1,000.00	$1,019.66	$5.53	1.09%
Royce International Premier Fund	1,000.00	1,251.80	6.79	1,000.00	1,019.10	6.09	1.20%
Royce Micro-Cap Fund	1,000.00	1,408.63	7.51	1,000.00	1,018.90	6.29	1.24%
Royce Opportunity Fund	1,000.00	1,543.86	7.87	1,000.00	1,018.95	6.24	1.23%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,319.73	5.48	1,000.00	1,020.41	4.77	0.94%
Royce Premier Fund	1,000.00	1,285.68	6.84	1,000.00	1,019.15	6.04	1.19%
Royce Small-Cap Value Fund	1,000.00	1,302.19	7.18	1,000.00	1,018.90	6.29	1.24%
Royce Smaller-Companies Growth Fund	1,000.00	1,463.96	7.68	1,000.00	1,018.90	6.29	1.24%
Royce Special Equity Fund	1,000.00	1,193.69	6.67	1,000.00	1,019.05	6.14	1.21%
Royce Total Return Fund	1,000.00	1,255.80	7.03	1,000.00	1,018.90	6.29	1.24%
Service Class
Royce Dividend Value Fund	1,000.00	1,237.64	7.54	1,000.00	1,018.40	6.80	1.34%
Royce Global Financial Services Fund	1,000.00	1,238.75	8.38	1,000.00	1,017.65	7.56	1.49%
Royce International Premier Fund	1,000.00	1,250.00	8.14	1,000.00	1,017.90	7.30	1.44%
Royce Micro-Cap Fund	1,000.00	1,406.88	9.01	1,000.00	1,017.65	7.56	1.49%
Royce Opportunity Fund	1,000.00	1,541.54	9.52	1,000.00	1,017.65	7.56	1.49%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,317.87	6.23	1,000.00	1,019.76	5.43	1.07%
Royce Premier Fund	1,000.00	1,283.58	8.55	1,000.00	1,017.65	7.56	1.49%
Royce Small-Cap Value Fund	1,000.00	1,300.67	8.62	1,000.00	1,017.65	7.56	1.49%
Royce Smaller-Companies Growth Fund	1,000.00	1,461.52	9.22	1,000.00	1,017.65	7.56	1.49%
Royce Special Equity Fund	1,000.00	1,192.46	7.66	1,000.00	1,018.15	7.05	1.39%
Royce Total Return Fund	1,000.00	1,253.39	8.44	1,000.00	1,017.65	7.56	1.49%
Consultant Class
Royce Dividend Value Fund	1,000.00	1,233.17	11.73	1,000.00	1,014.63	10.58	2.09%
Royce International Premier Fund	1,000.00	1,245.16	12.36	1,000.00	1,014.13	11.09	2.19%
Royce Micro-Cap Fund	1,000.00	1,399.96	14.36	1,000.00	1,013.17	12.04	2.38%
Royce Opportunity Fund	1,000.00	1,534.06	15.29	1,000.00	1,013.07	12.14	2.40%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,314.09	11.28	1,000.00	1,015.38	9.83	1.94%
Royce Premier Fund	1,000.00	1,277.98	13.40	1,000.00	1,013.37	11.84	2.34%
Royce Small-Cap Value Fund	1,000.00	1,291.70	16.07	1,000.00	1,011.11	14.10	2.79%
Royce Smaller-Companies Growth Fund	1,000.00	1,456.94	13.83	1,000.00	1,013.88	11.34	2.24%
Royce Special Equity Fund	1,000.00	1,186.94	12.64	1,000.00	1,013.57	11.64	2.30%
Royce Total Return Fund	1,000.00	1,249.71	12.55	1,000.00	1,013.98	11.24	2.22%

86 | The Royce Funds 2020 Annual Report to Shareholders

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During the Period[1]	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]
Institutional Class
Royce Dividend Value Fund	$1,000.00	$1,241.86	$6.14	$1,000.00	$1,019.66	$5.53	1.09%
Royce Global Financial Services Fund	1,000.00	1,238.69	8.38	1,000.00	1,017.65	7.56	1.49%
Royce International Premier Fund	1,000.00	1,252.30	5.89	1,000.00	1,019.91	5.28	1.04%
Royce Opportunity Fund	1,000.00	1,544.76	7.10	1,000.00	1,019.56	5.63	1.11%
Royce Pennsylvania Mutual Fund	1,000.00	1,319.36	5.13	1,000.00	1,020.71	4.47	0.88%
Royce Premier Fund	1,000.00	1,285.34	6.61	1,000.00	1,019.36	5.84	1.15%
Royce Smaller-Companies Growth Fund	1,000.00	1,463.62	7.68	1,000.00	1,018.90	6.29	1.24%
Royce Special Equity Fund	1,000.00	1,194.47	6.29	1,000.00	1,019.41	5.79	1.14%
Royce Total Return Fund	1,000.00	1,256.78	6.35	1,000.00	1,019.51	5.69	1.12%
R Class
Royce Opportunity Fund	1,000.00	1,540.07	11.75	1,000.00	1,015.89	9.32	1.84%
Royce Pennsylvania Mutual Fund	1,000.00	1,315.19	10.42	1,000.00	1,016.14	9.07	1.79%
Royce Premier Fund	1,000.00	1,280.23	11.06	1,000.00	1,015.43	9.78	1.93%
Royce Small-Cap Value Fund	1,000.00	1,297.29	11.49	1,000.00	1,015.13	10.08	1.99%
Royce Total Return Fund	1,000.00	1,252.16	10.53	1,000.00	1,015.79	9.42	1.86%

1 Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period).

2 Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

3 GiftShare accounts pay an annual $50 trustee fee to Alliance Trust Company, as trustee. If these fees were included above, your costs would be higher.

Federal Tax Information

In January 2021, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2020.

2020 Supplemental Tax Information:

FUND	% QDI	% U.S. GOVT INCOME	% INCOME QUALIFYING FOR DRD	LONG-TERM CAPITAL GAIN DISTRIBUTION OR MAXIMUM ALLOWABLE (OOO’S)
Royce Dividend Value Fund	100.00%	N/A	81.26%	$3,073
Royce Global Financial Services Fund	100.00%	N/A	100.00%	2,060
Royce International Premier Fund	100.00%	N/A	0.00%	–
Royce Micro-Cap Fund	0.00%	N/A	0.00%	24,919
Royce Opportunity Fund	0.00%	N/A	0.00%	–
Royce Pennsylvania Mutual Fund	100.00%	N/A	100.00%	82,152
Royce Premier Fund	100.00%	N/A	100.00%	77,865
Royce Small-Cap Value Fund	100.00%	N/A	88.30%	2,571
Royce Smaller-Companies Growth Fund	0.00%	N/A	0.00%	29,164
Royce Special Equity Fund	100.00%	N/A	100.00%	20,524
Royce Total Return Fund	100.00%	N/A	100.00%	211,883

Definitions:

% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:

For the year ended December 31, 2020, Royce International Premier Fund had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

NET FOREIGN SOURCE INCOME	NET FOREIGN SOURCE INCOME PER SHARE	FOREIGN TAX	FOREIGN TAX PER SHARE
$4,191,294	$0.0715	$1,300,918	$0.0222

The Royce Funds 2020 Annual Report to Shareholders | 87

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Trustee1, President
Age: 55 | Number of Funds Overseen: 16 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee

Age: 72 | Number of Funds Overseen: 16 | Tenure: Since 2009
Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Trustee
Age: 59 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm (since May 2020). Previously, Mr. Grisanti was Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (from 1999 to 2020). Mr. Grisanti’s prior business experience also includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Cecile B. Harper, Trustee2
Age: 57 | Number of Funds Overseen: 16 | Tenure: Since 2020
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Board Member of Pyramid Peak Foundation (since January 2012); and Chief Operating Officer at the College Foundation at the University of Virginia (since October 2019). Ms. Harper’s prior business experience includes serving as Principal of Southeastern Asset Management (from December 1993 to September 2019); and a Board Member of Regional One Health Foundation (from June 2013 to September 2019).

Arthur S. Mehlman, Trustee
Age: 78 | Number of Funds Overseen: 36 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

G. Peter O’Brien, Trustee
Age: 74 | Number of Funds Overseen: 36 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 62 | Number of Funds Overseen: 16 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 53 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 58 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 54 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 53 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 61 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1  Interested Trustee.

2  Became a trustee effective as of the close of business on September 24, 2020.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

88 | The Royce Funds 2020 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2020, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2020 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future. There can be no assurance that companies that currently pay a dividend will continue to do so in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/ or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 2000 Pure Value Index is an unmanaged index composed of securities with strong value characteristics selected from the Russell 2000 Index. Securities are weighted based on their style score. The Russell 2000 Pure Growth Index is an unmanaged index composed of securities with strong growth characteristics selected from the Russell 2000 Index. Securities are weighted based on their style score. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The MSCI ACWI ex USA Large Cap Index is an unmanaged, capitalization-weighted index of global large-cap stocks, excluding the United States. The CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000. The Nasdaq 100 is an unmanaged, capitalization-weighted index. It measures the performance of the 100 largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the Russell market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.royceinvest.com. All publicly released material Fund information is disclosed by the Funds on their website at www.royceinvest.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

The Royce Funds 2020 Annual Report to Shareholders | 89

Notes to Performance and Other Important Information (continued)

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

• the Funds’ future operating results,

• the prospects of the Funds’ portfolio companies,

• the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

• the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www. sec.gov.

90 | The Royce Funds 2020 Annual Report to Shareholders

Results of Shareholders Meetings

At a Special Meeting of Shareholders convened virtually on July 14, 2020, the following Funds’ shareholders approved a new investment advisory agreement between the Fund and Royce & Associates, LP.

	FOR	AGAINST	ABSTAIN
Royce Dividend Value Fund	8,832,172	54,773	176,878
Royce Global Financial Services Fund	1,702,529	37,796	38,078
Royce Opportunity Fund	35,313,222	717,037	1,153,522
Royce Premier Fund	66,612,347	1,001,606	2,271,132

At a Special Meeting of Shareholders originally scheduled to be held on July 14, 2020, and adjourned to and convened virtually on July 30, 2020, the following Funds’ shareholders approved a new investment advisory agreement between the Fund and Royce & Associates, LP.

	FOR	AGAINST	ABSTAIN
Royce Pennsylvania Mutual Fund	96,286,319	2,561,161	7,119,385
Royce Small-Cap Value Fund	8,145,953	157,949	746,227
Royce Special Equity Fund	25,464,889	315,773	1,620,188

At a Special Meeting of Shareholders originally scheduled to be held on July 14, 2020, and adjourned to and convened virtually on August 31, 2020, the following Funds’ shareholders approved a new investment advisory agreement between the Fund and Royce & Associates, LP.

	FOR	AGAINST	ABSTAIN
Royce International Premier Fund	27,008,272	396,382	1,909,592
Royce Micro-Cap Fund	13,296,840	517,606	1,554,098
Royce Smaller Companies Growth Fund	12,966,057	439,768	1,655,077

At a Special Meeting of Shareholders originally scheduled to be held on July 14, 2020, and adjourned to and convened virtually on September 11, 2020, the Fund’s shareholders approved a new investment advisory agreement between the Fund and Royce & Associates, LP.

	FOR	AGAINST	ABSTAIN
Royce Total Return Fund	57,747,289	1,708,968	8,352,228

At the 2020 Annual Meeting of Shareholders convened virtually on September 24, 2020, the Funds’ shareholders elected seven Trustees, consisting of:

	VOTES FOR	VOTES WITHHELD
Christopher D. Clark	469,138,127	13,311,893
Patricia W. Chadwick	469,041,260	13,408,760
Christopher C. Grisanti	469,541,109	12,908,911
Cecile B. Harper	469,498,600	12,951,419
Arthur S. Mehlman	468,573,130	13,876,889
G. Peter O’Brien	468,647,638	13,802,382
Michael K. Shields	469,643,370	12,806,649

The Royce Funds 2020 Annual Report to Shareholders | 91

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92 | The Royce Funds 2020 Annual Report to Shareholders

About Royce Investment Partners	Contact Us

Unparalleled Knowledge + Experience	GENERAL INFORMATION
Pioneers in small-cap investing, with 45+ years	General Royce Funds information including:
of experience, depth of knowledge, and focus.	● How to open an account
● An overview of our firm and Funds
Independent Thinking	● Ordering literature including Prospectuses
The confidence to go against consensus, the insight	(800) 221-4268
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.	ACCOUNT INFORMATION
Speak with a representative about:
Specialized Approaches	● Your account, transactions, and forms
U.S., international, and global investment strategies	(800) 841-1180
that pursue approaches with different risk profiles.
FINANCIAL ADVISORS, CONSULTANTS, AND INSTITUTIONS
Unwavering Commitment	Speak with your regional Royce contact regarding:
Our team of 18 portfolio managers has significant	● Scheduling a meeting or call
personal investments in the strategies they manage.	● Information about our firm, strategies, and funds
● Resources for financial professionals, such as portfolio attribution reports
(800) 337-6923

AUTOMATED ACCOUNT INFORMATION
24-hour Automated Telephone Service
(800) 787-6923

OE-REP-1220

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2020 - $282,915

Year ended December 31, 2019 - $297,369

(b)	Audit-Related Fees:

Year ended December 31, 2020 - $0

Year ended December 31, 2019 - $0

(c)	Tax Fees:

Year ended December 31, 2020 - $119,075 – Preparation of tax returns and excise tax review

Year ended December 31, 2019 - $160,058 – Preparation of tax returns and excise tax review

(d)	All Other Fees:

Year ended December 31, 2020 - $0

Year ended December 31, 2019 - $0

(e)(1)      Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant's Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2020 - $119,075

Year ended December 31, 2019 - $160,058

(h)	No such services were rendered during 2020 or 2019.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: March 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND				THE ROYCE FUND

BY:	/s/ Christopher D. Clark	BY:	/s/	Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Treasurer

Date: March 1, 2021			Date: March 1, 2021